UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934
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Voya Financial, Inc.
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2025
Proxy Statement

VOYA

Plan. Invest. Protect.

Voya 2025 Proxy Statement	i

Dear Fellow Shareholders:
On behalf of the Board of Directors (the ‘‘Board’’) of Voya Financial, Inc. (the ‘‘Company’’ or ‘‘Voya’’), you are cordially invited to attend our 2025 Annual Meeting of Shareholders on Thursday, May 22, 2025.
This was a year of progress and resilience for Voya
Financial. Our team’s relentless efforts to drive revenue
growth, expand margins and accelerate commercial
momentum are reflected in strong results in Wealth
Solutions and Voya Investment Management. Through
decisive actions and disciplined execution, we made
meaningful progress in improving the performance of our
Health Solutions business. Importantly, we returned
significant capital to shareholders while continuing to make key growth investments.
In 2025, we will build on this progress to continue
delivering long-term value to our shareholders, focusing on
three near-term priorities: continued commercial
momentum, meaningfully improved stop loss margins, and
successful integration of OneAmerica’s full-service
retirement business. With several new strategic senior-
level executives in place as well as two new members on
our Board of Directors with invaluable experience in the
industry segments where Voya competes, we enter the
new year steadfast in our focus on delivering long-term
value to our shareholders.
CONTINUING COMMERCIAL MOMENTUM
We doubled down on areas of strength, supplementing our
commercial success with strategic acquisitions that
enhance our customer solutions.
Earnings for Wealth Solutions were up 30% year over
year, with revenue growth and adjusted operating margins
exceeding our 2024 full-year targets.  Today, Voya serves
about 60,000 retirement plans with nearly 8 million
participants across the U.S. and its territories. In
September 2024, we acquired OneAmerica’s full-service
retirement business, adding $60 billion in accretive assets
and nearly $4 billion in spread-based assets under
management to Voya’s portfolio. We project that this
acquisition will contribute approximately $200 million in
revenue and approximately $75 million in operating
earnings in 2025 while creating long-term growth
opportunities through new distribution partnerships and
enhanced capabilities. We are diligently working on the
integration process, which has progressed smoothly since
the transaction closed on January 2, 2025.
Voya Investment Management had record net flows in
2024, with strength across institutional and retail markets.
We continue to grow our leadership position in insurance
asset management with several new mandates in 2024,
including with Sconset Re, an annuities reinsurer that
represents Voya’s first strategic investment in the
Bermuda sidecar market. In retail channels, our strength
extends globally with continued growth in our Income &
Growth franchise in Asian markets, while our U.S. retail
business delivered strong flows in domestic markets.
DRIVING MEANINGFUL IMPROVEMENT WITHIN
HEALTH SOLUTIONS
Health Solutions results were adversely affected in 2024
by poor performance in our stop loss business. To address
this, we significantly increased rates on the January 2025
renewal block and strengthened underwriting risk
selection. Our fourth-quarter results in stop loss were
consistent with the revised guidance we provided in
December 2024 and have set us up for improved net
underwriting results in 2025.
We are also making strategic investments in other areas of
our Health Solutions business, including leave
management and short-term disability, to enhance Voya’s
offerings and drive sales and retention.
RETURNING CAPITAL TO SHAREHOLDERS
WHILE INVESTING IN GROWTH
We returned $800 million in excess capital to shareholders
in 2024 through stock repurchases and dividends. We
expect core business growth, net underwriting
improvement in Health Solutions, and earnings from the
recently completed OneAmerica acquisition to continue
strong excess capital generation in both 2025 and 2026.
We will maintain a balanced approach to capital return
which includes growth investments that deliver long-term
shareholder value and capital return to shareholders
through dividends and share repurchases. Growth
investments will be on strategy and above our cost of
capital.
Finally, it is important to me that our Purpose—Together
we fight for everyone’s opportunity for a better financial
future—remains the foundation of our culture. It drives our
strategy to achieve our Vision—Clearing your path to
financial confidence and a more fulfilling life.
With our strategic investments, great commercial
momentum and an outstanding team executing on our
priorities, Voya is ready to deliver on our plan in 2025 as
we continue to compete and win.
On behalf of the Board and our management team, thank
you for your continued support and investment in Voya.
Very truly yours,
Heather Lavallee
Chief Executive Officer

ii	Voya 2025 Proxy Statement

Notice of 2025 Annual
Meeting of Shareholders
You are cordially invited to attend the Annual Meeting of Shareholders of Voya Financial, Inc., on Thursday, May 22, 2025, at
11:00 a.m., Eastern Daylight Time. The meeting will be held as a virtual meeting only, accessible at the following website address: www.virtualshareholdermeeting.com/VOYA2025. The proxy statement describes the items of business that we will conduct at the meeting in more detail, and also provides you with important information about the Company, including our corporate governance and executive compensation practices. I strongly encourage you to read these materials and vote your shares. Additional details regarding how to attend the meeting, submit questions and what to do in the event of technical difficulties are included in the proxy statement.
Time and Date
11:00 a.m., Eastern Daylight Time
Thursday, May 22, 2025
Meeting Website Address
www.virtualshareholdermeeting.com/VOYA2025
Items of Business
1Election of 12 directors to our Board for one-year
terms
2Advisory vote to approve executive compensation
3Ratification of appointment of Ernst & Young LLP
as our independent registered public accounting
firm
4Transaction of such other business as may
properly come before our 2025 Annual Meeting of
Shareholders
Record Date
The record date for the determination of the
shareholders entitled to vote at our Annual Meeting
of Shareholders, or any adjournments or
postponements thereof, was the close of business
on March 26, 2025.
Your vote is important to us. Please exercise your right to vote.
Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting to be held on May 22, 2025. Our Proxy
Statement, 2024 Annual Report to Shareholders and other materials are available at www.proxyvote.com.
By Order of the Board of Directors,
Julie Watson
Vice President, Counsel and Corporate Secretary
April 10, 2025

Voya 2025 Proxy Statement	1

Proxy Summary
This summary highlights certain information contained elsewhere in our proxy statement. You should read the entire proxy statement carefully before voting.
Shareholders will be asked to vote on the following matters at the 2025 Annual Meeting:

Matter	Board Recommendation	See This Page for More Information

Election of Directors	FOR each Director Nominee	2
Advisory Vote on Approval of Executive Compensation	FOR approval	32
Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm	FOR approval	70
Our proxy statement contains information about the matters to be voted on at our 2025 Annual Meeting of Shareholders (which we refer to in this proxy statement as the “Annual Meeting”), as well as information about our corporate governance practices, the compensation we pay our executives, and other information about the Company. Our principal executive offices are located at 200 Park Avenue, New York, New York 10166.
We are furnishing proxy materials to our shareholders via the Internet, instead of mailing printed copies of those materials to each shareholder, to save costs and reduce our impact on the environment. A Notice of Internet Availability of Proxy Materials,
which contains instructions about how to access our proxy materials and vote online or by mail, will be mailed to our shareholders beginning on or about April 10, 2025.
Your vote is important. Please exercise your right to vote.

2	Voya 2025 Proxy Statement

Part I: Corporate Governance
Proposal 1: Election of Directors
Our Board consists of 12 directors, who are elected annually by our shareholders for one-year terms, comprised of 11 independent directors, including the Non-Executive Chairperson of our Board, and our President and CEO, Heather Lavallee.
At our Annual Meeting, our shareholders will be asked to elect 12 nominees to our Board (collectively, the “Director
Nominees”).
Board Recommendation: Our Board unanimously recommends that our shareholders elect each of our Director
Nominees described below under “Our Director Nominees.”
Director Skills and Qualifications
We believe that our Director Nominees bring a well-rounded variety of skills, qualifications and experiences, and represent an effective mix of deep company knowledge and fresh perspectives. Our Board believes that our Director Nominees' varying tenures, breadth of experience and mix of attributes strengthen our Board's independent leadership and effective oversight of management given Voya's businesses, the operating environment in our industries, and the Company's long-term strategy.
Our Director Nominees have significant skills and experience in the following areas:

Voya 2025 Proxy Statement	3

Director Nomination and Re-Nomination
The Nominating, Governance and Social Responsibility Committee is responsible for identifying individuals believed to be qualified to become Board members, consistent with criteria approved by our Board, and for selecting and recommending to the Board the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders. The committee does not set specific minimum qualifications that directors must meet in order to recommend them to the Board, but specific characteristics considered by the committee when evaluating candidates for the
Board include:
Financial literacy or other
professional business experience
relevant to an understanding of our
business
Independence for purposes of
the New York Stock Exchange
(NYSE) listing rules
Strong character
and integrity
Individual background and
attributes
Significant leadership
experience
Accomplishments and
reputation in the business
community
We also appreciate the importance of critically evaluating individual directors and their contributions to our Board in connection
Shareholder feedback, including
the support received by director
nominees at our last annual
meeting
Independence for purposes of
the NYSE listing rules
The extent to which the director's
skills, qualifications and
experience continue to contribute
to the success of our Board
Attendance and participation
at, and preparation for, Board
and committee meetings
with re-nomination decisions. In considering whether to recommend re-nomination of a director for election at our annual meeting, the Nominating, Governance and Social Responsibility Committee considers factors such as:

4	Voya 2025 Proxy Statement

Board At A Glance
Snapshot of Our Director Nominees

Name and Principal Occupation	Independent	Director Since
Lynne Biggar Director	Yes	2014
S. Biff Bowman Director	Yes	2023
Yvette S. Butler Director	Yes	2021
Jane P. Chwick Director	Yes	2014
Kathleen DeRose Director	Yes	2019
Hikmet Ersek Director	Yes	2023
Ruth Ann M. Gillis Director	Yes	2015
Heather Lavallee President and Chief Executive Officer	No	2022
Robert G. Leary Director	Yes	2024
Aylwin B. Lewis Director	Yes	2020
William J. Mullaney Director	Yes	2024
Joseph V. Tripodi Director	Yes	2015

Voya 2025 Proxy Statement	5

Board At A Glance  (continued)
2025 Board Nominee Statistics

11 of 12 Directors are Independent	Average Director Tenure ~ 5.5 years[1]	Average age ~ 63

1As of the date of the Annual Meeting.
Corporate Governance Best Practices and Accountability
We believe that strong and sustainable corporate governance is essential to the effective oversight of the Company. As such, we periodically review and strive to improve our corporate governance practices. We list below our current key corporate governance practices:

Accountability	Best Practices

✔Annual election of directors ✔Majority voting for directors ✔Annual advisory vote on executive compensation ✔Annual board and committee self-evaluations ✔Oversight of political contributions
✔Proactive shareholder engagement plan
✔Independent directors meet regularly in executive
sessions, including with our external auditors
✔Stock ownership requirements for directors and
executive officers
✔No poison pill
✔Director orientation and continuing education
✔Directors and employees (including officers) may not
enter into hedging transactions or pledge Voya securities
✔Average of 97% Board and committee meeting
attendance
✔100% independent standing Board committees (with the
exception of the Executive Committee)

6	Voya 2025 Proxy Statement

Consideration of Shareholder Nominees
It is the policy of the Nominating, Governance and Social Responsibility Committee to consider candidates recommended by shareholders in the same manner as other candidates. Mr. Mullaney is standing for election by our shareholders for the first time. The Nominating, Governance and Social Responsibility Committee retained a third-party search firm and led a process for identifying director candidates. Mr. Mullaney was identified by the search firm and recommended as a director candidate due to a number of factors, including his extensive insurance and other financial services experience. Shareholders wishing to submit potential director candidates for consideration should submit the names of their nominees, a description of their qualifications and background and the signed consent of the nominee to be so considered, to our Nominating, Governance and Social Responsibility Committee, care of the Corporate Secretary, Voya Financial, Inc., 200 Park Avenue, New York, New
York 10166. For more information on how and when to submit a nomination, see “Part V: Other information — Frequently
Asked Questions About our Annual Meeting — How do I submit a shareholder proposal or director nominations for the 2026
Annual Meeting?”.
Our Director Nominees
If elected by our shareholders, the 12 Director Nominees, all of whom are currently members of our Board, will serve for a one-
year term expiring at our 2026 Annual Meeting of Shareholders. Each duly elected director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.
Each of our Director Nominees has been approved and nominated for election by our Board. All of our directors are elected by a majority vote of our shareholders, excluding abstentions.
Below is biographical information about our Director Nominees. This information is current as of the date of this proxy statement and has been confirmed by each of the Director Nominees for inclusion in this proxy statement.

Ms Biggar, currently a Senior Advisor at Boston Consulting Group and an experienced independent board director, has over 25 years of executive experience in operating and marketing roles in financial services, most recently serving as the Global Chief Marketing
Officer at Visa.  Ms. Biggar also held senior level roles at Time Inc and at American
Express, where she spent over 21 years and was a member of the Global Management
Team. Ms. Biggar has extensive experience driving strategies and financial outcomes across B2B, B2C, and B2B2C businesses, bringing a key focus on customer and end user insights. Accordingly, she was recognized by Forbes as one of the World’s Most Influential
CMOs for 3 years in a row (20019-2021) among other accolades.
Business Experience
■Executive Vice President and Global Chief Marketing Officer, Visa, Inc. (2016 to 2022)
■Executive Vice President of Consumer Marketing & Revenue, Time Inc. (2013 to 2016)
■Variety of senior management positions at American Express, including leading acquisition, rewards and benefits, loyalty, and the consumer travel business (1992 to
2013)
Key Qualifications
■Ms. Biggar, a seasoned executive and well-respected leader, has held pivotal global roles in complex, global organizations where she has delivered significant outcomes across financial, customer, and brand metrics.
■Ms. Biggar brings over a decade of experience as an independent director on a variety of public and privately held company boards.
Board Memberships
■Anheuser-Busch InBev (a public company)
■Hiscox Group (a public company)
■Finastra
■Leading Hotels of the World

Lynne Biggar Age: 62 Director Since: 2014-2021, 2022 to current

Voya 2025 Proxy Statement	7

Mr. Bowman has had a distinguished career in the financial services industry, culminating in his role as Chief Financial Officer of The Northern Trust Corporation, until his retirement in February 2020. Mr. Bowman oversaw the company’s Global Finance function including the Controller’s group, Financial Planning and Analysis, Tax, Investor Relations, Treasury,
Capital Adequacy, Business Unit Finance, Corporate Real Estate, Procurement, Fee Billing
and Finance Technology. Mr. Bowman is a National Trustee of Miami University and serves as the Chair of the Investment Subcommittee. Mr. Bowman has also previously served as the Chairman of the Lincoln Park Zoo and Glenwood Academy.
Business Experience
■Chief Financial Officer, The Northern Trust Corporation (2014 to 2020)
■Executive Vice President and Chief Human Resources Officer, The Northern Trust
Corporation (2012 to 2014)
■Various senior management positions at The Northern Trust Corporation (1985 to 2012)
Key Qualifications
■Mr. Bowman’s extensive experience in finance and leadership positions at The Northern
Trust Corporation demonstrates his capability to manage complex financial operations and strategic initiatives. His roles in human resources and regional leadership further highlight his versatility and ability to drive organizational success.
■Mr. Bowman qualifies as an “audit committee financial expert” as defined by the
Securities and Exchange Commission.
Board Memberships
■First Interstate Bank (a public company)
■FNZ Trust Company
■Commonwealth Edison Company

S. Biff Bowman Age: 61 Director Since: 2023

8	Voya 2025 Proxy Statement

Ms. Butler brings over 30 years of financial industry experience, with her most recent experience focused on bridging the gap between technology and wealth management. Ms.
Butler is the founder of Hive Wealth, a community-driven, financial planning mobile app aimed at helping people build financial wealth. Founded in 2017, Ms. Butler later became
CEO of the company in February 2022. Prior to this, Ms. Butler held various senior leadership positions at SVB Private, Capital One and other leading financial institutions.
Ms. Butler was named one of The Washingtonian’s prestigious list of Most Powerful
Women in Washington in 2017, Savoy’s 100 Most Influential Black Executives in 2020, and
Savoy's Most Influential Black Board Directors in 2021.
Business Experience
■CEO of Hive Wealth (February 2022 to present)
■President of SVB Private Bank & Wealth Management (2018 to 2022)
■Executive Vice President of Capital One Investing (2013 to 2018)
■Managing Director, Wells Fargo Advisors, LLC (2007 to 2013)
■Various senior leadership roles within the financial services industry since 1991
Key Qualifications
■Ms. Butler's deep knowledge of wealth management, technology and financial advisory services, coupled with her investor marketing experience, highlights her extensive expertise in the financial sector.
Board Memberships
■Synctera
■Hillcrest Finance, LLC
■Portfolia

Yvette S. Butler Age: 59 Director Since: 2021

Voya 2025 Proxy Statement	9

Ms. Chwick was a partner at Goldman Sachs Group, Inc., where she had a 30-year career in technology, culminating in her role as the co-chief operating officer of the Technology
Division, until her retirement in 2013. Ms. Chwick was responsible for financial and business planning, setting the technology strategy while co-head of the 8,000 person global technology organization.  Ms. Chwick was also the co-founder and co-CEO of
Trewtec, Inc., providing corporate directors, chief executive officers and chief technology officers with the information they need to improve their oversight of a company’s technology function. Ms. Chwick served on the board of directors of Essent Group (a public company) and The Queens College Foundation, both until December 31, 2021, and
ThoughtWorks (a public company)  until November 2024.
Business Experience
■Co-Founder/Co-CEO, Trewtec, Inc. (2014 to 2017)
■Various C-Suite and other senior leadership roles at Goldman Sachs (1983 to 2013)
Key Qualifications
■While at Goldman Sachs, Ms. Chwick served on various governance committees, including the firm’s Finance Committee, the Firmwide New Activity Committee and the
Technology Risk Committee, and was co-chair of the Technology Division Operating
Committee.
■Ms. Chwick brings over a decade of experience on public and privately held company boards.
Board Memberships
■M&T Bank (a public company)
■MarketAxess Holdings, Inc. (a public company)

Jane P. Chwick Age: 62 Director Since: 2014

10	Voya 2025 Proxy Statement

Ms. DeRose is a Clinical Professor of Finance at the New York University Leonard N. Stem
School of Business, where she leads the FinTech curriculum and oversees the Fubon
Center for Technology, Business, and Innovation. With a career spanning several decades,
Ms. DeRose has held multiple executive leadership positions in asset and wealth management, and has been instrumental in developing technology strategy and execution.
Ms. DeRose served on the board of Evolute Group AG until December 2020.
Business Experience
■Clinical Professor of Finance, New York University Leonard N. Stem School of Business
(September 2016 to present)
■Managing Director, Credit Suisse (2010 to 2015)
■Senior Managing Partner, Hagin Investment Management (2006 to 2010)
■Managing Director at Bessemer Trust (2003 to 2006) and at Deutsche Bank (1991 to
2003)
■JPMorgan Chase & Co. (formerly Chase Manhattan Bank) (1983 to 1991)
Key Qualifications
■Ms. DeRose brings a wealth of experience in executive leadership and a strong track record of driving strategic business solutions, coupled with a decade of experience on public and privately held company boards.
Board Memberships
■London Stock Exchange Group (a public company)
■Enfusion, LLC (a public company)
■Experian (a public company)
■Taxwell

Kathleen DeRose Age: 64 Director Since: 2019

Voya 2025 Proxy Statement	11

Mr. Ersek has more than 38 years of executive experience in global financial services, where he has played pivotal roles in major organizations, driving international growth and business diversification. Mr. Ersek began his career in financial services in Europe when he joined Europay/MasterCard in Austria in 1986. A decade later in 1996, he joined
General Electric (GE) Capital as Business Development Manager, and he also represented the GE Corporation as the National Executive for Austria and Slovenia.
Drawing on his international background, Mr. Ersek joined Western Union (a public company) in 1999 and was responsible for international expansion of Western Union in
Europe, Africa, and Asia, culminating in his appointment as CEO and a director of the company in 2010.  Through his related investment fund, Ersek Enterprises LLC, he is also advising and investing in privately held companies. Additionally, since 2015 he has been serving as the Austrian Honorary Consul in the U.S., responsible for Colorado, Wyoming, and New Mexico.
Business Experience
■CEO and Director, Western Union (2010 to 2021)
■Senior Executive, Western Union (1999 to 2010)
■National Executive and Business Development Manager, GE (1995 to 1999)
■Business Development Manager, Mastercard (1985 to 1995)
Key Qualifications
■Founded more than 170 years ago, Western Union became, under Mr. Ersek’s leadership one of the world’s largest companies, serving more than 150 million customers in 200 countries, with 12,000 employees speaking more than 75 languages. Mr. Ersek successfully diversified and evolved Western Union’s business portfolio into a global digital payments company.
Board Memberships
■Special Advisor to waterdrop®

Hikmet Ersek Age: 64 Director Since: 2023

12	Voya 2025 Proxy Statement

Ms. Gillis, Voya's Non-Executive Chairperson of the Board, brings to the Company an extensive background in finance, banking, risk management, financial reporting, operations and information technology, human capital management and regulatory expertise with an almost 40-year history of career accomplishments. Ms. Gillis has been recognized as a National Association of Corporate Directors Board Leadership Fellow
since 2017 and is an active member of several director education organizations. Ms. Gillis is also a Life Trustee of the Goodman Theatre and Life Director of the Lyric Opera of
Chicago. Ms. Gillis has previously served on the boards of Parson Group LLC (a private company) and Potlatch Corporation (a public company).
Business Experience
■Executive Vice President and Chief Administrative Officer, Exelon Corporation (2005 to
2014)
■Various c-suite roles including Executive Vice President, Commonwealth Edison
Company (2004 to 2005), President, Exelon Business Services Company (2002 to 2004)
and Senior Vice President and Chief Financial Officer (2000-2002), Exelon Corporation
(1997 to 2005)
■Senior Vice President and Chief Financial Officer, University of Chicago Hospitals and
Health System (1996 to 1997)
■Various senior management positions, First Chicago Corporation (1977 to 1996)
Key Qualifications
■Ms. Gillis brings over 25 years of long-tenured public and private directorship experience and has served on and chaired a number of Audit, Compensation, Nominating and
Governance, Risk and Finance and Technology Committees.
■Ms. Gillis’ extensive experience working in highly regulated and complex industries and her proven executive capabilities strengthens the Board’s oversight of operational resilience, ensuring sound corporate governance and strategic decision-making.
Board Memberships
■Snap-On Incorporated (a public company)
■KeyCorp (a public company)

Ruth Ann M. Gillis Age: 70 Director Since: 2015

Voya 2025 Proxy Statement	13

Ms. Lavallee has been Chief Executive Officer of the Company since January 2023 and a director of the Company since July 2022. Ms. Lavallee has more than 30 years of experience in the financial services industry. As Chief Executive Officer, Ms. Lavallee is responsible for the overall strategy and performance of the Company. Ms. Lavallee has held a number of senior executive roles within the Company. Ms. Lavallee served as CEO of Voya’s Wealth Solutions business where she led its customer experience and profitable growth and president of the Company’s Tax-Exempt Markets business where she was responsible for all aspects of that business, including product, distribution, financial management, strategy and operational performance. Prior to that, Ms. Lavallee was
President of Employee Benefits (now Health Solutions), where she oversaw all aspects of the group and voluntary insurance business, including strategy, product development, underwriting, actuarial, distribution and marketing.
Business Experience
■CEO, Voya Financial, Inc. (January 2023 to present)
■President and CEO-elect, Voya Financial, Inc. (July 2022 to January 2023)
■CEO, Wealth Solutions, Voya Financial, Inc. (2021 to 2023)
■President, Voya Financial, Inc., Tax Exempt Markets (2016 to 2021) and Employee
Benefits (2011 to 2016)
■Various positions with increasing responsibility in the financial services industry since
1992
Key Qualifications
■Ms. Lavallee brings wide-ranging leadership experience within the financial services industry. Leveraging her long tenure with the company and extensive knowledge of the
Health and Wealth business units, she is well positioned to advance the Company's growth strategy.
■Under Ms. Lavallee's leadership, the company successfully completed three strategic acquisitions: Allianz Global Investors’ US-based income and growth, fundamental equities and private placement teams; Benefitfocus, a technology-based benefits management company; and OneAmerica Financial’s full-service retirement business. These additions extended Voya Investment Management’s reach outside of the US, enhanced Voya’s benefits administration business, and expanded Voya’s retirement enterprise to serve about 60,000 retirement plans with nearly 8 million participants.
Board Memberships
■Council for Economic Education
■American Council of Life Insurers

Heather Lavallee President and Chief Executive Officer Age: 55 Director Since: 2022

14	Voya 2025 Proxy Statement

Mr. Leary has more than 30 years of experience across the asset management, employee benefits, retirement, insurance and annuities industries and has a distinguished career spanning various financial services organizations. He served as CEO of The Olayan Group and Nuveen, leading the latter through its acquisition and integration with TIAA. His leadership roles at AIG Financial Products, ING Investment Management Americas, and
ING Insurance U.S. showcase his expertise in the financial sector. Mr. Leary began his career as a lawyer at White & Case before transitioning to J.P. Morgan Chase & Co., where he pioneered fixed-income derivative applications. Mr. Leary has served on the
Board of the American Council of Life Insurers and numerous not-for-profits focusing on education, the environment and humanitarian aid.
Business Experience
■CEO, The Olayan Group (2019 to 2020)
■CEO, Nuveen (2013 to 2017)
■Various executive roles including President & Chief Operating Officer and CEO, ING U.S.
(now Voya Financial, Inc.) (2007 to 2012)
■Various senior management positions in the financial services industry since 1990
Key Qualifications
■Mr. Leary brings extensive CEO and other c-suite experience with an accomplished track record in significantly enhancing financial performance, governance, and increasing the global presence of companies while introducing best practices across key functions.
Board Memberships and Other Positions
■Intact Financial Corporation (a public company)
■Citizens Financial Group, Inc. Citizens Bank, N.A. (a public company)
■Wilton Re U.S. Holdings, Inc.
■Arrow Global Group

Robert G. Leary Age: 62 Director Since: 2024

Voya 2025 Proxy Statement	15

Mr. Lewis is an accomplished executive with extensive leadership experience in the quick service restaurant and retail industries. He has held pivotal roles in major corporations, contributing to their growth and operational success. His career is marked by significant achievements and strategic leadership. Mr. Lewis served as Chairman, Chief Executive
Officer and President of Potbelly Corporation, until his retirement in November 2017. Prior to that, Mr. Lewis held a number of C-Suite positions at Sears Holdings Corporation, and was Chief Executive Officer of Kmart and Sears Retail following Sears’ acquisition of
Kmart Holding Corporation in March 2005. In addition, Chief Multi-Branding and Operating
Officer of YUM! Brands, Inc., a franchisor and licensor of quick service restaurants including KFC, Long John Silvers, Pizza Hut, Taco Bell and A&W.  Mr. Lewis previously served on the board of directors of Red Robin Gourmet Burgers, Inc., The Walt Disney
Company and Starwood Hotels, each a public company.
Business Experience
■Chairman, CEO and President, Potbelly Corporation (2008 to 2017)
■President and CEO, Sears Holdings Corporation (2005 to 2008)
■President and CEO, Kmart Holding Corporation (2004 to 2005)
■Various senior leadership roles with YUM! Brands, Inc., including Chief Multi-Branding and Operating Officer (2003 to 2004), Chief Operating Officer (2000 to 2003), and Chief
Operating Officer, Pizza Hut (1996 to1997)
Key Qualifications
■Mr. Lewis, a seasoned executive, has held pivotal roles at a number of large-scale organizations and brings significant leadership and strategic expertise.
■Mr. Lewis qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.
Board Memberships and Other Positions
■Marriott International (a public company)
■Chefs’ Warehouse Inc (a public company)

Aylwin B. Lewis Age: 71 Director Since: 2020

16	Voya 2025 Proxy Statement

Mr. Mullaney brings over 40 years of experience in financial services, managing businesses and advising clients on issues impacting life insurance, annuities, asset management, pension plans and banking.  Most recently, he served as a managing director in Deloitte Consulting’s Financial Services practice, advising some of the firm’s largest clients on strategy development, revenue growth, and operational effectiveness.
He also led Deloitte’s Group Insurance practice. Previously, he was president of MetLife,
Inc.’s U.S. Business serving over 90 million customers through its product offerings.  Mr.
Mullaney previously served on the board of directors for the Insurance Information
Institute; Insurance Institute for Highway Safety; and Property and Casualty Insurers of
America. He was also a director at MetLife Bank.
Business Experience
■Managing Director, Deloitte, LLP (2012 to 2022)
■President, U.S. Business, MetLife, Inc. (2009 to 2012)
■Various senior leadership positions, MetLife, Inc. (1985 to 2009)
Key Qualifications
■Mr. Mullaney brings extensive experience in areas relevant to the strategic growth of
Voya’s Workplace Business including group insurance, defined contribution plans, voluntary benefits, and the strategies, operational and technology capabilities needed to be successful.
Board Memberships and Other Positions
■FINEOS (a public company)
■Automobile Association of America Northeast Club

William J. Mullaney Age: 64 Director Since: 2024

Voya 2025 Proxy Statement	17

Mr. Tripodi is a retired global business and marketing leader with over 35 years of significant global and functional experience in numerous industries. Until his retirement in
2019, Mr. Tripodi was the Chief Marketing Officer of The Subway Corporation, where he was responsible for Brand Management, Advertising & Communications, PR, Customer
Care & Social Listening, R&D/Innovation, Food Safety & Food Quality, and Revenue
Optimization. Mr. Tripodi has additional Chief Marketing Officer experience at a number of other large-scale institutions such as  The Coca-Cola Company, Allstate Insurance
Company, The Bank of New York and Seagram Spirits & Wine, Mr. Tripodi previously served on the boards of Newman's Own, Inc. and The Ad Council and is the former
Chairman of Association of National Advertisers.
Business Experience
■Chief Marketing Officer, Subway (2016 to 2018)
■Executive Vice President and Commercial Officer, The Coca-Cola Company (2007 to
2015)
■Senior Vice President and Chief Marketing Officer, Allstate (2003 to 2007)
■Chief Marketing Officer, The Bank of New York (2002),
■Seagrams Spirit and Wine Group (1999 to 2003)
■Various senior and leadership marketing roles since 1981
Key Qualifications
■Mr. Tripodi, with extensive global marketing experience across diverse industries, has led successful marketing campaigns for major corporations and brings valuable strategic insight into customer experiences with public and private companies.
Board Memberships and Other Positions
■Zeus Fire and Security Company
■Playfly Sports, LLC

Joseph V. Tripodi Age: 69 Director Since: 2015

18	Voya 2025 Proxy Statement

BOARD LEADERSHIP
Our Board does not have a policy on whether the offices of the Chairperson of the Board (“Chairperson”) and the CEO should be separate or combined. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairperson and the CEO in such a manner as the Board considers in the best interests of the Company at the time, after considering all relevant circumstances. The Board will periodically consider the advantages of having an independent Chairperson or having a combined Chairperson and CEO and is open to different structures as circumstances may warrant. It is the policy of our Board that, during any period where the Chairperson is not “independent” for purposes of the NYSE listing rules, the Board will appoint a Lead Director who is an independent director.
Ms. Gillis was appointed as Non-Executive Chairperson by the Board, effective May 23, 2024. The separate roles for the
Chairperson and CEO allow the Chairperson to focus on leading the Board in its oversight and governance responsibilities and allow the CEO to focus on setting and executing the Company’s strategic plans and initiatives, and leading the operations of the Company..
We believe that effective independent board leadership is a key component of good corporate governance and long-term value creation. As such, our Board believes that an effective Chairperson must:
■Be a good communicator: since the role requires facilitating discussions among board members, and between directors and the CEO/management, and engaging with other stakeholders, strong communications skills are necessary;
■Have the required time commitment: given the key functions of the position, the role requires a significant time commitment to execute responsibilities effectively;
■Have relevant industry expertise: the Chairperson acts as a sounding board to our CEO and we believe that relevant industry expertise enhances the effectiveness of the role; and
■Have personal effectiveness: the ability to earn support of other directors and management and exercise sound judgment and leadership are key to the effectiveness of the role.

Voya 2025 Proxy Statement	19

Key Functions and Responsibilities of our Non-Executive Chairperson
The following table outlines the key functions and responsibilities of our Non-Executive Chairperson:

Function	Description	Responsibilities

Board Leadership	Presides over the Board, which provides oversight and guidance to the Company
•Acts as liaison between independent directors and
the CEO
•Acts as a sounding board and advisor to the CEO
•Has the authority to call meetings of the
independent directors
•Leads meetings of independent directors, including
executive sessions
•Participates in CEO succession planning

Board Oversight of Strategy	Aligns major corporate decisions with the Company’s strategic plan
•Ensures that the Board periodically reviews our
long-term strategy
•Ensures that the Board oversees management’s
execution of the long-term strategy
•Assists in aligning governance structures and
Company culture with the long-term strategy
•Provides guidance to the CEO on executing the
long-term strategy

Board Culture	Fosters an environment of open dialogue and constructive feedback
•Encourages director participation by fostering an
environment of open dialogue and constructive
feedback among independent directors
•Helps ensure efficient and effective Board
performance and functioning

Board Meetings	Reviews and approves Board meeting agendas; follows up on meeting outcomes
•Consults on and approves Board meeting agendas
with input from other directors
•Consults on and approves Board meeting schedules
to ensure sufficient time for discussion on all
agenda items
•Advises the CEO of the Board’s information needs
and ensure the timeliness of information provided to
the Board
•Follows up on Board meeting outcomes

20	Voya 2025 Proxy Statement

BOARD ROLE IN RISK OVERSIGHT
The Board oversees risk management through its regularly scheduled meetings, through its Committees (including the Audit and Risk Committees, consistent with NYSE rules), and through informal interactions and discussions between the directors and our senior management. Where appropriate, multiple committees may coordinate or share overlapping responsibilities for managing and overseeing risks. Specifically, the Board's Committees focus on overseeing the following risks:

Audit Committee	Compensation, Benefits and Talent Management Committee	Nominating, Governance and Social Responsibility Committee	Risk Committee	Technology Committee	Voya Board

•Financial Reporting Risk •Compliance Risk •Legal Risk Model Risk	•Compensation and Benefits Risk •Talent Risk	•CEO Succession Risk •Environmental, Social and Governance Risk
Credit and
Counterparty Risk
Insurance Risk
Liquidity Risk
Market Risk
Non-Financial Risk:
•Issues with
Material Effect on
the Capital Plan
•Execution,
Delivery &
Process
Management
•Resilience and
Continuity Risk
•Information
Security/
Cybersecurity
Risk
•Regulatory
Compliance Risk
Model Risk
Technology Committee provides support to the other committees in furtherance of the Board's risk oversight strategy, where appropriate.
Strategic/
Business Risk:
•Emerging Risk
•Global Economy
and Geopolitical
•Product
Distribution Risk
•Competitive
Product Pricing
•Investor Risk
•Suitability Risk
•Reputational Risk
•Ratings
•Clients, Products
& Business
Practices
•Expense Risk
Any other Risk as
appropriate

The Board receives regular reports from the Risk Committee, the management risk committee of the Company and the
Board Strategy Oversight: The Board's role in overseeing the company's strategic direction is integral to effective risk oversight. By overseeing the strategic framework, the Board ensures that the Company is well-positioned to navigate the complexities of the business environment. This includes staying attuned to competitive dynamics, regulatory changes, and technological advancements that may affect the Company's operations and market positioning. Moreover, the Board actively monitors and evaluates strategic initiatives such as mergers, acquisitions, and product development to ensure alignment with long-term objectives.
This proactive approach helps mitigate risks associated with business decisions and external factors.
Company’s Chief Risk Officer on the Company’s ongoing adherence to the Board’s risk-related policies and the status of the
Company’s risk management programs. The Board continues to monitor its risk oversight for best practice alignment.

Voya 2025 Proxy Statement	21

CEO Succession Planning
Our Nominating, Governance and Social Responsibility Committee oversees the CEO succession planning process and together with the Chairperson of the Board facilitates, at least annually, the Board’s discussion of CEO succession planning.
Our CEO provides the Board with recommendations for and evaluations of potential CEO successors and reviews with the
Board development plans for the internal succession candidates. Directors engage with potential internal CEO candidates and senior management talent at Board and committee meetings and in less formal settings to enable directors to personally assess candidates. The Board reviews management succession in the ordinary course of business throughout the year as well as contingency planning in the event of an emergency or unanticipated event.
BOARD OPERATIONS
Our directors are actively engaged inside and outside of Board meetings.
Actively Engaged Board and Outstanding Attendance

10 BOARD MEETINGS IN 2024	36 STANDING COMMITTEE MEETINGS IN 2024	32 EXECUTIVE SESSIONS IN 2024
No director attended fewer than 75% of the aggregate number of meetings of the Board and of the committees on which the director served during 2024, which is the threshold for disclosure under SEC rules. In 2024, our directors attended, on average, 97% of the combined total meetings of the full Board and committees on which they served. In addition, we encourage our directors to attend each of our annual meetings of shareholders and, in 2024, nine of of our 11 directors serving at the time attended.
Discussions and Communications Outside of Board Meetings
The chairs of our committees have regular meetings with management prior to committee meetings to review meeting agendas, time allocated to each agenda item and meeting materials, and to discuss specific agenda items to ensure that the meeting will sufficiently fulfill the information needs of committee members and that the committees are carrying out in full the responsibilities set forth in their respective charters. After each meeting and on an ad hoc basis as needed, committee chairs provide feedback to management in preparation for future meetings. The Lead Director, or the Non-Executive Chairperson,
conducted similar meetings with the CEO with respect to Board meetings. Directors are encouraged to regularly have discussions with each other and our senior management team and other key employees outside of Board meetings as needed.
Our directors also receive weekly analyst reports on the Company and its peers and, on a quarterly basis, updates from senior management on our meetings and interactions with investors.

22	Voya 2025 Proxy Statement

Board and Committee Self-Assessments
Our Board is committed to enhancing its performance. Pursuant to NYSE requirements, our Corporate Governance Guidelines and the committee charters, the Board and each of its committees are required to conduct a self-evaluation on an annual basis. To meet this requirement, the Nominating, Governance and Social Responsibility ("NGSR") Committee solicits feedback using a written questionnaire supplemented by one-on-one discussions with each director and the Non-Executive Chairperson and the NGSR Committee chair and each director.
Our processes enable directors to provide confidential feedback on topics including:
The Corporate Secretary
initiates the feedback
process by developing
and circulating a written
questionnaire to directors
for completion in advance
of the Board’s evaluation
discussion.
The Corporate Secretary then gathers the
directors’ input and feedback. Reports of
the questionnaire are prepared and shared
with the Non-Executive Chairperson and
the NGSR Committee chair to facilitate the
one-on-one discussions then these reports
are discussed in executive session with the
committee chairs and full Board.
The Non-Executive
Chairperson and the NGSR
Committee chair share director
feedback with management to
address any requests or
enhancements in practices
that may be warranted.
■Board/Committee information and materials;
■Board/Committee meeting mechanics, processes and structure;
■Board/Committee composition and leadership;
■Board/Committee responsibilities and accountability;
■Board meeting content and conduct; and
■Overall performance of Board members.
While this formal self-evaluation is conducted on an annual basis, directors share perspectives, feedback and suggestions with management and each other year-round.
Board Continuing Education
Our Corporate Governance Guidelines encourage directors to attend director continuing education courses by providing reimbursement of such courses sponsored by recognized organizations for up to $15,000 per year per director. In addition, we provide, with the assistance of outside advisors as needed, presentations to the Board on current issues or topics relevant to the Board, including corporate governance trends and practices, cybersecurity, enterprise risk management, and external perspectives and views of analysts and investors. Our new directors participate in various orientation meetings where senior management provides detailed presentations on our strategy and operations.
DIRECTOR INDEPENDENCE
As required by NYSE rules, our Board considers annually whether each of its members is “independent” for purposes of NYSE rules. Those rules provide that a director is “independent” if our Board determines that the director does not have any direct or indirect material relationship with Voya.
Our Board has determined that each of Mses. Biggar, Butler, Chwick, DeRose and Gillis, and Messrs. Bowman, Ersek, Leary,
Lewis, Mullaney and Tripodi are independent. This determination was based, in part, on detailed information that each director provided our Board regarding his or her business and professional relationships, and those of his or her family members, with
Voya and those entities with which we have significant business or financial interactions.
In making its independence determinations, our Board considered both the “bright line” independence criteria set forth in
NYSE rules, as well as other relationships that, although not expressly inconsistent with independence under NYSE rules, may nevertheless have been determined to constitute a “material direct or indirect relationship” that would prevent a director from being independent. The Board considered certain ordinary course business, customer, or client transactions, ordinary course charitable donations, and other relationships and transactions, and ultimately did not consider such relationships or transactions material. Our Board considers transactions to be in the ordinary course of business when such transactions are on terms substantially equivalent to those prevailing at the time for comparable transactions, that fall below the threshold levels set forth in our independence standards, and that do not impact a director’s independence.

Voya 2025 Proxy Statement	23

BOARD COMMITTEES
Our Board has the following Committees: Audit; Compensation, Benefits and Talent Management; Nominating, Governance
and Social Responsibility; Risk; Technology; and Executive. The current members of the Committees of the Board are identified below.

Audit Committee*

Key Responsibilities: The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities of the financial reports and other financial information filed with the SEC or provided by us to regulators; our risk and capital profile and policies;
our independent auditors’ qualifications and independence; and the performance of our independent auditors and our internal audit function. As discussed more fully in the Audit
Committee Charter, the Audit Committee performs many functions including:
■Exercising responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors, who report directly to the Audit
Committee;
■Reviewing and evaluating the qualifications, performance and independence of the lead partner of the independent auditors;
■Advising management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting; and
■Meeting with management, the independent auditors and, if appropriate, the Chief
Auditor to discuss the scope of the annual audit, review and discuss the annual audited financial statements, and discuss any significant matters arising from any audit, among other matters described more fully in the Audit Committee Charter.
The Audit Committee operates pursuant to the Audit Committee Charter, available on our website https://investors.voya.com. See Part III — Audit-Related Matters of this proxy statement for additional information about our Audit Committee.

Members: 5 ■Lynne Biggar ■S. Biff Bowman ■Kathleen DeRose ■Aylwin B. Lewis (Chair, pictured) ■William J. Mullaney Audit Committee Financial Experts: ■S. Biff Bowman ■Aylwin Lewis Number of Meetings in 2024: 10

*The Board determined that all members of the Audit Committee are independent under the NYSE and SEC requirements.

24	Voya 2025 Proxy Statement

Compensation, Benefits and Talent Management Committee

Key Responsibilities: The Compensation, Benefits and Talent Management Committee’s
primary function is to oversee the compensation and benefits of the CEO, Management
Executive Committee Members and other employees of the Company, and to review the
Company’s strategies related to talent management. As discussed more fully in the
Compensation, Benefits and Talent Management Committee Charter, the Committee
performs many functions including:
■Annually reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and evaluating his or her performance in light of these goals;
■Determining the compensation of our executive officers and other appropriate officers, and administering our incentive and equity-based compensation plans;
■Selecting, retaining, terminating and approving the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management; with respect to compensation consultants retained to assist in the evaluation of director, CEO or senior executive compensation, this authority is vested solely in the Compensation, Benefits and
Talent Management Committee; and
■Reviewing, assessing and making reports and recommendations to the Board as appropriate on the Company’s policies, procedures and strategies relating to (a)
the recruitment, retention and development of management resources, (b) talent management, (c) employee engagement and well-being, (d) workplace environment and corporate culture and (e) succession planning, with the emphasis on succession at the executive officer level and with the exception of CEO succession planning, which is overseen by the Nominating, Governance and
Social Responsibility Committee.
The Compensation, Benefits and Talent Management Committee operates pursuant to the
Compensation, Benefits and Talent Management Committee Charter, available on our website https://investors.voya.com.

Members: 6 ■Lynne Biggar (Chair, pictured) ■Yvette S. Butler ■Hikmet Ersek ■Robert G. Leary ■Aylwin B. Lewis ■Joseph V. Tripodi Number of Meetings in 2024: 8

Voya 2025 Proxy Statement	25

Nominating, Governance and Social Responsibility Committee

Key Responsibilities: The primary purpose of the Nominating, Governance and Social
Responsibility Committee is to identify, evaluate and recommend individuals qualified to become members of the Board, select or recommend director nominees to stand for election at each annual meeting or to fill vacancies, and oversee the annual performance evaluation of each committee. As discussed more fully in the Nominating, Governance and
Social Responsibility Charter, the Committee performs many functions including:
■Identifying and recommending candidates for election to our Board and each
Board Committee;
■Reviewing and reporting to the Board on compensation of directors and Board
Committee members;
■Developing, recommending and monitoring corporate governance principles applicable to the Board and the Company as a whole;
■Reviewing environmental, sustainability and corporate social responsibility matters of significance to the Company; and
■Overseeing succession planning for the CEO and the development of the processes and protocols regarding succession plans for the CEO, and reviewing the development of individual high-potential executives.
The Nominating, Governance and Social Responsibility Committee operates pursuant to the
Nominating, Governance and Social Responsibility Committee Charter, available on our website https://investors.voya.com.

Members: 7 ■Jane P. Chwick ■Hikmet Ersek ■Ruth Ann Gillis ■Robert G. Leary ■Aylwin B. Lewis ■William J. Mullaney ■Joseph V. Tripodi (Chair, pictured) Number of Meetings in 2024: 4

Risk Committee

Key Responsibilities: The primary purpose of the Risk Committee is to assist the Board in fulfilling its oversight of management’s responsibilities with respect to enterprise risk management. As discussed more fully in the Risk Committee Charter, the Committee performs many functions including:
■Overseeing and reviewing information regarding enterprise risk management including significant policies, procedures, and practices employed to manage all risk types;
■Reviewing the investment strategy, portfolio composition and investment performance pertaining to our general account;
■Monitoring our capital needs, liquidity and financing arrangements, our ability to access capital markets and our financing plans;
■Reviewing the Company’s business continuity planning and disaster recovery capabilities and contingency plans; and
■Reviewing and making recommendations to the Board with respect to our capital management policies, including repurchases of securities, dividends on our common stock and preferred stock and stock splits.
The Risk Committee operates pursuant to the Risk Committee Charter, available on our website https://investors.voya.com.

Members: 7 ■S. Biff Bowman ■Yvette S. Butler ■Jane P. Chwick ■Kathleen DeRose (Chair, pictured) ■Hikmet Ersek ■Ruth Ann M. Gillis ■Robert G. Leary Number of Meetings in 2024: 5

26	Voya 2025 Proxy Statement

Technology Committee

Key Responsibilities: The Technology Committee is primarily responsible for reviewing the Company’s technology strategy and its duties include:
■Reviewing the Company's technology strategy and policies;
■Monitoring the health and efficiency of the Company's technology infrastructure;
■Monitoring existing and future trends in technology that may affect the Company's strategic plans; and
■Reviewing and making recommendations to the Board with respect to technology investments in support of the Company's technology strategy.
The Technology Committee operates pursuant to the Technology Committee Charter, available on our website https://investors.voya.com.

Members: 7 ■Lynne Biggar ■S. Biff Bowman ■Yvette Butler ■Jane P. Chwick (Chair, pictured) ■Kathleen DeRose ■William J. Mullaney ■Joseph V Tripodi Number of Meetings in 2024: 5

Executive Committee

Key Responsibilities: The Executive Committee of the Board is responsible for taking action where required in exigent circumstances, where it is impracticable to convene or obtain the unanimous written consent of the full Board.
The Executive Committee operates pursuant to the Executive Committee Charter, available on our website https://investors.voya.com.

Members: 3 ■Kathleen DeRose ■Ruth Ann Gillis (Chair, pictured) ■Heather Lavallee Number of Meetings in 2024: 4

Voya 2025 Proxy Statement	27

OUR EXECUTIVE OFFICERS
Management of the Company is led by the Management Executive Committee, which comprises all of the executive officers set forth below. The Management Executive Committee is tasked with setting corporate strategy, managing overall operating performance, building a cohesive culture and establishing our organizational structure. The following table presents information regarding our executive officers as of the date of this proxy statement.

Heather Lavallee, President and Chief Executive Officer Age: 55
President and Chief Executive Officer of Voya Financial, Inc. since January 2023. Additional biographical information regarding
Ms. Lavallee is provided above, under “Our Director Nominees.”

Jay Kaduson, Chief Executive Officer, Workplace Solutions Age: 49
Mr. Kaduson has served as Chief Executive Officer of Workplace Solutions since January 2025. Mr. Kaduson oversees all aspects of the Company's Health Solutions and Wealth Solutions businesses, which provide benefits and savings products, technologies and solutions to and through the workplace. Mr. Kaduson also has oversight of the execution of the Company’s own workplace strategy. Mr. Kaduson has over 25 years of leadership experience in the financial services industry. Prior to joining Voya, he was a principal at global consulting firm PwC where he led the firm’s growth business along with oversight of the insurance, retirement and wealth practices. In his roles at PwC, he focused on building high-performing teams focused on risk management, asset management, value creation and technology.
Mr. Kaduson received a Juris Doctor from the New England School of Law and a bachelor’s degree from Muhlenberg College.

Michael Katz, Executive Vice President, Chief Financial Officer Age: 49
Mr. Katz has served as Executive Vice President and Chief Financial Officer, overseeing the Company’s Finance organization since January 1, 2025, prior to which he was the chief financial officer for Voya’s Annuities, Individual Life and Employee
Benefits businesses. Mr. Katz has 25 years of financial services experience across a variety of leadership roles within Voya and was instrumental in Voya’s preparation of its May 2013 initial public offering and more recently, the sale of its annuities and life businesses. Before serving as a business unit CFO, he held a number of senior roles in product development, capital management, actuarial and business strategy at Voya. Before joining Voya, he served in a variety of financial reporting and planning roles at Aegon.
Mr. Katz is a fellow of the Society of Actuaries and holds a bachelor of science degree in business administration from
Pennsylvania State University.

28	Voya 2025 Proxy Statement

Santhosh Keshavan, Executive Vice President and Global Head of Technology and Operations Age: 51
Executive Vice President since March 2021 and Chief Information Officer since 2017, Mr. Keshavan is responsible for the firm’s technology systems, data and digital organization, information security and infrastructure and global operations. Prior to joining Voya, Mr. Keshavan held the position of EVP and CIO for Regions Bank based in Birmingham, Alabama, from 2010 to
2017. In this role, he managed core systems, enterprise and corporate systems, and enterprise data services. Previously, Mr.
Keshavan served as vice president for the pricing and cash management division at Fidelity Investments. Prior to that, he held various positions at SunGard Data Systems (now FIS), eventually being named managing director, International Operations, with a focus on the retirement services industry. He serves on the boards of the New York Institute of Technology, Voya India, and as an Independent Director for HDFC Bank, India’s biggest private lender.
Mr. Keshavan has a bachelor’s degree in Computer Science from University of Mysore in India and a master’s of business administration from the University of Alabama at Birmingham with a major in Information Systems.

Trevor Ogle, Executive Vice President, Chief Strategy, M&A and Corporate Transactions Officer Age: 48
Serving as Executive Vice President and chief strategy, M&A and corporate transactions officer since September 2022, Mr.
Ogle oversees all aspects of Voya’s corporate strategy, including its organic strategy and its acquisitions, divestitures, and other strategic transactions, and serves as an advisor to executive management and the board on these matters. Mr. Ogle is also responsible for Voya’s corporate communications, brand, consumer insights and strategic relations functions. Mr. Ogle, who joined Voya in 2013, previously was the Company’s lead for M&A, including corporate development, and deputy general counsel. He has been deeply involved in all of Voya’s significant strategic transactions over the course of his tenure, including its initial public offering in 2013, Voya’s divestitures of its fixed and variable annuities businesses in 2017 and its Individual Life business in 2019, and Voya’s acquisitions of Allianz Global Investors’ U.S. asset management business in 2022, Benefitfocus in 2023 and OneAmerica retirement in 2024, alongside numerous smaller acquisitions and divestitures over the past decade.
Prior to joining Voya, Mr. Ogle was an attorney in the General Practice Group of Sullivan & Cromwell LLP, where he focused on public and private corporate transactions, securities law, corporate finance, and general corporate law matters.
Mr. Ogle earned his juris doctorate from the University of Toronto and his bachelor’s degree in life sciences from Queen’s
University in Kingston, Ontario, Canada.

Voya 2025 Proxy Statement	29

Brannigan Thompson, Executive Vice President, Chief Human Resources Officer Age: 48
Mr. Thompson was appointed as Executive Vice President, Chief Human Resources Officer in August 2023 and is responsible for Human Resources, Corporate Responsibility and the Voya Foundation. He directs a strategy aimed at building the organization’s human capital by attracting, retaining and developing world-class employees and incenting them to deliver superior performance. Mr. Thompson joined Voya predecessor company ING in 2000 and has held positions of increasing responsibility in the United States, the United Kingdom and the Netherlands. Previously, he was senior vice president, HR —
Workplace, Corporate Functions and Talent & Leadership Development, during which time he was key to the creation and adoption of Voya’s purpose and vision. Mr. Thompson has provided HR support for each of Voya’s businesses and corporate functions. He has also led work and teams across various Voya HR functions ranging from talent and leadership development to performance and rewards management. Prior to joining ING, he was an executive compensation consultant for Towers
Perrin, which is now Willis Towers Watson and branded as WTW.
Mr. Thompson earned a bachelor’s degree in business administration/finance, with a minor in economics, from University of
North Carolina at Chapel Hill.

My Chi To, Executive Vice President, Chief Legal Officer Age: 52
Ms. To is Executive Vice President and Chief Legal Officer, overseeing all aspects of Voya’s Law, Compliance and External
Affairs department, serving as an advisor to senior management and the Board of Directors on legal, compliance, securities, and corporate governance matters. She is an Executive Sponsor of Voya's Asian Council. Prior to joining Voya in this role in
2022, Ms. To was executive deputy superintendent of insurance for the New York State Department of Financial Services,
which regulates all health, life and property/casualty insurers doing business in New York. In that role, she led a 500-person division, including examiners, actuaries and lawyers supervising over 1,600 entities with $5.5 trillion in assets. Previously, Ms.
To was with Debevoise & Plimpton LLP for 21 years, including 14 years as a partner in the firm’s Restructuring Group and
Global Insurance Practice.
Ms. To earned her civil and common law degrees from the University of Ottawa and clerked for the Supreme Court of Canada.
She also holds a master’s degree in political sciences and government from the University of Oxford, where she was Rhodes
Scholar.

30	Voya 2025 Proxy Statement

Matthew Toms, Chief Executive Officer, Investment Management Age: 52
Mr. Toms is Chief Executive Officer of Voya Investment Management and leads the strategic direction and operational performance of the asset management business of the Company, which manages approximately $331 billion in assets under management (as of March 31, 2024) across public and private fixed income, equities, multi-asset solutions and alternative strategies for institutions, financial intermediaries and individual investors. Prior to becoming CEO in January 2024, Mr. Toms was the first global chief investment officer (CIO) at Voya Investment Management. In the global CIO role, he led a team of investment professionals with broad oversight of investment strategies and solutions across the firm. Prior to becoming global
CIO in 2022, Mr. Toms served as CIO of fixed income. In this role, he led a team of more than 100 investment professionals who oversaw more than $200 billion in private and public fixed-income assets. He joined Voya Investment Management in
2009 as head of public fixed-income investments. Mr. Toms has over 30 years of asset management experience, both domestically and internationally. Prior to joining Voya, he worked at Calamos Investments, where he built their fixed-income business. He also has prior portfolio management experience at Northern Trust and Lincoln National.
Mr. Toms earned a Bachelor of Business Administration degree from the University of Michigan and is a CFA® Charterholder.

Rachel Tressy, Executive Vice President, Chief Auditor Age: 55
Ms. Tressy is Executive Vice President and Chief Auditor, a position she has held since October 2024, overseeing the Internal
Audit and Financial Control Risk teams, providing independent, objective assurance and advisory services designed to add value, improve operations and support the Audit Committee in fulfilling its oversight role.  She joined Voya in 2016, and has held positions of increasing responsibility across business, risk management and audit functions. Before joining Voya, she spent over 15 years at the Cigna Group in audit and business roles. Ms. Tressy began her career at Ernst & Young. Ms. Tressy serves on the board of directors for Wheeler Heather as the vice chair, also serving on the Executive and Quality Committees and as chair of the Audit Committee. She also serves on the boards of Grace Academy and the Connecticut Society of CPAs and is an executive sponsor of Voya’s Women’s Council.
Ms. Tressy earned her Master of Business Administration in accounting at the University of Connecticut, and her bachelor’s degree in political science from Holy Cross College. She holds CPA, CIA, CRMA and NACD.DC designations.

Voya 2025 Proxy Statement	31

SHAREHOLDER ENGAGEMENT
We value the feedback and perspectives of our shareholders and have a long-standing practice of active engagement with them. In 2024, we continued Voya’s annual shareholder outreach program. Our discussions with shareholders focused on
Voya's corporate governance, executive compensation program, disclosure practices and sustainability priorities.
Our shareholder engagement is founded on principles of transparency, trust and accountability.  We seek to facilitate dialogue with key stakeholders, strengthen long-term relationships with shareholders, and evolve our communications and corporate governance processes in response to feedback.
Our fall shareholder outreach is conducted by the Investor Relations team and includes select members of our Management
Executive Committee. We also meet with the investment community throughout the year. The team shares feedback from the investment community with our management team and Board to deepen their understanding of shareholder perspectives.
Investor presentations are made available on the Investors — Events and Presentations section of Voya’s investor relations website at https://investors.voya.com. These investor presentations, as well as any other information on the website, are not incorporated by reference into this proxy statement.
In 2024, we reached out to our top 40 shareholders, representing 80% of Voya's outstanding shares and solicited feedback through 100% of those who requested to meet with us, including 7 shareholders, which represented nearly 22% of the Company's outstanding shares.
Shareholder meetings offered
to 80% of the Company's
shareholder base
Met with 100% of
shareholders
who accepted our offer
Discussions and feedback
from holders of 22% of
outstanding shares
Management & Shareholders
■Discuss feedback and annual
meeting vote results
■Review regulatory developments and
compensation trends
■Plan fall engagement (who to contact
and proposed topics to discuss)
Management & Shareholders
Comprehensive engagement
with shareholders to:
■Solicit feedback
■Discuss developments in business
and strategy, Board and corporate
governance matters, executive
compensation, inclusive culture, and
environmental stewardship
Board & Management
■Pre-annual meeting engagement
■Discuss items on annual meeting
agenda
■Gather feedback
■Provide update on changes
Board & Management
■Review fall shareholder feedback with
Board and management
■Determine changes to corporate
governance and compensation programs
as proxy statement is drafted
■Potential shareholder follow-up and
proxy disclosure enhancements

32	Voya 2025 Proxy Statement

Part II: Compensation Matters
Proposal 2. Advisory Vote to Approve Executive Compensation
Section 14A of the U.S. Securities Exchange Act of 1934 (Exchange Act) requires that shareholders be given the opportunity to cast an advisory vote on the compensation of our named executive officers, or NEOs. Our NEO compensation for 2024 is disclosed and discussed in detail below.
We believe that the success of our business is based on our ability to attract, retain and motivate the executive officers who determine our strategy and provide the leadership necessary to ensure that we execute our business plan and foster long-term value creation for our shareholders. To support the achievement of these objectives, we focus our executive compensation programs on the principle of pay-for-performance. Consistent with this principle, our programs condition a significant portion of the compensation our executives receive on the achievement of business and individual performance results. The mix of compensation components is intended to provide our NEOs with a competitive total compensation package that both rewards short-term results and drives long-term corporate performance that results in sustained value creation.
We urge shareholders to read the Compensation Discussion and Analysis section of this proxy statement, as well as the
“Summary Compensation Table for 2024 Proxy” and related compensation tables and narrative appearing on pages 53 through 54 of this proxy statement, which provide detailed information on the Company’s compensation policies and practices and the compensation of our NEOs.
Accordingly, the following resolution will be presented at our Annual Meeting:
RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby
APPROVED.
This vote is only advisory and will not be binding on the Compensation, Benefits and Talent Management Committee of the
Board, which is responsible for determining the compensation of our NEOs. The results of the vote will be taken into account, however, by the Committee when considering our compensation policies and procedures. We have determined that this vote will occur annually, and the next advisory vote will take place at our 2026 Annual Meeting of Shareholders.
Board Recommendation: Our Board unanimously recommends that shareholders vote FOR the resolution approving the compensation paid to the NEOs.

Voya 2025 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis describes our compensation objectives and reviews compensation decisions for our NEOs. For 2024, our NEOs were as follows:

Name	Position

Heather Lavallee	President and Chief Executive Officer
Donald Templin(1)	Former Executive Vice President, Chief Financial Officer
Robert Grubka(2)	Former Chief Executive Officer, Workplace Solutions
Matthew Toms	Chief Executive Officer, Investment Management
Santhosh Keshavan	Executive Vice President and Chief Information Officer

Former Executive Officer

Rodney O. Martin, Jr.(3)	Former Executive Chairman
(1)Mr. Templin has transitioned to Strategic Advisor to the Company, effective January 1, 2025.
(2)As previously announced, Mr. Grubka's employment terminated on December 31, 2024.
(3)As previously announced, Mr. Martin retired from Voya on February 29, 2024.
CEO Succession
On January 1, 2023, Heather Lavallee became our CEO and Rodney O. Martin, Jr. assumed the role of Executive Chairman.
On February 29, 2024, Mr. Martin retired from the Company and the Board. Voya’s executive compensation practices played an especially important role in positioning the Company for ongoing operational and financial success during this transition.
2024 Business Highlights
The Company recorded $626 million, or $6.17 per diluted share, in full-year 2024 net income available to common shareholders and $736 million, or $7.25 per diluted share, in full-year 2024 after-tax adjusted operating earnings. In 2024, the
Company generated approximately $650 million of excess capital, which was approximately 90% of after-tax adjusted operating earnings. During the year, the Company delivered on our plan to return $800 million of excess capital to shareholders through share repurchases and dividends. For additional information highlighting our 2024 business results, please see the discussion of individual NEO accomplishments starting on page 45. Adjusted operating earnings is a non-
GAAP measure. See Exhibit A - Non-GAAP Financial Measures.
Shareholder Outreach
Voya has had a long history of shareholder support and positive outcomes on our say-on-pay votes. We received 98.2%
support in 2024, marking a strong rebound from our disappointing 2023 say-on-pay support level of 59.7%. We believe that this strong support reflects the responsive changes we made to our executive compensation program and disclosures and extensive investor outreach to understand our shareholders’ concerns.
Our shareholders communicated to us the value of active dialogue and we continued our investor outreach in the fall of 2024.
We extended meeting invitations to 40 shareholders, representing approximately 80% of our outstanding shares, and met with
100% of those who requested to meet with us, including seven shareholders representing approximately 22% of our outstanding shares.  The feedback received was overwhelmingly positive. Shareholders reinforced the importance of alignment of pay and performance and commended the changes to our compensation programs in response to their concerns, and appreciated the increased disclosures regarding our programs. The Compensation, Benefits and Talent Management
Committee will continue to consider additional feedback we receive from our shareholders, as well as the results of our annual shareholder advisory votes, when reviewing our executive compensation programs and policies.

34	Voya 2025 Proxy Statement

Key 2024 Compensation Actions
The primary elements of our total direct compensation program for the NEOs and a summary of the actions taken by the
Compensation Committee with respect to 2024 are set forth below.

Incentive Type	Compensation Element	Form of Compensation	Performance Metric	Objective/Purpose	Subject to Clawback and Forfeiture	Key 2024 Actions and Outcomes

Fixed	Base salary	Cash		Compensates NEOs for the day-to-day services performed for the Company. Attracts and retains talented executives with competitive compensation levels.	Yes	Base salary adjustment made for Mr. Toms in connection with his changed roles and responsibilities.

Variable	Annual cash incentive compensation	Cash	Adjusted Operating Earnings (50%) Adjusted Operating Return on Allocated Capital (35%) Strategic Indicators, with quantitative measures (15%)	Motivates executives to achieve performance goals selected based on the Company’s annual business plan. Pay differentiation based on business and individual performance.	Yes	Performance was below target for Adjusted Operating Earnings and Adjusted Operating Return on Allocated Capital and above target for Strategic Indicators, resulting in a 73% funding level.

Variable	Long-term equity- based incentive compensation— granted based upon prior year performance and other factors	Performance Stock Units (PSUs) weighted 55% Restricted Stock Units (RSUs) weighted 45%
PSUs have forward-
looking performance
vesting conditions for
the 2025-2027 period
based on the following
metrics:
Relative Total
Shareholder Return
(TSR) (50%)
Adjusted Operating
Earnings Per Share
(EPS) (30%)
Adjusted Operating
Return on Equity
(ROE) (20%)

Equity-based compensation
helps to create a culture that
is focused on long-term value
creation and enables retention
of share ownership, and is
used to retain executive
talent.
PSUs are subject to 3-year
cliff-vesting.
RSUs vest annually in three
equal installments.
We forward disclose the
relative TSR goals but only
disclose the Adjusted
Operating Return on Equity
and Adjusted Operating
Earnings Per Share goals;
after completion of the
performance period.
The performance group for
evaluating our relative TSR
achievement consists of
companies in our 2024
Comparison Group (refer to
page 39).
					Yes	Performance for the 2022-2024 period was below target for Adjusted Operating ROE, Adjusted Operating EPS, and relative TSR, resulting in payout of 78% of target for the PSUs granted in 2022.

Variable	2022 One-Time Award in connection with leadership transition	Performance Stock Units (weighted 80% for CEO; 70% for non-CEO grantees) Restricted Stock Units (weighted 20% for CEO; 30% for non-CEO grantees)
PSUs have six stock
price vesting hurdles
ranging from $69.10/
share to $119.10/
share (2x the grant
price of $59.55/
share), measured
over a 3- year
performance period.
CEO RSUs cliff-vest
on July 1, 2025; non-
CEO RSUs vest
ratably in three annual
tranches over three
years.

The one-time award was
intended to focus then CEO-
elect, Heather Lavallee, on
achieving business objectives
resulting in stock price
appreciation, retain the
executive team over the next
three years, and help build
meaningful stock ownership.
The PSUs were designed to
specifically incentivize
significant and sustained
stock price performance.
					Yes	The second stock price hurdle of $79.10/share was achieved on October 25, 2024; however, the earned PSUs will vest on June 30, 2025 for the CEO and October 25, 2025 for other eligible NEOs.

Voya 2025 Proxy Statement	35

Why We Use These Performance Metrics in Our Incentive Compensation Program
Our incentive compensation components consist of: (1) annual cash incentive awards that incentivize our NEOs to achieve pre-determined annual Company goals and individual performance with respect to such Company goals, and (2) long-term equity based incentive awards that incentivize our NEOs to increase shareholder value over a sustained period of time and to achieve pre-determined long-term Company performance goals, which align the interests of our NEOs with the interests of our shareholders.
We believe that the use of a portfolio of performance metrics in the incentive compensation program, reflecting operating profitability, capital efficiency, return on equity and relative stock price, are appropriate to motivate our executives to achieve outstanding results in any fiscal year, and, at the same time, help build long-term value for shareholders. We describe why we use these metrics in detail below.
Annual Cash Incentive Compensation:
Adjusted Operating Earnings
We believe that this earnings-based metric indicates the financial performance of the total Company and the underlying profitability factors and excludes items that are not indicative of ongoing performance. Adjusted Operating Earnings is a non-
GAAP financial measure. See Exhibit A — Non-GAAP Financial Measures.
Adjusted Operating Return on Allocated Capital
We believe that the Adjusted Operating Return on Allocated Capital metric focuses our leaders and employees on achieving competitive returns on the capital allocated to our businesses and rewards them accordingly. Adjusted Operating Return on
Allocated Capital is a non-GAAP financial measure. See Exhibit A — Non-GAAP Financial Measures.
Strategic Indicators
The strategic indicators are a portfolio of 6 quantitative indicators. The indicators are key metrics that drive financial performance and provide indications of current and future growth or net profit trajectories, such as organic growth from net flows or in-force premium and fees, customer satisfaction, and operating margins. The indicators align with metrics that we periodically share with investors on our quarterly earnings calls. We believe that, taken together, these are useful compensation measures as they align compensation decisions with measures and strategies that contribute to the achievement of our profitability and ROE goals.
Long-Term Equity-based Incentive Compensation:
Relative Total Shareholder Return (TSR)
This TSR metric provides a measure of relative performance to our compensation program and a direct correlation between total shareholder return results and our compensation decisions, which strengthens the alignment of pay-for-performance outcomes with shareholder interests. Our TSR comparator group is periodically updated to be current with how investors view relative performance. For the 2025 PSU award granted in respect of 2024 performance, the performance group for evaluating our relative TSR achievement consists of companies in our 2024 Comparison Group (refer to page 39).
Adjusted Operating Earnings per Share (EPS)
We believe that this earnings-based metric indicates the financial performance of the total Company and the underlying profitability factors and excludes items that are not indicative of ongoing performance. We measure EPS on an absolute basis to minimize the complications associated with relative EPS, such as having to adjust peer companies’ EPS for exclusions.
Adjusted Operating Earnings per Share is a non-GAAP financial measure. See Exhibit A — Non-GAAP Financial Measures.
Adjusted Operating Return on Equity (ROE)
We believe that Adjusted Operating ROE is a good metric by which to measure management’s performance and base compensation decisions because it measures the earnings contributions of all our segments, including Corporate. This metric drives excess capital that can be used to invest in our businesses or for share repurchases leading to future EPS growth.
Importantly, it measures how effectively we use equity capital. Adjusted Operating ROE is a non-GAAP financial measure. See
Exhibit A — Non-GAAP Financial Measures.

36	Voya 2025 Proxy Statement

2024 NEO Compensation
The following table shows the base salary actually earned during 2024 as well as annual cash incentives paid and equity awards granted to our NEOs in first quarter 2025 for the 2024 performance year.

			Long-Term Incentive (LTI) Grant Value

	Annual Base Salary	Annual Cash Incentive	PSUs	RSUs	Total LTI	Total Compensation for 2024

Ms. Lavallee	$950,000	$1,560,375	$3,918,750	$3,206,250	$7,125,000	$9,635,375
Mr. Templin(1)	$800,000	$1,168,000	$—	$—	$—	$1,968,000
Mr. Grubka(2)	$650,000	$—	$—	$—	$—	$650,000
Mr. Toms(3)	$622,159	$1,505,625	$1,417,969	$1,160,156	$2,578,125	$4,705,909
Mr. Keshavan	$600,000	$876,000	$825,000	$675,000	$1,500,000	$2,976,000

Former Executive Officer

Mr. Martin(4)	$170,833	$275,994	—	—	—	$446,827
(1)Mr. Templin transitioned from the role of Executive Vice President, Chief Financial Officer to Strategic Advisor as of January 1, 2025.
Pursuant to the terms of that transition, he was not eligible for a long-term incentive award in 2025.
(2)Mr. Grubka's employment terminated on December 31, 2024. In accordance with the terms of Voya’s Severance Plan for Senior
Managers, Mr. Grubka's termination is a qualifying termination without cause, and he was therefore eligible for severance payments and benefits. Amounts shown reflect amounts for Mr. Grubka's 2024 employment and do not include severance payments and benefits.
Please see discussion and tables in “Summary Compensation Table” on page 53 and ‘‘Potential Payments upon Termination or Change in Control’’ on page 65.
(3)Mr. Toms salary is based on his annualized base salary of $500,000 from January 1, 2024 through January 8, 2024 and an annualized base salary of $625,000 from January 9, 2024 through December 31, 2024.
(4)Mr. Martin's 2024 salary is based on his actual salary paid from January 1, 2024 to February 29, 2024, his date of retirement. Mr. Martin’s compensation is pursuant to a pre-existing employment contract. Please see discussion in “Employment Agreements” on page 64.
The information contained in this supplemental table differs substantially from the total direct compensation information contained in the “Summary Compensation Table” for 2024 because the stock awards and option awards columns for a particular year in the “Summary Compensation Table” report awards actually granted in that fiscal year (not equity awards granted in respect of the preceding performance year). For example, for 2024, the “Summary Compensation Table” includes awards made in February 2024 in respect of the 2023 performance year but does not include awards made in February 2025 in respect of the 2024 performance year. On the other hand, the information presented above includes stock-based grants made in February 2025 in respect of the 2024 performance year and not the stock-based grants made in February 2024 in respect of the 2023 performance year. The table above is not intended to be a substitute for the reporting of compensation in accordance with SEC rules as shown in the 2024 Summary Compensation Table beginning on page 55.

Voya 2025 Proxy Statement	37

2024 Executive Compensation Structure and Pay Mix is Aligned with Performance
Approximately 90% of the total compensation delivered to our CEO and 86% delivered to our other NEOs in 2024 was variable. This excludes Mr. Templin who did not receive a long-term incentive award for 2024 performance in 2025 due to his transition to the Strategic Advisor role, Mr. Grubka who did not receive an annual incentive or long-term incentive award for
2024 performance in connection with his termination without cause, and Mr. Martin who retired in 2024. By variable, we mean that there is no guarantee that executives will actually realize the originally intended “target” compensation values. This variable feature demonstrates management’s alignment with shareholders’ interests, as the delivery of the variable compensation is dependent on performance, including our stock price. We believe that the mix of compensation, the allocation between cash and equity, the time horizon between short-term and long-term, and the differentiation between fixed and variable compensation collectively provide appropriate incentives to motivate near-term performance, while providing significant incentives to keep executives focused on longer-term corporate goals that drive shareholder value.
Our Executive Compensation Philosophy

CEO
10%
16%
74%
74% equity-based incentive
90% at-risk
Other NEOs
14%
38%
48%
48% equity-based incentive
86% at-risk
Salary
Annual Cash Incentive
Long-Term Equity Incentive

The following principles help guide and inform the Compensation, Benefits and Talent Management Committee in delivering

Attract and retain talent
Our success depends on the quality of our executive team. Our compensation program needs to be market-competitive in order to attract and retain a talented and diverse workforce. We regularly review peer group compensation data to inform competitive and reasonable compensation decisions to help grow and sustain our business in a changing and challenging environment.

Pay for performance
A significant portion of the annual compensation of our executive officers should vary with annual business performance and each individual’s contribution to that performance. The performance metrics and goals are reviewed and challenged by the Compensation,
Benefits and Talent Management Committee before they are approved, with the objective of making the goals rigorous and challenging to motivate and reward stretch performance.

Transparency with and feedback from shareholders
We believe that transparency with shareholders relating to our executive compensation program is essential. We are continuously improving the disclosure of our programs to provide enough information and context for shareholders to assess the effectiveness of our programs. We proactively engage with shareholders and take actions to improve our compensation programs based on feedback from shareholders.

Integrate risk management into compensation
Risk management and clawback policies need to be robust to deter imprudent risk taking.
We conduct an annual review of the features of our compensation program that guard against excessive risk-taking.

effective executive compensation programs that drive performance, mitigate risks and foster the attraction, motivation and retention of top leadership talent to enable us to execute our business plan and ultimately deliver shareholder value.

38	Voya 2025 Proxy Statement

Compensation Governance
We are committed to good compensation governance, which we believe promotes the long-term interests of our shareholders, fosters sustained business success, and strengthens Board and management accountability. We have the following practices in place to promote the long-term interests of our shareholders.

Key Compensation-Related Governance Practices

What we do:	What we don’t do:

✔Significant percentage of target annual compensation
is delivered in the form of variable compensation tied
to performance.
✔Long-term objectives are aligned with the creation of
shareholder value.
✔Performance assessment of the CEO is conducted by
the Compensation, Benefits and Talent Management
Committee with input from all independent directors
and advice from the Committee’s independent
compensation consultant.
✔A majority of long-term incentive equity grants to our
NEOs are in the form of performance share units
(PSUs).
✔The Compensation, Benefits and Talent Management
Committee’s independent compensation consultant
performs services only for the Committee.
✔Executive perquisites are limited and do not include tax
gross-ups.
✔Executives are subject to a rigorous clawback policy
that exceeds the NYSE listing requirements.
✔Compensation programs do not encourage excessive
risk-taking.
✔Executives are subject to robust stock ownership
guidelines.

✘No automatic single-trigger acceleration of equity
awards in a change in control transaction.
✘No “liberal share recycling” or dividends / dividend
equivalent rights for stock options or stock appreciation
rights.
✘No excise tax gross-up provisions.
✘No re-pricing of stock options or stock appreciation
rights permitted without shareholder approval.
✘No hedging or pledging of Voya securities is permitted
under Company policy.

Participants in the Process to Determine Compensation
Compensation, Benefits and Talent Management Committee and the Board
The Committee is responsible to our Board for:
■Evaluation of corporate goals and objectives relevant to the compensation of our NEOs as well as individual goals and objectives relevant to the compensation of our CEO;
■Evaluation of the market competitiveness of each NEO’s total compensation package based on market data and each executive’s experience and contributions;
■Review and approval of the CEO’s compensation based on an evaluation of the CEO’s performance in light of goals and objectives that were approved by the Compensation, Benefits and Talent Management Committee;
■Approval of any change to the total compensation package of NEOs, including base salary, annual cash incentive awards and long-term equity incentive awards; and
■Review and oversight of the Company’s strategies relating to talent management.
For the CEO, the Compensation, Benefits and Talent Management Committee also receives input from all of the independent directors in assessing CEO performance and reviewing CEO compensation.

Voya 2025 Proxy Statement	39

For the CEO, the Compensation, Benefits and Talent Management Committee also receives input from all of the independent directors in assessing CEO performance and reviewing CEO compensation.

Chief Executive Officer
Within the framework of the compensation programs approved by the
Compensation, Benefits and Talent Management Committee and based on evaluation of individual performance and potential as well as review of market competitive positions, our CEO recommends the level of base salary, the annual cash incentive award and the long-term equity incentive award value for the other NEOs. The Committee reviews and discusses our CEO’s
recommendations and approves any compensation changes affecting our NEOs as it determines in its sole discretion.

Independent Compensation Consultant
The Compensation, Benefits and Talent Management Committee retains Frederic
W. Cook & Co., Inc. (FW Cook) to serve as its independent executive compensation consultant.
FW Cook regularly attends Committee meetings and assists and advises the
Committee in connection with its review of executive compensation policies and practices. FW Cook provides market data, trends and analysis regarding our executive compensation in comparison to our peers to assist the Committee in its decision-making process. The Committee conducted an evaluation of FW Cook to assess performance. The Committee has reviewed and confirmed the independence of FW Cook. FW Cook does not perform any other work for management.

Evaluating Market Competitiveness
Comparison Group
The Compensation, Benefits and Talent Management Committee has established a comparison group of peer companies, with the assistance and advice of the Company’s management and FW Cook. The Committee uses this comparison group, in part, to evaluate the Company’s compensation policies and practices, and as a means by which to measure the compensation packages of its executives. In establishing the comparison group, the Committee considers certain factors, including whether potential member companies competed with us in the same competitive labor market or in similar lines of business, the potential member companies’ market capitalization and various other factors, including the revenues, workforce size and assets under management or assets under administration of potential member companies, and ensures that the group is consistent with how investors assess relative performance.
The Committee intends to review the comparison group annually to ensure the relevance of the group and to evaluate any changes in the Company’s own business mix as well as those of the peer companies.
For 2024, the comparison group of companies considered by the Committee (Comparison Group) for competitive data for all of our NEOs was the same as the 2023 Comparison Group, except for the addition of CNO Financial Group, Inc., and included the following companies:
■Alight, Inc.
■Ameriprise Financial, Inc.
■CNO Financial Group, Inc.
■Conduent, Inc.
■Equitable Holdings, Inc.
■Franklin Resources, Inc.
■The Hartford Financial
Services Group, Inc.
■Health Equity, Inc.
■Invesco Ltd.
■Lincoln National Corp.
■MetLife, Inc.
■Northern Trust Corporation
■Principal Financial Group, Inc.
■Prudential Financial, Inc.
■T. Rowe Price Group, Inc.
■Unum Group
The 2025 Comparison Group will be the same as the 2024 Comparison Group, except that we will remove MetLife Inc. and
Prudential Financial Group, Inc. and add Corebridge Financial, Inc. These changes will be made as a result of the
Compensation, Benefits and Talent Management Committee's annual review of the peer group companies to better align the peer group to Voya from both a median revenue and market capitalization perspective.

40	Voya 2025 Proxy Statement

Surveys and Competitive Data
As part of its 2024 compensation review, the Compensation, Benefits and Talent Management Committee also considered compensation data provided by a number of surveys and sources to determine the relative competitiveness of compensation programs as well as competitive levels of pay. These surveys included a diversified study of executive compensation in the insurance industry prepared by Willis Towers Watson (Willis Towers Watson Survey) and a survey of investment management companies prepared by McLagan (McLagan Survey), a consulting firm that provides market pay and performance information in the financial services industry.
The Committee takes into consideration the Willis Towers Watson Survey and the McLagan Survey when making decisions on base salary, annual cash incentive and long-term equity incentive opportunities for NEOs except the CEO. For the CEO, the
Committee solely takes into consideration proxy data of the Comparison Group. The identity of the individual companies comprising the survey data is disclosed to the Committee in its evaluation process.
Determination of 2024 Compensation
In late 2023 and early 2024, the Compensation, Benefits and Talent Management Committee met multiple times to consider the compensation opportunity that would be provided to the Company’s NEOs and other senior executives during 2024. These considerations included an assessment of the Company’s compensation practices and compensation packages against those of the Comparison Group including, in particular, an assessment of the total target compensation opportunity for each NEO. In late 2024 and early 2025, the Committee met multiple times to evaluate the Company’s and individual performance in order to determine 2024 compensation.
Base salary
Mr. Martin’s salary is set in accordance with his employment agreement. The 2024 base salary for our other NEOs was reviewed taking into account several factors, including the NEOs’ experience, responsibilities, 2023 performance, 2023 base salary and the competitiveness of that base salary as compared to internal peers and similarly situated executives at companies that compete with us for executive talent within the Comparison Group and the survey data. Based on these criteria, the NEOs’ 2024 annual base salaries are set forth in the table below.

	2023 Annual Base Salary	2024 Annual Base Salary	Increase / (Decrease) (%)

Ms. Lavallee	$950,000	$950,000	No change
Mr. Templin	$800,000	$800,000	No change
Mr. Grubka	$650,000	$650,000	No change
Mr. Toms(1)	$500,000	$625,000	25%
Mr. Keshavan(1)	$600,000	$600,000	No change

Former Executive Officer

Mr. Martin(2)	1,025,000	$1,025,000	No change
(1)Mr. Toms and Mr. Keshavan were not NEOs in 2023.
(2)Mr. Martin retired on February 29, 2024, and his actual base salary paid from January 1, 2024 to February 29, 2024 was $170,833.
Annual cash incentive compensation
Our annual cash incentive program is designed to reward participants based on critical financial results and for their annual contributions to those results. Individual incentive awards are based on an annual evaluation of business performance and each NEO’s individual performance.
In this CD&A, references to 2024 annual cash incentive compensation awards are to the annual cash incentive compensation amounts that were paid to NEOs in March 2025, which were designed to recognize individual and Company performance during 2024. As described in more detail below, an NEO’s annual cash incentive award is determined after taking into account the performance of the Company under several financial measures relative to quantitative goals set forth at the beginning of the fiscal year and based on a qualitative assessment of individual performance and other factors considered relevant by the
Compensation, Benefits and Talent Management Committee.

Voya 2025 Proxy Statement	41

The Compensation, Benefits and Talent Management Committee determined 2024 annual cash incentive compensation for our NEOs by applying a multi-step process:
1
2
3
Target annual cash incentive
opportunity was determined
for each NEO in the
beginning of the performance
year as a percent of their
base salaries
Preliminary payout amounts
for each NEO are calculated,
based on target opportunity
and Company performance on
the pre-established financial
and strategic metrics
Based on a qualitative
assessment of each NEO's
performance, individual
payout is determined
Each of these steps is described in more detail below:
Step 1: Establishment of Annual Cash Incentive Compensation Target and Maximum Opportunity. Each NEO’s 2024 target annual cash incentive opportunity was originally determined under the terms of the respective employment agreement or offer letter, and reviewed by the Compensation, Benefits and Talent Management Committee in early 2024 or in connection with his/
her promotion, with reference to the compensation amount publicly disclosed by the Comparison Group to assess competitiveness. The target and maximum annual cash incentive amounts were considered as one element of our NEOs’
overall total direct compensation opportunities, and, based in part on this review, total direct compensation opportunities were set with reference to median total target compensation as reflected in the comparative data.
The target 2024 annual cash incentive award opportunities for the NEOs, as a percentage of 2024 base salary, were as follows:

	Annual Base Salary	2024 Target Annual Cash Incentive	Target Annual Cash Incentive as % of Base Salary

Ms. Lavallee	$950,000	$2,137,500	225%
Mr. Templin	$800,000	$1,600,000	200%
Mr. Grubka	$650,000	$1,950,000	300%
Mr. Toms(1)	$625,000	$1,875,000	300%
Mr. Keshavan	$600,000	$1,200,000	200%

Former Executive Officer

Mr. Martin(2)	$1,025,000	$2,306,250	225%
(1)Mr. Tom’s 2024 base salary was increased in connection with his promotion to CEO of Investment Management in January 2024.
(2)Mr. Martin retired on February 29, 2024. Per the terms of his employment contract, he was eligible for an annual cash incentive award based on a prorated target of $378,074.
The maximum 2024 annual cash incentive opportunity was capped at two times the target award opportunity for all NEOs.
Step 2: Establishment of Preliminary Annual Cash Incentive Compensation Amounts. Preliminary annual cash incentive amounts were determined based on Company performance in 2024 against target performance levels set by the
Compensation, Benefits and Talent Management Committee during the first quarter of 2024, based on business forecasts and projections. Achievement against these targets was assessed by the Committee during the first quarter of 2025, following the availability of Company financial information for 2024.

42	Voya 2025 Proxy Statement

For 2024 annual cash incentive awards, preliminary annual compensation amounts were based on the target annual cash incentive compensation amounts for each of our NEOs, and on the Company financial performance under pre-established financial and strategic measures: Adjusted Operating Earnings, Adjusted Operating Return on Allocated Capital, and Strategic
Indicators. Please see discussion above under “Key 2024 Compensation Actions” and “Why We Use These Performance
Metrics in Our Incentive Compensation Program” for the rationale for using these measures in the annual cash incentive program. Performance between levels are subject to straight-line interpolation. Each of Adjusted Operating Earnings and
Adjusted Operating Return on Allocated Capital is a non-GAAP financial measure. See Exhibit A — Non-GAAP Financial
Measures.

	Weight	Minimum Threshold	Target	Maximum	Actual Performance	Payout

Payout Opportunity		50%	100%	150%
Adjusted Operating Earnings ($ millions)	50%	$837	$1,046	$1,256	$870	58%
Adjusted Operating Return on Allocated Capital	35%	15.6%	19.5%	23.4%	17.5%	74%
Strategic Indicators(1)	15%	1.5	3.0	4.5	3.5	117%
Total	100%					73%
(1)Each strategic indicator is assigned a rating from 1 to 5; a 3 rating indicates that the performance met the target.
The strategic indicators are a portfolio of six quantitative indicators. The indicators are key metrics that drive financial performance and provide indications of current and future growth or net profit trajectories, such as organic growth from net flows or in-force premium and fees, customer satisfaction, and operating margins. The individual strategic goals and associated quantitative targets, which seek to be rigorous, are not disclosed because they relate to our internal business objectives, and external disclosure would result in competitive harm to Voya. However, the indicators align with metrics that we periodically share with investors on our quarterly earnings calls.
The average performance rating for the 2024 portfolio of strategic indicators was 3.5 due to strong organic growth in all three segments (Wealth Solutions, Health Solutions, and Investment Management), in particular $12.5 billion of net flows in
Investment Management. Results also reflected above target customer satisfaction scores in our Wealth and Health call centers and strong underlying one-year and three-year investment performance compared to peers within Investment
Management. This was partially offset by below-target margins in our Health Solutions segment primarily due to elevated claims in our Stop Loss business.
Step 3: Individual Assessment and Determination of
Individual Annual Cash Incentive Award.
Following determination of the preliminary annual cash
incentive amounts, the Compensation, Benefits and Talent
Management Committee qualitatively assessed each NEO’s
performance based on performance objectives that included
individualized qualitative performance goals and business
line or functional area performance. In the case of NEOs
other than Ms. Lavallee, the views of Ms. Lavallee with
respect to such performance were considered by the
Committee as part of this assessment. The results of this
assessment were as follows:
Under Ms. Lavallee’s leadership, the Company achieved a
number of significant accomplishments during 2024. These
include, but are not limited to:
■Financial results: Delivered solid performance with
growth in Wealth Solutions and Investment Management
driving a 3% increase in Adjusted operating EPS. Voya
also returned $800 million of capital to shareholders in
line with expectations.
■Strategic execution: Voya expanded through two key
transactions. First, through the acquisition of
OneAmerica’s full-service retirement business, Voya
added $60 billion in accretive assets, including $4 billion
of spread-based assets, which is expected to increase
net revenue by at least $200 million and pre-tax adjusted
operating earnings by $75 million in 2025. Second, Voya
closed its anchor investment in Sconset Re, a Bermuda
sidecar for Allianz Life annuities, enhancing Voya's
position in insurance and annuities markets and
strengthening our relationship with Allianz.
■Wealth Solutions: Adjusted operating earnings
were up 30% year-over-year, with net revenue
growth and adjusted operating margin exceeding our
2024 full year targets. Wealth Solutions grew the
number of participant accounts to 7.5 million and
generated $2 billion of defined contribution net flows
in 2024, demonstrating continued commercial
momentum.
■Health Solutions: While Voya reported earnings
below expectations due to unfavorable loss ratios in
the Stop Loss business, Voya has taken corrective
actions. Meaningful rate increases and strengthened
underwriting risk selection are expected to drive
material improvement in net underwriting results in
2025.
■Voya Investment Management: Delivered record
net flows of over $12 billion, which represents

Voya 2025 Proxy Statement	43

organic growth of over 4%, exceeding our targets.
Commercial momentum and expense discipline
drove adjusted operating earnings up 20% year-
over-year and margin expansion above targets.
■Advanced our purpose through initiatives supporting
clients, colleagues and communities. For example, Voya
is collaborating with Empathy, a comprehensive, on-
demand concierge service helping bereaved families
navigate financial, legal and personal challenges after a
loved one passes. In partnership with Easterseals, Voya
Cares® released Disabled Veterans and employers:
moving from surviving to thriving, a report underscoring
the importance for companies to understand more about
the needs of veterans with disabilities. Voya
demonstrated generosity through the 2024 Employee
Giving Campaign, reaching 54% participation and raising
$1.5 million with a Voya Foundation match to support
more than 1,700 nonprofit causes. Lastly, Voya
implemented the Employee Experience Champion
Network, a group of employees from across the
enterprise focused on improving the experience of
working at Voya.
■Strengthened organization with efforts supported by
robust talent succession, development and acquisition:
executed transitions of the CEO of IM role from Christine
Hurtsellers to internal successor Matthew Toms in
January 2024, the CFO role from Don Templin to internal
successor Mike Katz in December 2024, and the CEO of
Workplace Solutions role from Robert Grubka to Jay
Kaduson in January 2025.
■External Recognitions: The Hartford Business Journal
honored Ms. Lavallee with a 2024 C-suite award for her
“commitment to excellence to various stakeholders,
including investors, employees and the broader
community.”  Voya was recognized by several third-party
groups for its excellent business practices, welcoming
environment, and employee culture. These include being
named a World’s Most Ethical Company by Ethisphere
(11th consecutive year) and a Great Place to Work by the
Great Place to Work Institute (ninth consecutive year);
receiving a perfect score of 100 on Human Rights
Campaign’s 2023-2024 Corporate Equality Index (18th
consecutive year); earning a Best Place to Work for
Disability Inclusion designation on Disability:IN’s
Disability Equality Index (seventh consecutive year); and
being in Dow Jones’s 2023 Sustainability Index (eighth
consecutive year and the most recent year when the
index was published).
Under Mr. Templin’s leadership, the Company accomplished
the following:
■Returned $800 million of capital to shareholders
through dividends and share repurchases despite
elevated loss ratios in the 2024 Stop Loss business.
■Engaged Health Solutions team to execute meaningful
rate increases and strengthen risk selection around the
January 2025 Stop Loss business.  This is expected to
drive improved net underwriting gains in 2025.
■Positioned the Company's financial health for future
growth:
■Increased common stock dividend by 12.5%
while maintaining a conservative payout ratio.
■Drove continued discipline around expense
management.
■Identified opportunities to enhance earnings on
cash held in the business given the higher
interest rate environment.
■Prudently managed the balance sheet with
excess capital above our 375% target and
leverage within our 25-30% target, excluding the
debt maturity in 2025.
■Successfully issued $400 million of debt in
anticipation of the 2025 debt maturity.
■Completed the final phase of the accounting
system integration related to the Benefitfocus
acquisition.
■Supported critical activities related to the
OneAmerica retirement business acquisition.
■Executed successful transition to a new CFO.
Under Mr. Grubka’s leadership, the Company accomplished
the following:
■Financial results:
■In Wealth Solutions, net revenue of $2.1 billion,
excluding notable items, was close to $100 million
above target, along with a record high adjusted
operating margin, excluding notable items, of
41.4%.
■In Health Solutions, net revenue of $982 million
decreased by 19% year over year and adjusted
operating earnings declined to $40 million, driven
primarily by the unfavorable loss ratio in the Stop
Loss business.
■Strategic execution:
■The OneAmerica acquisition, which adds
strategically attractive scale to our Full Service
block, provides Voya with a broader set of
capabilities, and expands our distribution footprint.
■Launched revitalization of Voya's Retail Wealth
Management business, a multi-year investment in
people, process, and products.
■Voya kicked off Leave and Disability in-sourcing
efforts, completing initial major milestones,
underwriting fee-based products, and launching a
new absence portal.
■Operational excellence:
■Developed customer-centric enhancements and
new capabilities across several Wealth Solutions
digital solutions, including Customer Dashboard,
Sponsor Web, VPro and myVoyage.
■Delivered solutions that help improve financial
outcomes for employees, including automatic
payments for wellness benefits on Supplemental
Health offerings via medical claims integration, a

44	Voya 2025 Proxy Statement

more integrated and user-friendly home page for
BenefitFocus, and the launch of our new logged-in
claims experience.
■Launched the Advancing Customer Centricity
program, introduced innovative and iterative
solutions in our customer contact center (predictive
routing and frequent caller routing solution to
reduce call-backs and remove friction), and
improved customer experiences - for example,
through streamlined death certificate requirements
across Health and Wealth and straight-through-pay
for life claims up to $5,000.
Under Mr. Toms' leadership, the Company accomplished the
following:
■Financial results: Voya Investment Management's
diversified and globally distributed investment strategies
delivered strong results in 2024. Net revenues, excluding
notable items, were up 8% and adjusted operating
earnings were up 20% year-over-year, with adjusted
operating margin, excluding notable items, improving
4.0% for the year (24.9% to 28.9%). This commercial and
financial success is ahead of original targets against the
backdrop of a still challenging industry backdrop for
active investment managers.
■Commercial momentum improved notably with four
consecutive quarters of positive net flows totaling
$12.5 billion, an organic growth rate above 4%
driven by momentum in both Institutional and
Intermediary channels.
■Strategic execution: Growth priorities to drive business
success centered around Voya IM’s competitive
advantages: building momentum in Insurance, scaling
private & alternative investment strategies, optimizing
relationship with Wealth affiliate, optimizing U.S.
intermediary channel, leveraging international distribution
as a growth catalyst.
■Voya IM’s leading market position in insurance
asset management continues to be a competitive
advantage. Voya IM partners with over 70 external
insurance clients and managing nearly $60 billion of
assets, including our expanded relationship with
Allianz in establishing Sconset Re.
■Investment Management was named Private
Markets Manager of the Year in the $50 billion+ in
Insurance AUM category, Real Estate Manager of
the Year at the inaugural Insurance Investor | North
American Awards 2024.
■Implemented technology and operations
infrastructure as a foundation for our data driven
operating model, positioning us to better serve our
clients as we scale the business.
■Voya IM continued to develop new products and
wrappers in which to deliver our existing investment
solutions, serving the evolving needs of clients
globally across both Institutional and Intermediary
channels and enabling us to remain competitive in a
quickly evolving industry.
■Operational excellence: Maintained stable operations
with minimal disruption and no significant operational
issues, with quick recoveries from significant outages
such as the Crowdstrike outage, actively monitored
themes and patterns specific to client experience, and
prioritized investment for growth.
■Successfully onboarded over 30 clients across 70+
mandates, while executing a continuous
improvement initiative to reduce operational risk.
■Continued investment to enhance our operating
model, enabling further differentiation in our ability
to deliver solutions within both public and private
assets for clients globally.
Under Mr. Keshavan's leadership, the Company
accomplished the following:
■Strategic Execution:
■Successfully completed a multi-year technology
program to upgrade and mature our core
recordkeeping administration functionality, reducing
the Workplace Solutions application sprawl by 26%,
driving $14 million in annual run-rate benefits,
building new capabilities, and driving higher
operational efficiency while continuing to enable a
differentiated customer experience.
■Delivered innovative technology products, solutions
and services to improve customer experiences and
client outcomes.
■Continued to drive functionality,
capabilities and adoption of MyVoyage, an
application that offers individuals a
comprehensive view of their financial
situation, including workplace benefits,
savings accounts, and external accounts
like personal banking and credit accounts,
to better manage their health and financial
well-being.
■Developed and implemented new Health
and Wealth capabilities in key areas:
Hospital Indemnity, Lifetime Life
Insurance, Client Acquisition Group
Underwriting and Medical Underwriting,
Managed Accounts, Lifetime Life Products,
Group Underwriting, Customer
Relationship Management, Case Installer,
non-qualified plan enhancements and
Voya’s Pricing Portal, all of which enable
Voya to maintain competitive advantages.
■Operational Excellence & Financial Stewardship:
■Maintained a strong focus on application
infrastructure stability and availability through a
culture of operational excellence focused on
meeting all stability, operational, resiliency and audit
standards.
■Decreased  Voya-owned issues and
achieved a Mean Time to Resolution
(MTTR) duration in line with our target,
indicating stability in our environment.

Voya 2025 Proxy Statement	45

■Reduced P2 incidents by 49%,
successfully and timely responded to
CrowdStrike outage, earned top rank in
BitSight Score, matured threat intelligence
and continued progress on our cloud
migration.
■Developed a strong governance and intake process
to test and deploy GenAI solutions for the benefit of
employees and customers.  Delivered against initial
use cases for Voya’s GenAI program, building a
solid foundation for advanced Voya AI capabilities,
improved business processes, and enhanced risk
management.
■Enhanced security measures to better protect
Voya’s overall environment and further safeguard
our customer data aligning with our zero-trust
evolution of network security through the
implementation of Zscaler Private Access (ZPA) tool
providing brokered access to applications hosted
on-premises or public clouds, eliminating the need
for direct access to Voya's internal network.
■Decreased run-rate costs, despite labor and
software inflation and growth, primarily due to
proactive expense management against internal
targets to drive greater efficiency and create
opportunity to increase Voya’s investment in
technology for future growth.
■Successfully integrated the AGI U.S. and Voya IM
systems, enabling Voya to reach a broader
international distribution. Continued integration of
our benefits administration capabilities into our
broader Workplace Solutions suite of products,
strengthening our customer experience.
Following this assessment, the Compensation, Benefits and
Talent Management Committee considered the total 2024
compensation package being proposed for each NEO.
Based on this review, the Committee adjusted the annual
cash incentive award payable to each NEO to between 73%
and 80% of the preliminary payout determined as part of
Step 3.
Annual Cash Incentive Compensation Outcomes
The following table presents, for each NEO, the results of the foregoing annual cash incentive award determination, the target annual cash incentive compensation for 2024 and the amount of the award paid in the form of cash in March 2025.

	2024 Target Annual Cash Incentive	2024 Target Annual Cash Incentive After Applying 73% Company Funding	2024 Actual Annual Cash Incentive Payment After Applying Qualitative Assessment	% of Actual Payment to Target Opportunity

Ms. Lavallee	$2,137,500	$1,560,375	$1,560,375	73%
Mr. Templin	$1,600,000	$1,168,000	$1,168,000	73%
Mr. Grubka(1)	$1,950,000	$1,423,500	$—	—%
Mr. Toms	$1,875,000	$1,368,750	$1,505,625	80%
Mr. Keshavan	$1,200,000	$876,000	$876,000	73%

Former Executive Officer

Mr. Martin(2)	$2,306,250	$1,683,563	$275,994	73%
(1)Mr. Grubka's employment terminated on December 31, 2024. In connection with Voya's unfavorable stop loss results,which were the primary driver in the Company's decline in adjusted operating earning, Mr. Grubka did not receive an annual cash incentive award for
2024.
(2)Mr. Martin retired on February 29, 2024. Per the terms of his employment contract, he was eligible for an annual cash incentive award based on a prorated target of $378,074.
Long-Term Equity-Based Incentive Compensation
Equity compensation is an important element of executive compensation because it aligns executive pay with the performance of our stock, and in turn the interests of our shareholders. The size of each award is generally based on each NEO’s individual performance during the year preceding the grant date. We have historically made grants of equity-based awards in February, in respect of prior-year individual performance.
Equity Grants Made in 2025 for 2024 Performance
For each of our NEOs (other than the CEO), target long-term equity awards with respect to 2024 performance were set and reviewed by the Compensation, Benefits and Talent Management Committee during 2024, with reference to the survey and

46	Voya 2025 Proxy Statement

competitive data described above. The target long-term equity incentive amounts were considered as one element of our
NEOs’ overall total direct compensation opportunity, and, based in part on this review, total direct compensation opportunities were set with reference to median total target compensation as reflected in the comparative data. For equity awards granted in respect of 2024 performance, we made grants on February 18, 2025. Long-term equity incentive awards to our NEOs were made on the basis of an evaluation of individual performance and other qualifications during 2024, which evaluations are described above under “Step 3” of the Annual Cash Incentive Compensation determination process.
As discussed above under “Key 2024 Compensation Actions” and “Why We Use These Performance Metrics,” for the
2025-2027 performance period, the measures approved by the Committee for the PSUs are Adjusted Operating Return on
Equity (weighted 20%), Adjusted Operating Earnings Per Share (weighted 30%) and Relative Total Shareholder Return
(weighted 50%). With respect to the financial goals, the Committee established that performance results meeting target goals would result in a payout equal to 100% of the target award, while stronger performance would result in increased award levels up to a maximum payout of 200% of the target award. Performance below target goals would result in a payout of less than
100%, and potentially 0%.
With respect to the relative TSR goal, threshold payout of 50% of target requires at least 25th percentile performance, target payout requires at least median performance and maximum payout of 200% of target requires 85th percentile or better performance, with results between points interpolated. Payout on the TSR component of PSUs is capped at target if the
Company’s absolute TSR is negative. For the 2025 PSU award granted in respect of 2024 performance, the performance group for evaluating our relative TSR achievement consists of companies in our 2024 Comparison Group.
The Committee established the performance goals for the PSUs to encourage strong, focused performance. In establishing the goals, the Committee considered the economic and market conditions at the time of grant, the Company’s long-range goals and recent actual performance results, the expectations of investors for future performance, and other factors. These performance levels are intended to be aggressive but realistic, such that achieving threshold levels would represent minimum acceptable performance and achieving maximum levels would represent outstanding performance.
The table below sets forth the long-term equity awards granted in 2025 for 2024 performance:

Equity Grants Made in 2025 for 2024 Performance	Total Grant Value ($)	PSU Grant Value ($)	PSUs (#)	RSU Grant Value ($)	RSUs (#)

Ms. Lavallee	$7,125,000	$3,918,750	47,979	$3,206,250	42,371
Mr. Templin(1)	$—	$—	0	$—	0
Mr. Grubka(2)	$—	$—	0	$—	0
Mr. Toms	$2,578,125	$1,417,969	17,361	$1,160,156	15,331
Mr. Keshavan	$1,500,000	$825,000	10,101	$675,000	8,920

Former Executive Officer

Mr. Martin	Not Eligible	—	—	—	—
(1)Mr. Templin transitioned from the role of Executive Vice President, Chief Financial Officer to Strategic Advisor as of January 1, 2025.
Pursuant to the terms of that transition, he was not eligible for a long-term incentive award in 2025 for 2024 performance..
(2)Mr. Grubka's employment terminated on December 31, 2024.  He was not eligible for a long-term incentive award in 2025 for 2024 performance.
Although these amounts were granted in respect of 2024 performance, because of the SEC rules governing the presentation of executive compensation in proxy statements, such amounts do not appear in the table titled “—Summary Compensation
Table” and other tables below under “—Executive Compensation Tables and Narratives” as compensation for 2024, because such awards were granted in 2025.
Equity Grants Made in 2024 for 2023 Performance
For each of our NEOs (other than the CEO), target long-term equity awards with respect to 2023 performance were set and reviewed by the Compensation, Benefits and Talent Management Committee during 2023, with reference to the survey and competitive data described above. The target long-term equity incentive amounts were considered as one element of our
NEOs’ overall total direct compensation opportunity, and, based in part on this review, total direct compensation opportunities were set with reference to median total target compensation as reflected in the comparative data. For equity awards granted in respect of 2023 performance, we made grants on February 20, 2024. Long-term equity incentive awards to our NEOs were made on the basis of an evaluation of individual performance and other qualifications during 2023, which evaluations were described in the 2024 Compensation Discussion and Analysis.

Voya 2025 Proxy Statement	47

The table below sets forth the long-term equity awards granted in 2024 for 2023 performance:

Equity Grants Made in 2024 for 2023 Performance	Total Grant Value ($)	PSU Grant Value ($)	PSUs (#)	RSU Grant Value ($)	RSUs (#)

Ms. Lavallee	$7,125,000	$3,918,750	57,815	$3,206,250	46,474
Mr. Templin	$3,000,000	$1,650,000	24,343	$1,350,000	19,568
Mr. Grubka	$2,047,500	$1,126,125	16,614	$921,375	13,355
Mr. Toms(1)	$1,217,500	$547,875	8,083	$669,625	9,706
Mr. Keshavan	$1,575,000	$866,250	12,780	$708,750	10,273

Former Executive Officer

Mr. Martin	$7,687,500	$4,228,125	62,380	$3,459,375	50,143
(1) Mr. Toms also received non-equity long-term incentive compensation pursuant to a Voya Investment Management incentive plan in connection with his prior role.  See page 64 for additional detail.
Although these amounts were granted in respect of 2023 performance, because of the SEC rules governing the presentation of executive compensation in proxy statements, such amounts appear in the Summary Compensation Table and other tables below under “—Executive Compensation Tables and Narratives” as compensation for 2024, because such awards were granted in 2024.
Payout for Previously Granted PSUs
The table below shows the 2024 performance result and the payout for the PSUs granted in 2022:

	Weight	Minimum Threshold	Target	Maximum	Actual Performance	Payout

Payout Opportunity		50%	100%	150%
Adjusted Operating Return on Equity	20%	11.9%	13.2%	14.5%	12.6%	77%
Adjusted Operating Earnings Per Share	30%	7.01	7.79	8.57	7.14	58%
Payout Opportunity		25%	100%	150%
Relative TSR	50%	25th Percentile	Median	75th Percentile	47th Percentile	90%
Total	100%					78%
Adjusted Operating Return on Equity and Adjusted Operating EPS are non-GAAP financial measures. See Exhibit A — Non-
GAAP Financial Measures. The relative TSR performance group with respect to the 2022 PSU award consisted of the following companies: Alight, Inc.; Ameriprise Financial, Inc.; AXA Equitable Holdings, Inc.; Conduent Incorporated; Franklin
Resources, Inc.; Hartford Financial Services Group, Inc.; HealthEquity, Inc.; Invesco; Lincoln National Corporation; MetLife,
Inc.; Northern Trust; Principal Financial Group Inc.; Prudential Financial, Inc.; T Rowe Price; and Unum Group.
One-time awards granted in connection with leadership transition
As described in last year's CD&A, in July 2022, as part of our CEO succession and leadership transition, the Company awarded Ms. Lavallee (then CEO-elect) a one-time, long-term incentive award with a grant date value of $5 million and each member of the Executive Committee at that time a one-time, long-term incentive award with a grant date value of $1 million.
These one-time grants are consistent with the alignment of our pay-for-performance model to shareholder interests by rewarding executives’ efforts to achieve sustained share price increases, while encouraging retention of our executive team.
Importantly, 80% of Ms. Lavallee’s grant value and 70% of the grant values made to the other executives were in the form of performance stock units (PSUs) that could be earned based on achievement of stock price targets, which must be sustained for at least 30 days, ranging from $69.10 to $119.10 (with $10 achievement hurdles) during the three-year performance period from July 1, 2022 to June 30, 2025. The PSUs were designed to incentivize significant and sustained outperformance, with achievement occurring at stock price targets significantly above the Company’s stock price on the grant date ($59.55), which is very strongly aligned with shareholder interests. The first stock price hurdle of $69.10 was achieved in 2023 and the second stock price hurdle of $79.10 was achieved in 2024. Any unearned PSUs as of July 1, 2025 will be canceled without any further consideration.

48	Voya 2025 Proxy Statement

Vesting of any earned units cannot occur until at least one year following the date earned and the maximum number of PSUs that could be earned is capped at 150% of the PSU target. The remainder of the grant values was made in the form of restricted stock units (RSUs), cliff-vesting after three years (on July 1, 2025) for Ms. Lavallee, and vesting ratably over the performance period (July 1, 2023, July 2024, and July 1, 2025) for the other executives.
The chart below summarizes the details of the PSU portion of the award for the NEOs:

Segment	Stock Price Target(1)	Earnable # of PSUs through 6/30/25		Earned # of PSUs as of 12/31/2024		Vest Date of Earned PSUs

		Ms. Lavallee	Other NEOs(2)	Ms. Lavallee	Other NEOs(2)	Ms. Lavallee	Other NEOs(2)

1 (earned on 7/1/23)	$69.10	16,792	2,938	16,792	2,938	6/30/25	7/1/2024
2 (earned on 10/25/24)	$79.10	16,792	2,938	16,792	2,938	10/25/25	10/25/2025
3	$89.10	16,793	2,939	0	0
4	$99.10	16,793	2,939	0	0
5	$109.10	16,792	2,938	0	0
6	$119.10	16,793	2,939	0	0
(1)In order to satisfy a stock price target, the average of the Company’s daily volume weighted average price over a trailing 30-day trading period must equal or exceed the stock price target.
(2)Mr. Grubka, Mr. Toms, and Mr. Martin did not receive this award.
Other Compensation Practices and Considerations
Employment and Severance Arrangements
Each NEO is subject to the Company’s Severance Plan for Senior Managers (Severance Plan) which provides severance benefits in the event of specified “Qualified Terminations,” generally involving terminations not for Cause (as such term is defined in the Severance Plan), or, following certain change in control events, voluntary terminations for Good Reason (as such term is defined in the Severance Plan). The Committee believes that these arrangements: (1) help secure the continued
employment and dedication of our senior executives; (2) enhance the Company’s value to a potential acquirer because our
NEOs have non-competition, non-solicitation and confidentiality provisions that apply after any termination of employment, including after a change in control of the Company; and (3) are important as a recruitment and retention device, as many of the companies with which we compete for executive talent have similar agreements in place for their senior management.
Consistent with market practices, we do not provide change in control-related tax gross-ups in the event of a “potential change in control” or “change in control” during the term. Please see additional information about the Severance Plan under “Executive
Compensation Tables and Narratives - Potential Payments Upon Termination or Change in Control.”
In connection with the CEO succession planning during 2022, the Company entered into an amended and restated
employment agreement with Rodney O. Martin, Jr., and his term as Executive Chairman expired on February 29, 2024 and Mr.
Martin retired from the Company. Please see discussion under “Executive Compensation Tables and Narratives - Employment
Agreements.”
In September 2024, the Company announced the retirement of Mr. Templin in 2025.  To facilitate a smooth transition of his responsibilities as Executive Vice President and Chief Financial Officer, which ended on December 31, 2024, Mr. Templin entered into an agreement pursuant to which he serves as Strategic Advisor to the Company, in a non-executive officer role, until later in 2025.
Neither Mr. Martin nor Mr. Templin is eligible for severance payments or benefits in connection with their respective retirements.
Mr. Grubka's employment terminated at the end of 2024, and he received qualifying severance payments and benefits under the Severance Plan.

Voya 2025 Proxy Statement	49

Health and Insurance Plans
Our NEOs are currently eligible to participate in Company-sponsored benefit programs, offered on the same terms and conditions as those made generally available to all full-time and part-time employees. Health, life insurance, disability benefits and similar programs are provided to give employees access to healthcare and income protection for themselves and their family members. The NEOs also have access to a supplemental long-term disability program, facilitated by the Company, generally available to a broad group of highly paid Company employees on an elective basis. The cost of participating in the supplemental disability program is borne entirely by each NEO.
Tax-Qualified and Non-Qualified Retirement and Other Deferred Compensation Plans
Our NEOs generally are eligible for the same retirement benefits as full-time and part-time employees under the Company’s broad-based, tax-qualified retirement plans. As described further in the narrative description preceding the table entitled “—
Pension Benefits as of December 31, 2024”, below, the Company sponsors the Voya Retirement Plan (Retirement Plan), a tax-qualified, noncontributory, cash-balance formula, defined benefit pension plan for eligible employees.
The Company also sponsors the Voya 401(k) Savings Plan (401(k) Plan), a tax-qualified defined contribution plan. Under the
401(k) Plan, the Company will match 100% of a participant’s contribution up to 6% of eligible compensation.
In addition to the tax-qualified retirement benefits described above, the Company also maintains the Voya Supplemental
Executive Retirement Plan (SERP) and the Voya 409A Deferred Compensation Savings Plan (DCSP). The SERP and the
DCSP permit our NEOs and certain other employees whose participation in our tax-qualified plans is limited due to compensation and contribution limits imposed under the Internal Revenue Code (Code) to receive the benefits on a non-
qualified basis that they otherwise would have been eligible to receive under the Retirement Plan and the 401(k) Savings Plan if it were not for the Code’s compensation and contribution limits. For purposes of determining benefits under the SERP and the DCSP, eligible compensation is limited to three times the Code compensation limit, which was $345,000 for 2024. See the narrative description preceding the table entitled “—Pension Benefits in 2024” for more detail of the Retirement Plan and the
SERP. See the narrative description preceding the table entitled “Non-Qualified Deferred Compensation Plans Table for 2024”
for more detail of the DCSP.
Perquisites and Other Benefits
During 2024, we provided the NEOs with Company-selected independent advisors to assist them with financial planning and tax issues. In addition, certain of our NEOs have personal use of a company car and driver (principally for commuting purposes), and in certain cases the Company provided travel-related perquisites, including for spousal travel. Further, following a review of peer company and market practices in 2020, the Compensation, Benefits and Talent Management Committee
approved limited personal use of corporate aircraft by Mr. Martin in order to minimize his personal travel time and to work more productively on confidential and sensitive matters while traveling for time-sensitive personal matters. Mr. Martin’s use of corporate aircraft for personal travel was subject to an annual limit in 2024 of $25,000 in aggregate incremental costs to the
Company, representing a prorated amount based on his retirement date of February 28, 2024. We impute as income the cost of these perquisites and other benefits. See “—All Other Compensation Table for 2024” below for additional information concerning perquisites.
Compensation Recoupment Policy
Voya maintains a compensation recoupment policy that permits the Company to recover from employees, directors and officers all forms of income, including incentive-based or equity-based compensation (time-based and performance-based) in the event of misconduct. “Misconduct” means willful misconduct, gross negligence, or any failure to make any required report of the willful misconduct or gross negligence of another person that has resulted in, or could reasonably be expected to result in, financial or reputational harm to Voya. In addition, Voya’s equity award agreements provide that such equity awards are subject to clawback under applicable provisions of Voya policy.
Additionally, Voya's policy includes provisions complying with new NYSE listing standards and Section 10D of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”). Additional clawback provisions apply to current or former Section 16 officers in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws. Misconduct on the part of the executive is not required. Under these additional clawback provisions, Voya is required to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act, which includes our PSU awards and our annual incentive awards) erroneously received within the three fiscal years preceding the date a restatement is determined to be required.

50	Voya 2025 Proxy Statement

Insider Trading Policies and Procedures; Hedging, Speculative Trading and Pledging of Securities
Our personal trading policy applies to all directors, executive officers and employees of the Company and governs the purchase, sale and other dispositions of Voya securities. We believe the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the NYSE listing standards. Directors, executive officers and employees, and their respective family members, are prohibited from engaging in any transaction involving Voya securities while in possession of material nonpublic information relating to Voya, and may not disclose such information (“tip”) to any person who may trade on such information. This policy also imposes certain quarterly trading window restrictions and pre-clearance requirements for designated persons and provides guidance on whether, when and how the Company may engage in a transaction involving Voya securities in compliance with all applicable securities law.
The policy prohibits our directors, executive officers and employees from engaging in any short sales of our common stock, as well as sales of our common stock that have not been held for a minimum of sixty days after being acquired in the open market. In addition, such persons are prohibited under our personal trading policy from entering into hedging or other transactions involving options (including exchange-traded options), puts, calls, forward contracts or other derivatives involving our securities (such prohibitions do not apply to the acceptance of stock options or other stock awards granted under our annual or long-term incentive plans). Directors, executive officers and employees are also prohibited from pledging our securities, such as in connection with a margin account.
Stock Ownership Guidelines
The Company has established stock ownership guidelines for all executive officers. These guidelines are designed to align the interests of Voya's leadership team with those of the Company’s shareholders through a mandatory equity ownership stake in
Voya, and to focus leaders on the long-term success and growth of Voya.

CEO	5x
CFO	4x
All other NEOs	3x
For purposes of satisfying this ownership requirement, the following holdings count towards satisfying the guidelines: (i) shares of Company common stock beneficially owned by the NEO, (ii) investments in the Voya common stock fund, including unvested matching amounts, held in the Company’s 401(k) plan, (iii) notional investments in the Voya common stock fund held in the Deferred Compensation Savings Plan, (iv) unvested restricted stock units in respect of Company common stock awarded to the NEO under a Voya compensation plan, and (v) shares of Company stock purchased through Voya's Employee
Stock Purchase Plan. Stock options, unvested performance stock units granted under a Voya compensation plan, and actual or notional investments in Voya mutual funds do not count toward satisfying these guidelines. Stock ownership requirements must be met within five years of becoming an executive covered by the guidelines. As of the date of this proxy statement, all of our NEOs met or are on track to meet the stock ownership requirements.
Equity Award Grants
We do not have a practice of granting stock options or similar equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, nor do we time the public release of such information based on stock option grant dates. In addition, we do not have a practice of granting stock options or similar equity awards during periods in which there is material nonpublic information about our Company.  We have not, during the last completed fiscal year, awarded stock options or similar equity awards in the four business days prior to, or the one business day following, the filing of our periodic reports, or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Voya 2025 Proxy Statement	51

RELATIONSHIP OF COMPENSATION POLICIES AND PRACTICES TO RISK
MANAGEMENT
The Company adheres to compensation policies and practices that are designed to support a strong risk management culture.
Voya adheres to a Human Resources Risk Policy, approved by the Compensation, Benefits and Talent Management
Committee, which outlines the roles and responsibilities of the Committee and management to monitor compensation and benefit risks as well as key talent risks. The Policy is based on the following principles:
■Align compensation programs and decisions with shareholder interests;
■Attract, retain and motivate executive talent to lead the Company to success;
■Establish an appropriate approach to governance that reflects the needs of all stakeholders and includes the
Company’s right to claw back compensation in certain circumstances;
■Support a business culture based on the highest ethical standards; and
■Manage risk taking by executives by encouraging prudent decision-making.
The Committee has reviewed the Company’s compensation programs, policies and practices for employees to ensure that, in design and operation and taking into account all of the risk management processes in place, they do not encourage excessive risk-taking. In particular, the following features of our compensation program guard against excessive risk-taking:
■Determination of incentive awards based on a variety of performance metrics, thus diversifying the risk associated with any single indicator of performance;
■Long-term compensation awards and vesting periods that encourage a focus on sustained, long-term results;
■A mix of fixed and variable, annual and long-term, and cash and equity compensation designed to encourage actions that are in our long-term best interest;
■Maximum discretionary incentive opportunities are capped and remained unchanged from 2023 to 2024; and
■Our equity plans do not allow re-pricing of stock options without shareholder approval and require double trigger vesting for awards upon a change in control.
The Committee has determined that these programs, policies and practices are not reasonably likely to have a material adverse effect on the Company.

52	Voya 2025 Proxy Statement

REPORT OF OUR COMPENSATION, BENEFITS AND TALENT MANAGEMENT
COMMITTEE
Our Compensation, Benefits and Talent Management Committee reviewed the Compensation Discussion and Analysis
(CD&A), as prepared by the management of the Company, and discussed the CD&A with the management of the Company.
Based on the Committee’s review and discussions, the Committee recommended to the Board that the CD&A be included in this proxy statement.
Compensation, Benefits and Talent Management Committee:
Lynne Biggar (Chair)
Yvette S. Butler
Hikmet Ersek
Robert Leary
Aylwin B. Lewis
Joseph V. Tripodi

Voya 2025 Proxy Statement	53

EXECUTIVE COMPENSATION TABLES AND NARRATIVES
Summary Compensation Table
The following table presents the cash and other compensation for our NEOs for 2024, 2023 and 2022.
Summary Compensation Table for 2024 Proxy

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards	Non-Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total

Heather Lavallee, Chief Executive Officer(5)	2024	$950,000	$0	$7,124,941	$0	$1,560,375	$7,344	$77,574	$9,720,234
	2023	$950,000	$0	$5,830,245	$0	$1,752,750	$113,898	$75,479	$8,722,372
	2022	$662,424	$0	$5,516,796	$0	$2,141,775	$0	$70,104	$8,391,099
Donald Templin, Former EVP, Chief Financial Officer(5)	2024	$800,000	$0	$2,999,964	$0	$1,168,000	$41,262	$62,100	$5,071,326
	2023	$800,000	$0	$3,035,741	$0	$1,246,400	$38,123	$72,212	$5,192,476
	2022	$106,061	$0	$0	$0	$199,880	$3,712	$4,000	$313,653
Robert Grubka, Former CEO, Workplace Solutions(6)	2024	$650,000	$0	$2,047,458	$0	$0	$35,410	$4,613,760	$7,346,628
	2023	$650,000	$0	$2,170,549	$0	$1,599,000	$66,661	$66,411	$4,552,621
Matthew Toms, CEO, Investment Management(5)	2024	$622,159	$0	$1,217,482	$0	$1,505,625	$28,207	$792,224	$4,165,697
Santhosh Keshavan, EVP and Chief Information Officer	2024	$600,000	$0	$1,574,962	$0	$876,000	$29,041	$78,440	$3,158,443

Former Executive Officer

Rodney Martin, Executive Chairman(6)	2024	$170,833	$0	$7,687,481	$0	$275,994	$48,571	$162,625	$8,345,504
	2023	$1,025,000	$0	$10,109,217	$0	$1,891,125	$53,681	$299,765	$13,378,788
	2022	$1,200,000	$0	$10,314,325	$0	$2,800,000	$44,291	$318,267	$14,676,883
(1)Amounts in this column represent salary that was actually paid to each NEO during the listed calendar year. Ms. Lavallee's 2022 salary is based on her annualized base salary of $500,000 from January 1, 2022 through July 6, 2022 and an annualized base salary of $835,000 from July 7, 2022 through December 31, 2022. Mr. Templin's 2022 salary is based on his actual salary paid from November 14, 2022, his hire date, to December 31, 2022. Mr. Toms' salary is based on his annualized base salary of $500,000 from January 1, 2024 through
January 8, 2024 and an annualized base salary of $625,000 from January 9, 2024 through December 31, 2024. Mr. Martin's 2024 salary is based on his actual salary paid from January 1, 2024 to February 29, 2024, his date of retirement.
(2)Amounts in this column include the grant date fair value calculated in accordance with FASB ASC Topic 718 for 2022, 2023 and 2024 time-based and performance-based awards (at target) granted to the NEOs, under Voya's 2019 Omnibus Employee Incentive Plan, in each case in respect of prior year performance. Maximum payout (150% of target) for PSUs would result in the following grant date fair values:

NEO	2024 PSUs	2023 PSUs	2022 PSUs

Ms. Lavallee	$4,380,064	$4,065,621	$4,123,855
Mr. Templin	$1,844,226	$2,116,909	$—
Mr. Grubka	$1,258,677	$1,513,584	$—
Mr. Toms	$612,368	$—	$—
Mr. Keshavan	$968,213	$—	$—

Mr. Martin	$4,725,909	$7,049,493	$7,118,880
(3)For a discussion of the valuation methodology for the PSUs, see Footnote 1 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(4)Amounts in this column represent the net changes in actuarial present value under the Retirement Plan and the SERP.
(5)All amounts in this column for 2024 are described in more detail in the table below entitled “—All Other Compensation Table for 2024”.

54	Voya 2025 Proxy Statement

(6)Ms. Lavallee was promoted to President and CEO - Elect on July 7, 2022. Mr. Templin was hired as EVP, Chief Financial Officer on
November 14, 2022 and transitioned to Strategic Advisor to the Company effective January 1, 2025. Mr. Toms was promoted to CEO,
Investment Management on January 9, 2024.
(7)Mr. Martin retired from Voya effective as of February 29, 2024. Mr. Grubka's employment terminated on December 31, 2024.
All Other Compensation
The table below presents the breakdown of the All Other Compensation column:
All Other Compensation Table for 2024

	401(k) Plan Match(1)	DCSP Employer Match(2)	Financial Tax Services(3)	Gross-Ups	Other(4)	Total

Ms. Lavallee	$19,833	$41,400	$16,340	$0	$0	$77,574
Mr. Templin	$20,700	$41,400	$0	$0	$0	$62,100
Mr. Grubka	$6,110	$41,400	$0	$0	$4,566,250	$4,613,760
Mr. Toms	$20,700	$41,400	$12,624	$0	$717,500	$792,224
Mr. Keshavan	$20,700	$41,400	$16,340	$0	$0	$78,440

Former Executive Officer

Mr. Martin	$12,536	$41,400	$19,775	$0	$88,913	$162,625
(1)See the narrative under “—Tax-qualified and Non-qualified Retirement and Other Deferred Compensation Plans” for a description of the material terms of the 401(k) Plan.
(2)See the narrative under “—Tax-qualified and Non-qualified Retirement and Other Deferred Compensation Plans” for a description of the material terms of the DCSP.
(3)Amounts in this column represent the amounts actually paid by the Company, on behalf of each NEO, to the Company-selected financial advisor in 2024.
(4)Amount in this column for Mr. Grubka represents severance paid in 2025 ($4,550,000) and payment for accrued but unused paid time off
($16,250). In accordance with the terms of Voya’s Severance Plan for Senior Managers, Mr. Grubka's termination is a qualifying termination without cause. Amount in this column for Mr. Martin represents (1) the aggregate incremental cost to the Company associated with travel perquisites, including for spousal travel ($7,526), (2) costs related to personal usage of private aircraft ($32,445), calculated based on costs provided by the applicable charter company, (3) costs related to personal use of a company car and driver ($10,834), calculated based on an allocation of the total cost associated with the car and driver between business and personal usage, based on total miles driven, and (4) payment for accrued but unused paid time off ($38,107). Amount in this column for Mr. Toms represents incentive compensation associated with his prior role in Voya Investment Management granted in 2024 for the 2023 performance year, which was mandatorily invested Voya managed funds.

Voya 2025 Proxy Statement	55

Grants of Plan-Based Awards
The table below presents individual grants of awards made to each NEO during 2024 under the 2019 Omnibus Plan and
Annual Cash Incentive Plan.
Grants of Plan-Based Awards Table for 2024

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Number of Other Stock Awards	Estimated Future Payouts Under Option Awards		Grant Date Fair Value of Stock Award(2)

Name	Grant Type	Grant Date	Minimum Threshold	Target	Maximum	Minimum Threshold Number of Shares	Target Number of Shares	Maximum Number of Shares		Number of Securities Underlying Options	Exercise Price of Stock Options

Ms. Lavallee	2019 Omnibus Plan – Long-Term Incentive RSUs	2/21/2024							46,474			$3,206,241
	2019 Omnibus Plan – Long-Term Incentive PSUs	2/21/2024				21,680	57,815	86,722				$3,918,701
	Annual Incentive Plan			$2,137,500	$4,275,000
Mr. Templin	2019 Omnibus Plan – Long-Term Incentive RSUs	2/21/2024							19,568			$1,349,996
	2019 Omnibus Plan – Long-Term Incentive PSUs	2/21/2024				9,128	24,343	36,514				$1,649,969
	Annual Incentive Plan			$1,600,000	$3,200,000
Mr. Grubka	2019 Omnibus Plan – Long-Term Incentive RSUs	2/21/2024							13,355			$921,361
	2019 Omnibus Plan – Long-Term Incentive PSUs	2/21/2024				6,230	16,614	24,921				$1,126,097
	Annual Incentive Plan			$1,950,000	$3,900,000
Mr. Toms	2019 Omnibus Plan – Long-Term Incentive RSUs	2/21/2024							9,706			$669,617
	2019 Omnibus Plan – Long-Term Incentive PSUs	2/21/2024				3,031	8,083	12,124				$547,866
	Annual Incentive Plan			$1,875,000	$3,750,000
Mr. Keshavan	2019 Omnibus Plan – Long-Term Incentive RSUs	2/21/2024							10,273			$708,734
	2019 Omnibus Plan – Long-Term Incentive PSUs	2/21/2024				4,792	12,780	19,170				$866,228
	Annual Incentive Plan			$1,200,000	$2,400,000

Former Executive Officer

Mr. Martin	2019 Omnibus Plan – Long-Term Incentive RSUs	2/21/2024							50,143			$3,459,366
	2019 Omnibus Plan – Long-Term Incentive PSUs	2/21/2024				23,392	62,380	93,570				$4,228,116
	Annual Incentive Plan(3)			$378,074	$756,148
(1)PSUs granted on February 21, 2024 will cliff vest on February 16, 2027. The value at vesting will depend both on Voya’s stock price at the time of vesting and on Voya’s achievement of pre-established performance measures (Adjusted Operating Return on Equity (20%),
Adjusted Operating Earnings Per Share (30%) and Relative Total Shareholder Return (50%)). Maximum payout is 150%.
(2)Amounts in this column represent the grant date fair value calculated in accordance with FASB ASC Topic 718.
(3)Target and Maximum payout amounts are prorated to reflect Mr. Martin's termination on February 29, 2024 per the terms of his agreement.

56	Voya 2025 Proxy Statement

Outstanding Equity Awards at Year End
The table below provides information concerning unexercised options and stock-based awards that have not vested for each
NEO, outstanding as of December 31, 2024.
Outstanding Equity Awards Table at 2024 Year End

	Option Awards						Stock Awards

	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)

Heather Lavallee
2022 RSUs							2,854	(2)
2022 PSUs										10,611	(5)	$730,355
2022 Off-Cycle RSUs							16,792	(9)
2022 Off-Cycle PSUs										100,755	(10)	$6,934,967
2023 RSUs							23,568	(3)
2023 PSUs										43,195	(6)	$2,973,112
2024 RSUs							46,474	(4)
2024 PSUs										57,815	(7)	$3,979,406
Don Templin
2023 RSUs							12,272	(3)
2023 PSUs										22,491	(6)	$1,548,056
2024 RSUs							18,781	(4)
2024 PSUs										24,343	(7)	$1,675,529
Robert Grubka
2022 PSUs										10,611	(5)	$730,355
2022 Off-Cycle PSUs										14,693	(12)	$1,011,319
2023 PSUs										10,720	(6)	$737,858
2024 PSUs										5,538	(7)	$381,181
Matthew Toms
2022 RSUs							2,415	(2)
2022 PSUs										6,010	(5)	$413,668
2023 RSUs							6,000	(3)
2023 PSUs										7,360	(6)	$506,589
2024 RSUs							9,706	(4)
2024 PSUs										8,083	(7)	$556,353
Santhosh Keshavan
2019 Performance Options	35,587	(8)			$50.03	02/21/2029
2022 RSUs							2,141	(2)
2022 PSUs										7,958	(5)	$547,749
2022 Off-Cycle RSUs							1,679	(11)
2022 Off-Cycle PSUs										14,693	(12)	$1,011,319
2023 RSUs							7,363	(3)
2023 PSUs										13,495	(6)	$928,861
2024 RSUs							10,273	(4)
2024 PSUs										12,780	(7)	$879,647
Former Executive Officer
Rodney Martin
2022 RSUs							22,341	(2)
2022 PSUs										86,279	(5)	$5,938,584
2023 RSUs							40,864	(3)
2023 PSUs										74,897	(6)	$5,155,161
2024 RSUs							48,272	(4)
2024 PSUs										62,380	(7)	$4,293,615

Voya 2025 Proxy Statement	57

(1)The market value of the Company's equity awards was determined by multiplying $68.83, the closing price per share of the Company's common stock, as reported by the NYSE, on December 31, 2024, by the number of units.
(2)Represents RSUs of Voya Financial, Inc. One third of such units vested on February 22, 2023, one third of such units vested on February
20, 2024 and the remaining one-third vested on February 18, 2025.
(3)Represents RSUs of Voya Financial, Inc. One third of such units vested on February 20, 2024, one third of such units vested on February
18, 2025 and the remaining one-third is scheduled to vest on February 17, 2026.
(4)Represents RSUs of Voya Financial, Inc. One third of such units vested on February 18, 2025 and the remaining two-thirds of such units are scheduled to vest in equal amounts on February 17, 2026 and February 16, 2027.
(5)Represents PSUs of Voya Financial, Inc. All such units vested on February 18, 2025.
(6)Represents PSUs of Voya Financial, Inc. All such units are scheduled to vest on February 17, 2026.
(7)Represents PSUs of Voya Financial, Inc. All such units are scheduled to vest on February 16, 2027.
(8)Represents performance-vested non-qualified stock options of Voya Financial, Inc. granted on February 21, 2019. One half of the award vested on April 22, 2019 and became exercisable on April 22, 2020. The remaining half of the award vested and became exercisable on
July 31. 2021.
(9)Represents RSUs of Voya Financial, Inc. granted on July 7, 2022. All such units are scheduled to vest on July 1, 2025.
(10)Represents PSUs of Voya Financial, Inc. granted on July 7, 2022. All such units may vest between July 1, 2023 and June 30, 2025 depending on the achievement of performance metrics. The first performance metric was achieved in 2023, and the second performance metric was achieved in 2024. Vesting of units earned between July 1, 2023 and June 30, 2024 will be deferred until June 30,2025.
Vesting of units earned between July 1, 2024 and June 30,2025 will be deferred for one year from the vesting date.
(11)Represents RSUs of Voya Financial, Inc. granted on July 7, 2022. One third vested on July 1, 2023, another third vested on July 1, 2024, and the remaining third will vest on July 1, 2025.
(12)Represents PSUs of Voya Financial, Inc. granted on July 7, 2022. All such units may vest between July 1, 2023 and June 30, 2025 depending on the achievement of performance metrics. The first performance metric was achieved in 2023, and the second performance metric was achieved in 2024. Vesting of units earned is subject to an additional one-year deferral period.

58	Voya 2025 Proxy Statement

Option Exercises and Stock Vested in 2024
The following table provides information regarding all of the RSUs and PSUs held by the NEOs that vested during 2024 and options that were exercised by NEOs during 2024.
Option Exercises and Stock Vested Table for 2024

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Ms. Lavallee			11,761	$824,917	(1)
			3,552	$249,137	(2)
			2,854	$200,180	(3)
			11,783	$826,460	(4)
Mr. Templin			6,135	$430,309	(1)
Mr. Grubka			10,796	$757,231	(1)
			3,260	$228,656	(2)
			2,854	$200,180	(3)
			2,854	$196,441	(3)
			1,679	$119,394	(3)
			839	$57,748	(3)
			2,938	$208,921	(5)
			4,387	$307,704	(4)
			4,387	$301,957	(4)
			4,451	$306,362	(6)
Mr. Toms			5,924	$415,509	(1)
			2,673	$187,484	(2)
			2,415	$169,388	(3)
			2,999	$210,350	(4)
Mr. Keshavan			8,382	$587,913	(1)
			2,532	$177,594	(2)
			2,140	$150,100	(3)
			1,679	$119,394	(4)
			2,938	$208,921	(5)
			3,681	$258,185	(4)

Former Executive Officer

Mr. Martin			90,410	$6,341,357	(1)
			26,483	$1,857,518	(2)
			22,342	$1,567,068	(3)
			18,145	$1,272,690	(4)
(1)Represents vesting of a portion of Voya performance share awards granted under Voya's Long-term Incentive Plans during 2021.
(2)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2021.
(3)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2022.
(4)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2023.
(5)Represents vesting of a portion of Voya performance share awards granted under Voya's Long-term Incentive Plans during 2022.
(6)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2024.

Voya 2025 Proxy Statement	59

Pay Versus Performance
Our CEOs are the principal executive officers (“PEOs”). PEO 1 is Mr. Martin, who was CEO in 2020, 2021, and 2022. PEO 2 is
Ms. Lavallee, who was CEO in 2023 and 2024. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules.
The following table sets forth information concerning the compensation of our PEOs and other NEOs for each of the fiscal years (“FY”) ended December 31, 2020, 2021, 2022, 2023 and 2024 and our financial performance for each such fiscal year:

Fiscal Year	Summary Compensation Table Total for PEO 1(1)	Compensation Actually Paid to PEO 1(2)	Summary Compensation Table Total for PEO 2(1)	Compensation Actually Paid to PEO 2(2)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:(3)		Net Income ($ in Millions)	Company Selected Measure Relative TSR(4)

							Total Shareholder Return	Peer Group Total Shareholder Return(3)

(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2024	$0	$0	$9,720,234	$6,502,060	$5,617,520	$3,614,680	$121.63	$173.90	$—	13%
2023	$0	$0	$8,722,372	$11,013,417	$6,665,517	$8,884,546	$125.97	$133.20	$—	100%
2022	$14,676,883	$13,193,735	$0	$0	$4,828,157	$4,745,267	$104.40	$118.77	$—	53%
2021	$16,030,105	$19,751,360	$0	$0	$5,439,994	$6,280,117	$111.20	$132.75	$—	21%
2020	$13,597,008	$12,993,061	$0	$0	$4,581,542	$4,167,899	$97.55	$98.31	$—	64%
(1)Refer to the Summary Compensation Table as set forth on page 55 of this proxy statement. For each of 2020, 2021, 2022, 2023, and
2024, the NEOs were:

Year	PEO 1	PEO 2	Other NEOs

2024		Heather Lavallee	Donald Templin, Robert Grubka, Matthew Toms, Santhosh Keshavan, Rodney Martin
2023		Heather Lavallee	Donald Templin, Rodney Martin, Christine Hurtsellers, Robert Grubka, Kevin Silva
2022	Rodney Martin		Michael Smith, Donald Templin, Heather Lavallee, Christine Hurtsellers, Charles Nelson
2021	Rodney Martin		Michael Smith, Heather Lavallee, Christine Hurtsellers, Charles Nelson
2020	Rodney Martin		Michael Smith, Christine Hurtsellers, Charles Nelson, Margaret Parent
(2)The dollar amounts reported in columns (c) and (e) represent the amount of “compensation actually paid” (otherwise known as CAP), adjusted as follows in the table below, as determined in accordance with SEC rules. “Compensation actually paid” does not necessarily represent cash, pension contributions, and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. Fair values set forth in the table below are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of the awards that vest in the covered year, which are valued as of the applicable vesting date. Similarly, no adjustment is made for dividends because the amount associated with such dividends are reflected in the fair value of the award for the covered fiscal year.
Reconciliation of SCT Total to CAP Total

Fiscal Year	Executives	SCT Total	Subtract Grant Date Fair Value of Stock Awards Reported in SCT	Subtract Aggregate Change in Actuarial Present Value of Accumulated Benefits Under all Defined Benefit Pension Plans from SCT	Add Defined Benefit and Pension Service Cost	Year End Fair Value of New Awards	Change in Fair Value of Outstanding Unvested Awards From Prior FY End to Applicable FY End	Change in Fair Value of Awards that Vested in Applicable Year from Prior FY End to Vesting Date	Add Fair Value of Vested Awards Granted and Vested in Current Fiscal Year	Subtract Fair Value at Start of Fiscal Year for Awards That Failed to Meet Vesting Conditions	CAP

		(i)	(ii)	(iii)	(iv)	(v)	(vi)	(vii)	(viii)	(ix)	=(i)-(ii)- (iii)+(iv)+(v)+(vi)+ (vii)+(viii)-(ix)

2024	PEO	$9,720,234	$7,124,941	$7,344	$34,565	$6,245,449	$(2,281,436)	$(84,467)	$0	$0	$6,502,060
	Non PEO NEOs	$5,617,520	$3,105,469	$36,498	$31,136	$2,369,643	$(1,030,344)	$(128,714)	$62,786	$165,379	$3,614,680
The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.

60	Voya 2025 Proxy Statement

(3)TSR is determined based on the value of an initial fixed investment of $100 made on December 31, 2019. The TSR peer group consists of the S&P 500 Financials Sector Index, which is used for our Stock Performance presentation included with the Company’s Annual
Report on Form 10-K for the year ended December 31, 2024.
(4)Our Company-Selected Measure, which is the measure that we believe represents the most important financial performance measure not otherwise presented in the table above that we use to link CAP to our NEOs for fiscal 2024 to our Company’s performance is relative
TSR, which is consistent with the peer group metric used for our PSUs under Voya's annual long term incentive program. For illustrative purposes, calculations within this column are based on 1-year measurements (as opposed to the 3-year relative TSR performance period regarding the Company’s PSUs). For purposes of relative TSR, the peer group used in the PSU metric under our annual long term incentive program refer to the Comparison Group as set forth on page 39.
Narrative to Pay Versus Performance Table
For the fiscal year ended December 31, 2024, there are six important performance measures used to link compensation actually paid to our NEOs to company performance. Our NEOs target total compensation is heavily weighted towards short and long-term performance with performance goals aligned with our shareholders’ interests. The majority of target compensation was weighted toward long-term equity performance and time-based awards and the financial performance metrics for long-term equity-based incentive awards were Adjusted Operating Return on Equity (ROE), Adjusted Operating
Earnings Per Share (EPS) and Relative Total Shareholder Return (TSR). The short-term incentive program’s funding metrics are Adjusted Operating Earnings, Adjusted Operating Return on Allocated Capital as well as Strategic Indicators as a non-
financial performance measure with quantitative metrics.

Important Performance Measures
Adjusted Operating Return on Equity
Adjusted Operating Earnings Per Share
Relative Total Shareholder Return
Adjusted Operating Earnings Before Taxes
Adjusted Operating Return on Allocated Capital
Strategic Indicators
The following graph compares the compensation actually paid to our PEO, the average of the compensation actually paid to our remaining NEOs and the TSR performance of our stock price with the TSR performance of the disclosed peer group.

VOYA & Peer TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2019)
$25
$20
$15
$10
$5
$0
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$12.99
$19.75
$13.19
$98.31
$97.55
$4.17
$132.75
$111.20
$6.28
$118.77
$104.40
$4.75
$133.20
$125.97
$8.88
$11.01
$173.90
$121.63
$3.61
$6.50
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
PEO 1 Cap ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
VOYA TSR
S&P 500 Financials TSR (Peer)

Voya 2025 Proxy Statement	61

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with our Company Selected Metric: Relative TSR.

Relative TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
TSR Percentile Rank
25
20
15
10
5
0
120%
100%
80%
60%
40%
20%
0%
$12.99
64%
$4.17
$19.75
21%
$6.28
$13.19
53%
$4.75
100%
$11.01
$8.88
$6.50
13%
$3.61
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
PEO 1 Cap ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
Relative TSR Percentile Rank

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with net income.

Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
25
20
15
10
5
0
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$(500)
$3,131
$19.75
$12.99
$13.19
$11.01
$729
$742
$433
$6.50
$(49)
$8.88
$6.28
$4.17
$4.75
$3.61
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
PEO 1 Cap ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
Net Income ($M)

62	Voya 2025 Proxy Statement

Pension Benefits
As described above under “—Tax-Qualified and Non-Qualified Retirement and Other Deferred Compensation Plans,” the
Company maintains tax-qualified and non-qualified defined benefit (pension) plans that provide retirement benefits for employees whose length of service allows them to vest in and receive these benefits. During 2024, regular full-time and part-
time employees of the Company were covered by the Retirement Plan. Participants in the Retirement Plan whose benefits cannot be paid from the Retirement Plan as a result of Internal Revenue Service (IRS) compensation or benefit limitations and who are designated by the Company are also eligible to participate in the SERP.
Beginning January 1, 2012, all of the Company’s employees transitioned to a new cash balance pension formula under the
Retirement Plan. A similar change to the SERP was also made. The cash balance pension formula credits 4% of eligible compensation to a hypothetical account in the Retirement Plan and the SERP, as applicable, each month. Account balances receive a monthly interest credit based on a 30-year Treasury bond rate published by the IRS in the preceding August of each year (for 2024 that rate was 4.28%). Participants in the Retirement Plan and the SERP prior to January 1, 2012, including Ms.
Lavallee, transitioned to the new cash balance pension formula during the two-year period ending December 31, 2013.
Benefits that accrued during the transition period have been determined based on the prior final average pay pension formula or the new cash balance pension formula, whichever is greater. Pension benefits that accrue after the transition period are solely based on the new cash balance pension formula. The SERP benefit is equal to the difference between (a) the participant’s retirement benefit before taking into account the tax limitations on eligible compensation and other compensation deferrals and (b) the participant’s actual retirement benefit paid from the Retirement Plan. Because they began employment after December 31, 2008, the benefits of all NEOs, except Ms. Lavallee, will be determined based solely on the new cash balance pension formula.
A participant’s retirement benefits under the Retirement Plan and the SERP vest in full upon completion of three years of vesting service, when the participant reaches age 65 or if the participant dies while in active service with the Company.
Participants may begin receiving full retirement benefits at age 65 and may be eligible for reduced benefits if retiring at an earlier age with a minimum of three years of vesting service. As of December 31, 2024, all NEOs, except Mr. Templin, were fully vested in Retirement Plan benefits and eligible for early retirement under the Retirement Plan. Eligible compensation generally includes base salary, annual cash incentive award and commissions, if applicable. Cash balance pension benefits under the Retirement Plan are generally payable as a lump-sum but may be paid as a monthly annuity. Cash balance pension benefits under the SERP are payable as a lump sum only. Benefits that accrued under the Retirement Plan and SERP before the cash balance transition period are generally payable in the form of a monthly annuity, though certain benefits under the
Retirement Plan may be received as a lump-sum or partial lump-sum payment. Benefits under the SERP may be forfeited at the discretion of the Company if the participant engages in unauthorized competition with the Company, is discharged for cause, or performs acts of willful malfeasance or gross negligence in a matter of material importance to the Company.
The following table presents the accumulated benefits under the Company pension plans in which each NEO participates.

Voya 2025 Proxy Statement	63

Present Value of Pension Benefits as of December 31, 2024

Name	Plan Name	Number Years Credit Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)	Change in Pension Value for Summary Compensation Table

Heather Lavallee	Voya Retirement Plan	16	$248,495	$0
	Voya SERP		$511,967	$0
	Total		$760,462		$7,344
Donald Templin	Voya Retirement Plan	2.13	$30,607	$0
	Voya SERP		$52,490	$0
	Total		$83,097		$41,262
Robert Grubka	Voya Retirement Plan	9.87	$109,657	$0
	Voya SERP		$186,164	$0
	Total		$295,821		$35,410
Matthew Toms	Voya Retirement Plan	13	$137,234	$0
	Voya SERP		$274,159	$0
	Total		$411,393		$28,207
Santhosh Keshavan	Voya Retirement Plan	7.27	$74,433	$0
	Voya SERP		$121,619	$0
	Total		$196,052		$29,041

Former Executive Officer

Rodney Martin	Voya Retirement Plan	12.16	$0	$167,273
	Voya SERP		$0	$347,961
	Total		$0		$48,571
The present value of accumulated benefits under the Retirement Plan and the SERP shown in the “—Pension Benefits as of
December 31, 2024” table is calculated using the same actuarial assumptions used by the Company for GAAP financial reporting purposes, and assuming benefits commence as of age 65 under both plans. Those assumptions are:
■The discount rate is 5.88%;
■The post-retirement mortality assumption used for annuity payments and to measure liabilities under ASC 175 is based on the PRI-2012 Retiree, Amounts-Weighted, White Collar Mortality Table (Gender Specific) with generational mortality improvement projected using Scale MP-2021 after commencement at age 65. No mortality is assumed before age 65; and
■The long-term interest crediting rate on cash balance accounts is 3.75%.
Non-Qualified Deferred Compensation Savings Plans (DCSP)
The Company maintains the DCSP, a non-qualified deferred compensation plan that allows employees to contribute to deferred compensation accounts amounts above the 401(k) Plan annual limit and provides certain Company matching contributions on the deferred amounts.
Eligible employees who meet certain compensation thresholds may elect to participate in the DCSP. Participating employees may elect to defer up to 50% of their salary, up to 50% of their sales-based commission compensation, or up to 100% of their short-term variable compensation (excluding sales-based commissions). In addition, participants may also elect to defer compensation they would have contributed to their 401(k) Plan accounts were it not for the compensation and contribution limits under the Code (a “spillover deferral” election).
The Company provides a 100% matching contribution on spillover deferral amounts to enable Company matched contributions on deferrals that are in excess of the Code’s 401(k) contribution limits. Compensation eligible for spillover deferral and matching benefits is limited to three times the Code compensation limit, which was $345,000 for 2024. The aggregate
Company match under the 401(k) Plan and DCSP for 2024 was limited to $62,100 (6% of $1,035,000, the maximum eligible compensation for 2024).

64	Voya 2025 Proxy Statement

The table below presents, for each NEO, 2024 information with respect to the DCSP.
Non-Qualified Deferred Compensation Plans Table for 2024

Name	Executive Contributions in 2024(1)	Registrant Contributions in 2024(2)	Aggregate Earnings in 2024(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 2024 Year End

Heather Lavallee	$144,915	$41,400	$296,678	$—	$3,505,235
Donald Templin	$103,070	$41,400	$34,875	$—	$464,783
Robert Grubka	$166,465	$41,400	$262,330	$—	$2,152,681
Matthew Toms(4)	$110,530	$758,900	$375,198	$1,247,650	$3,765,492
Santhosh Keshavan	$78,278	$41,400	$83,571	$—	$699,243

Former Executive Officer

Rodney Martin(5)	$1,777,658	$41,400	$1,313,695	$617,946	$14,748,464
(1)Amounts reported in this column that are reported in the “Summary Compensation Table” are:  Ms. Lavallee - $144,915 base salary; Mr.
Templin  $103,070 base salary; Mr. Grubka - $166,465  base salary; Mr. Toms - $110,530 base salary; Mr. Keshavan - $78,278 base salary;  and Mr. Martin - $1,777,658 annual incentive.
(2)Amounts in this column are also included in the "All Other Compensation" column of the "Summary Compensation Table." The amount reported for Mr. Toms includes incentive compensation associated with his prior role in Voya Investment Management (Fund Investment
Award) in the amount of $717,500 granted in 2024 for the 2023 performance year, which was mandatorily invested Voya managed funds.
(3)Amounts in this column reflect the interest and other earnings accrued on notional investments, which investments are elected by the participant. The participant has the ability to change his or her investment election only during open periods. The amount reported for Mr.
Toms includes earnings from his Fund Investment Awards.
(4)In 2024, Mr. Toms received incentive compensation associated with his prior role in Voya Investment Management. The amount under
Registrant Contributions includes a 2024 Fund Investment Award of $717,500. The amount under Aggregate Earnings includes
$141,082.90 from previous Fund Investment Awards. The amount under Aggregate Withdrawals/Distributions includes $1,247,650.31 of distributions from previous Fund Investment Awards. The amount under Aggregate Balance includes ending balances from Fund
Investment Awards on December 31, 2024.
(5)Mr. Martin had distributions upon retirement from the Company.
Employment Agreements
Employment Agreement of Mr. Martin
The Company had an employment agreement with Mr. Martin, serving as Chief Executive Officer and Chairman of the Board of Directors and later as Executive Chairman of the Board, throughout its history as a public company. We have amended the original agreement several times, most recently in July 2022 (as so amended, the “Agreement”). The term of Mr. Martin’s employment under the Agreement expired on February 29, 2024.
Under the terms of this Agreement, in 2024, Mr. Martin, as Executive Chairman of the Board, received an annualized base salary of $1.025 million and remained eligible for certain incentive payments. Mr. Martin continued to be eligible to participate in the Company’s annual cash incentive compensation program (ACIP). Mr. Martin’s target incentive opportunity under the
ACIP was equal to 225% of base salary, with any actual award (higher or lower)  determined by the Compensation, Benefits and Talent Management Committee based on the Company’s actual performance, subject to the terms and conditions of the
ACIP. His actual award for the 2024 performance year was prorated for the term of his 2024 employment.
The Agreement did not provide for long-term equity-based incentive compensation for the 2024 performance year. Mr. Martin had been entitled to participate in each of the Company’s employee benefit and welfare plans, including plans providing retirement benefits and medical, dental, hospitalization, life or disability insurance, on a basis that is at least as favorable as that provided to other senior executives of the Company generally.
The Agreement contains various provisions governing termination under various scenarios which are no longer applicable due to Mr. Martin’s retirement.

Voya 2025 Proxy Statement	65

Employment Letter of Ms. Lavallee
On December 21, 2022, we agreed to changes to Ms. Lavallee’s compensation arrangements effective January 1, 2023. The changes include an increase in Ms. Lavallee's annual rate of base salary to $950,000 from $835,000; a target cash incentive opportunity under the Company’s Annual Cash Incentive Plan of 225% of Ms. Lavallee’s year-end base salary; and an increase in her target long-term incentive opportunity from 575% to 750% of her year-end base salary. Ms. Lavallee was first eligible for both incentive opportunities at these higher targets in the annual awards granted in the first quarter of 2024.
Potential Payments upon Termination or Change in Control
The Voya Financial, Inc. Severance Plan for Senior Managers (Severance Plan) provides severance benefits for designated senior managers (Plan Participants) of the Company and its subsidiaries in the event of specified “Qualified Terminations,”
generally involving terminations not for Cause (as such term is defined in the Severance Plan), or, following certain change in control events, voluntary terminations for Good Reason (as such term is defined in the Severance Plan).
Under the Severance Plan, in the event of a Qualified Termination, NEOs would be entitled to specified severance benefits, including (i) a lump sum cash payment equal to the NEO’s eligible base salary and target annual cash incentive, multiplied by
1.75 for NEOs other than Ms. Lavallee (increased to 2.00 in the event of a termination within two years of a change in control)
or by 2.00 in all cases for Ms. Lavallee; (ii) 12 months of continued participation in the Company’s health care plan on the terms and conditions available to active employees, which period of participation shall be considered part of the period of continued coverage required to be offered by the Company under the Consolidated Omnibus Budget Reconciliation Act of
1985; and (iii) a pro-rated annual cash incentive with respect to the period of employment prior to the Qualified Termination
(which shall be paid based on actual performance for NEOs).
In consideration for receipt of severance benefits, Plan Participants are required to execute a release of claims in favor of the
Company, as well as abide by a set of restrictive covenants, which include (i) non-competition with the Company for a period ranging from six months to one year (one year for NEOs); (ii) non-solicitation of the Company’s employees and agents for a period of one year; (iii) non-solicitation of the Company’s customers and prospective customers for a period of one year; and
(iv) certain confidentiality and cooperation provisions, in all cases subject to carveouts under applicable laws.
If the Company determines that the payment of benefits under this Plan would subject the eligible senior management employee to excise taxes under Code section 4999 (or similar provisions) or any associated interest or penalties (the “excise taxes”), the Company may reduce the benefits due under this Plan to an amount that avoids the imposition of excise taxes to the extent that such reduction would result in a greater after-tax (including excise taxes) amount remaining to the employee than if the full benefits under this Plan had been paid. Any such reduction will be implemented in accordance with the terms of the Plan. The provisions of the Severance Plan do not apply to certain employees of the Company or its subsidiaries who have entered into a written employment agreement with the Company providing for specific severance benefits.
The treatment of equity awards for NEOs upon termination or change in control is set forth in the Voya 2019 Omnibus
Employee Incentive Plan and in the Voya 2024 Omnibus Incentive Plan.

66	Voya 2025 Proxy Statement

Potential Payments upon Termination or Change in Control Table(1)
The following table sets forth, for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with a termination of employment under the circumstances enumerated below on December 31, 2024.

Name	Termination Trigger	Severance(2)	Annual Incentive(3)	Health & Welfare Continuation	Equity Vesting(4)	Other Benefits(5)	Total

Heather Lavallee	Involuntary Termination without Cause (Prior to Change in Control)	$6,175,000	$1,560,375	$17,190	$13,849,944	$35,000	$21,637,509
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$6,175,000	$1,560,375	$17,190	$20,630,387	$35,000	$28,417,952
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death and Disability	$—	$1,560,375	$—	$20,630,387	$—	$22,190,762
Don Templin	Involuntary Termination without Cause (Prior to Change in Control)	$4,200,000	$1,168,000	$—	$5,360,962	$35,000	$10,763,962
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$4,800,000	$1,168,000	$—	$5,360,962	$35,000	$11,363,962
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$1,168,000	$—	$5,360,962	$—	$6,528,962
	Death and Disability	$—	$1,168,000	$—	$5,360,962	$—	$6,528,962
Robert Grubka(6)	Involuntary Termination without Cause (Prior to Change in Control)	$4,550,000	$—	$17,190	$3,562,543	$51,250	$8,180,983
Matthew Toms(7)	Involuntary Termination without Cause (Prior to Change in Control)	$4,375,000	$1,505,625	$17,190	$1,441,080	$1,330,883	$8,669,778
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$5,000,000	$1,505,625	$17,190	$2,632,871	$1,995,787	$11,151,474
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death and Disability	$—	$1,505,625	$—	$2,632,871	$1,960,787	$6,099,284
Santhosh Keshavan	Involuntary Termination without Cause (Prior to Change in Control)	$3,150,000	$876,000	$17,190	$3,045,125	$35,000	$7,123,315
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$3,600,000	$876,000	$17,190	$4,723,888	$35,000	$9,252,078
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death and Disability	$—	$876,000	$—	$4,723,888	$—	$5,599,888

Former Executive Officer

Rodney Martin(8)	Retirement	$—	$275,994	$17,196	$21,753,833	$38,107	$22,085,130
(1)All amounts assume that the triggering event took place on December 31, 2024 (except for Mr. Martin whose employment terminated on
February 29, 2024) and the price per share of Voya common stock was $68.83. There are no change in control provisions that would affect the level of benefits payable from the pension plans.
(2)Under the terms of the Voya Financial, Inc. Severance Plan for Senior Managers and subject to each executive’s execution of a release, the Company would make lump sum cash severance payments to all other NEOs.
(3)Annual Incentive amount equals target award multiplied by a performance factor of 73% for 2024.

Voya 2025 Proxy Statement	67

(4)As of December 31, 2024, Mr. Martin and Mr. Templin were retirement eligible under Voya's Long-Term Incentive Plan. For Mr. Templin, upon termination of employment, previously granted equity would continue to vest in accordance with the terms and conditions of individual equity award agreements.
(5)All NEOs would be eligible, under the applicable scenarios, for the Company’s executive outplacement program which provides a benefit for up to 12 months post-termination at a fixed cost to the Company of approximately $35,000 per executive.
(6)Mr. Grubka's employment terminated on December 31, 2024. Amounts shown under the Severance and Annual Incentive columns reflect actual payments received by Mr. Grubka pursuant to the terms of the Severance Plan. The amount shown in the Other Benefits column includes outplacement benefit of $35,000 and payment for accrued but unused paid time off of $16,250.
(7)Amounts shown under the Other Benefits column for Mr. Toms also reflects payment due to him for previous Fund Investment awards upon termination.
(8)Mr. Martin retired on February 29, 2024. The amount shown in the Other Benefits column equals payment for accrued but unused paid time off.
CEO PAY RATIO – 117:1

Median EE Selection	Salary Paid in 2024	Annual Incentive	Stock Awards	Non-Equity Incentive Plan Comp	Change in Pension & NQDC Earnings	All Other Comp	Total	Pay Ratio

	$81,305	n/a	n/a	n/a	$1,853	$—	$83,158	117
CEO*	$950,000	$1,560,375	$7,124,941	n/a	$7,344	$77,574	$9,720,234	—
Pursuant to the Dodd-Frank Act, we are required to annually disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. The annual total compensation for fiscal year
2024 for our CEO was $9,720,234 and for the median employee was $83,158. The resulting ratio of our CEO’s pay to the pay of our median employee for fiscal year 2024 was 117 to 1.
To identify the median of the annual total compensation of our employees (excluding our CEO), we utilized target total direct compensation, which includes base salary, target annual cash incentive, and target long-term incentive, as the consistently applied compensation measure. We included all of our full-time and part-time employees as well as seasonal and temporary employees whose compensation was determined by us, in each case employed with us as of December 31, 2024. Our employee count includes our employees at Voya India who were excluded in last year's ratio in accordance with SEC guidance relating to recently acquired companies.  Compensation for employees with partial year of service was not annualized and no assumptions, adjustments or estimates were applied.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

68	Voya 2025 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION
Overview
In order to attract and retain highly qualified directors to represent shareholders, our philosophy is to set compensation to be within a competitive range of non-employee director pay at comparable companies. Annually, the Nominating, Governance and
Social Responsibility Committee reviews peer group data to understand market practices for director compensation with the assistance of the board’s independent third-party compensation consultant.
Our non-employee director compensation is compared to that of companies in the Comparison Group described on page 39 of this proxy statement. The Nominating, Governance and Social Responsibility Committee uses the approximate median of the
Comparison Group’s director compensation as a reference point for setting director compensation. The most recent competitive pay study was completed in July 2024.

Annual Cash Retainer
The annual cash retainer for each non-employee director is $105,000. The additional cash retainer for membership of all committees (except committee chairs) is $10,000.
The additional cash retainer for the Chair of the Audit Committee is $30,000, the
additional cash retainer for the Chair of the Compensation, Benefits and Talent
Management Committee, the Nominating, Governance and Social Responsibility
Committee, the Risk Committee and the Technology Committee, respectively, is
$20,000. The Non-Executive Chairperson receives an additional cash retainer of
$150,000.

Equity Compensation
Each non-employee director receives an annual equity grant of time-vested RSUs equal in value to $170,000 and subject to the stock ownership guidelines described below. Stock grants are made on the date of the annual meeting of shareholders at which a director is elected or re-elected to serve on the Board and will vest on the date of the next annual meeting.

Director Compensation Deferral
In 2015, we adopted a deferred cash fee plan pursuant to which non-employee directors may elect to defer all or a portion of their cash director fees either into a cash account or into an account in the form of our common stock and receive amounts deferred upon the earlier of the in-service distribution date designated by the director and the date on which the director first ceases to be a director of the
Company. Directors may elect to receive their distributions either in a single lump sum or in quarterly or annual installments over a period of five or 10 years.

Stock Ownership Guidelines
Our non-employee directors are required to own Company stock in an amount that is five times the annual board cash fees no later than the fifth anniversary from the director’s initial election or appointment to the Board. For purposes of satisfying this ownership requirement, “Company stock” shall be deemed to include only (i) shares of Company common stock beneficially owned by the director and (ii) restricted stock units (vested and unvested) in respect of Company common stock awarded to the director. As of our latest measurement date (March 26, 2025), all of our non-
employee directors (except Ms. Butler and, Messrs. Bowman, Ersek, Leary and
Mullaney, who each joined the Board on or after 2021) met the required ownership guideline level.

Voya 2025 Proxy Statement	69

Director Summary Compensation Table
The chart below indicates the elements and total value of cash compensation and of RSUs granted to each non-employee director for services performed in 2024. Pursuant to SEC rules, this table includes equity awards granted during 2024, and excludes equity awards granted in 2025 in respect of 2024 service. Cash amounts, however, reflect amounts paid in respect of
2024 service, even if paid during 2025.

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total

Lynne Biggar	$145,000	$150,015	$23,450	$318,465
Stephen Bowman	$135,000	$150,015	$0	$285,015
Yvette Butler	$138,031	$150,015	$0	$288,046
Jane Chwick	$146,031	$150,015	$6,000	$302,046
Kathleen DeRose	$155,000	$150,015	$16,404	$321,419
Hikmet Ersek	$138,031	$150,015	$0	$288,046
Ruth Ann Gillis	$221,666	$150,015	$25,000	$396,681
Robert Leary	$131,347	$212,468	$25,000	$368,815
Aylwin Lewis	$146,667	$150,015	$0	$296,682
William Mullaney	$67,500	$137,432	$15,750	$220,682
Joseph Tripodi	$146,031	$150,015	$20,000	$316,046
Dave Zwiener	$195,177	$0	$25,000	$220,177
(1)Certain directors elected to defer the cash portion of their Director Fees for 2024 under the Director Compensation Deferral Plan adopted in 2015, which is described above.
(2)Amounts in this column represent the grant date fair value calculated in accordance with FASB ASC Topic 718.
(3)Amounts in this column represent matching charitable contributions (maximum of $25,000 per year) made by the Company on behalf of each Director.
Director Equity Awards
The following table sets forth outstanding equity awards held by each non-employee Director as of December 31, 2024.

Director	# of RSUs Outstanding

Lynne Biggar	5,862
Stephen Bowman	4,220
Yvette Butler	3,486
Jane Chwick	20,903
Kathleen DeRose	12,173
Hikmet Ersek	2,055
Ruth Ann Gillis	24,986
Robert Leary	2,055
Aylwin Lewis	8,441
William Mullaney	1,965
Joseph Tripodi	16,160
Dave Zwiener*	0
*Mr. Zwiener retired from the Board on May 23, 2024.

70	Voya 2025 Proxy Statement

Part III: Audit-Related Matters
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the
Company’s independent registered public accounting firm, which is retained to audit the Company’s financial statements.
■The Audit Committee determines and approves the audit fees paid to Ernst & Young LLP. Further, our Audit
Committee approves in advance all services rendered by Ernst & Young LLP to us and our consolidated subsidiaries, either on an individual basis or pursuant to our pre-approval policy. These services include audit, audit-related services (including attestation reports, accounting and technical assistance and risk and control services) and tax services.
■In order to assure continuing auditor independence, the Audit Committee periodically evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm before determining whether to renew its engagement. Further, in connection with the rotation of our independent registered public accounting firm’s lead engagement partner, as mandated by the rules of the SEC and the U.S. Public Company
Accounting Oversight Board (PCAOB), our Audit Committee is directly involved in the selection of Ernst & Young
LLP’s lead engagement partner.
In particular, our Audit Committee considered the following factors in evaluating Ernst & Young LLP and its lead engagement partner:
■Knowledge, technical skills of the firm, the lead engagement partner and the audit team, including local engagement teams;
■Communication with management and the Audit Committee regarding: (a) the audit plan and the engagement team,
(b) potential and emerging issues and risks, (c) consultations with the national practice office, if any, (d) internal control matters, (e) required communications and (f) rotation plan for the lead engagement partner;
■Responsiveness/services related to the Company’s business requirements such as quality and timeliness, responsiveness to changes in business and/or risks, assignment of appropriate resources to meet transaction timeliness and competitiveness of fees/value for services rendered; and
■Demonstration of independence, objectivity and professional skepticism by maintaining respectful but questioning approach, demonstrating independence in fact and in appearance, dealing with issues in a forthright manner and communicating potential independence issues with the Company and the Audit Committee, if any.
The Audit Committee also reviews and approves our policy on external auditor independence. This policy sets forth appointment, independence and responsibilities of the external auditor, as well as permitted services and the procedure for pre-approval of services.
Based on the foregoing, the members of our Audit Committee and our Board believe that the continued retention of Ernst &
Young LLP as our independent registered public accounting firm is in the best interests of the Company and its shareholders.
As a result, our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for
2025. We are asking shareholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, although such ratification is not a legal requirement of, or condition to, such appointment. If our shareholders do not ratify the appointment, our Audit Committee will reconsider its retention of Ernst & Young LLP, but will not necessarily revoke their appointment as the Company’s independent registered public accounting firm. Similarly, even if ratified by our shareholders, our Audit Committee may determine to appoint a different firm at any time during the year if it determines that such a change would be in the interests of our Company and its shareholders.
A representative of Ernst & Young LLP is expected to participate in our Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.
Accordingly, the following resolution will be presented at our Annual Meeting:
RESOLVED, that the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the purposes of the audit of the Company’s financial statements for the year ending December 31, 2025, is hereby
APPROVED.
Board Recommendation: Our Board unanimously recommends that the shareholders vote FOR the ratification of
Ernst & Young LLP as the Company’s independent registered public accounting firm.

Voya 2025 Proxy Statement	71

MEMBERSHIP OF OUR AUDIT COMMITTEE
The Audit Committee of our Board currently consists of Aylwin B. Lewis, who serves as chairperson, Lynne Biggar, S. Biff
Bowman, Kathleen DeRose, and William J. Mullaney, each of whom is an independent director. Our Board has determined that each member of our Audit Committee is financially literate, as such term is defined under the rules of the NYSE, and that
Mr. Bowman and Mr. Lewis each qualify as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of
Regulation S-K of the SEC.
REPORT OF OUR AUDIT COMMITTEE
Responsibility for the preparation, presentation and integrity of the Company’s financial statements, for its accounting policies and procedures, and for the establishment and effectiveness of internal controls and procedures lies with the Company’s management. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual financial statements and of its internal control over financial reporting in accordance with the standards of the PCAOB, and for expressing an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters it deems appropriate.
In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with each of management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by applicable requirements of the PCAOB.
The Audit Committee has received the written disclosures from the independent registered public accounting firm in accordance with the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm such firm’s independence. The Audit
Committee approves in advance all audit and any non-audit services rendered by Ernst & Young LLP to us and our consolidated subsidiaries.
Based on the reports and discussions discussed above, the Audit Committee recommended to the Board that the audited financial statements of the Company for the year ended December 31, 2024 be included in the Company’s Annual Report on
Form 10-K for the year ended December 31, 2024.
Additional information about the Audit Committee and its responsibilities may be found beginning on page 23 of this proxy statement and the Audit Committee Charter is available on the Company’s website in the Investor Relations section.
Audit Committee:
Aylwin B. Lewis, Chairperson
Lynne Biggar
S. Biff Bowman
Kathleen DeRose
William J. Mullaney

72	Voya 2025 Proxy Statement

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table provides information about fees payable by us to Ernst & Young LLP for each of 2024 and 2023.

	2024 fees (in millions)	2023 fees (in millions)

Audit fees(1)	$13.8	$13.7
Audit-related fees(2)	$1.5	$1.6
Tax fees(3)	$1.6	$1.7
All other fees	$0.0	$0.0
(1)Includes fees for the audits of the Company’s annual consolidated financial statements, audits of subsidiaries and audits of certain managed investment funds consolidated by the Company.
(2)Includes the audit of service organization control reports and accounting consultations.
(3)Includes tax compliance services provided to the Company and to consolidated investment funds, and routine tax advisory services.
Excluded from the amounts reported in the table above, Ernst & Young LLP also provides audit, audit-related and tax services directly to certain of our affiliated investment companies, unit trusts and partnerships that are not consolidated by the
Company. Fees paid to Ernst & Young LLP by these funds for such services were $5.3 and $6.7 for fiscal years ended
December 31, 2024 and 2023, respectively. These amounts exclude the fees paid to Ernst & Young LLP for audit, audit-related and tax services by our registered investment companies (i.e., mutual funds).
All services performed for the Company by Ernst & Young LLP were approved by the Audit Committee. The charter of our Audit
Committee provides that the Audit Committee pre-approves all audit and any non-audit services rendered to us by our independent registered public accounting firm. The Audit Committee has adopted a pre-approval policy pursuant to which certain categories of engagements have been pre-approved without specific prior identification to the Audit Committee.

Voya 2025 Proxy Statement	73

Part IV: Certain Relationships and Related-
Party Transactions
RELATED-PARTY TRANSACTION APPROVAL POLICY
Our Board has adopted a written related-party transaction approval policy pursuant to which the Nominating, Governance and
Social Responsibility Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to the following transactions:
■A transaction in which we or one or more of our subsidiaries is a participant and which involves an amount exceeding
$120,000 and in which any of our directors, executive officers, or 5% shareholders or any other “related person” as defined in Item 404 of Regulation S-K (Item 404), has or will have a direct or indirect material interest; and
■Any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.
The policy provides that an investment by a director or executive officer in a fund or other investment vehicle sponsored or managed by the Company or by one or more of its subsidiaries shall not be deemed to be a related-party transaction if:
■Such investment is made pursuant to the Company’s 401(k) plan, Deferred Compensation Savings Plan or any other similar type of Company-sponsored employee or director plan; or
■Such investment is made on terms and conditions that are (i) in all material respects not more favorable to such director or executive officer than are available to investors that are not employed by or affiliated with the Company or any of its subsidiaries or (ii) subject to certain exceptions, consistent in all material respects with those offered to one or more classes of employees of the Company or any of its subsidiaries who are not executive officers of the
Company.
Certain of our directors and executive officers may from time to time invest their personal funds in funds or other investment vehicles that we or one or more of our subsidiaries manage or sponsor. These investments are made on substantially similar terms and conditions as other similarly situated investors in these funds or investment vehicles who are not employed or affiliated with the Company or any of its subsidiaries. In addition, from time to time our directors and executive officers may engage in transactions in the ordinary course of business involving other services and products we offer, such as insurance and retirement services, on terms similar to those extended to customers that are not employed or affiliated with the Company or any of its subsidiaries.
This policy sets forth factors to be considered by the Nominating, Governance and Social Responsibility Committee in
determining whether to approve any such transaction, including the nature of our and our subsidiaries’ involvement in the transaction, whether we or our subsidiaries have demonstrable business reasons to enter into the transaction, whether the transaction would impair the independence of a director and whether the proposed transaction involves any potential reputational or other risk issues.
To simplify the administration of the approval process under this policy, the Nominating, Governance and Social Responsibility
Committee may, where appropriate, establish guidelines for certain types of related party transactions or designate certain types of such transactions that will be deemed pre-approved. This policy also provides that the following transactions are deemed pre-approved:
■Decisions on compensation or benefits or the hiring or retention of our or any of our subsidiaries’ directors or executive officers, if approved by the applicable board committee;
■The indemnification and advancement of expenses pursuant to our amended and restated certificate of incorporation, by-laws or an indemnification agreement; and
■Transactions where the related person’s interest or benefit arises solely from such person’s ownership of our securities and holders of such securities receive the same benefit on a pro rata basis.
A member of the Nominating, Governance and Social Responsibility Committee who has an interest in a related-party transaction being considered by the Nominating, Governance and Social Responsibility Committee will not participate in the consideration of that transaction unless requested by the chairperson of the Nominating, Governance and Social
Responsibility Committee.

74	Voya 2025 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file with the SEC initial reports of stock ownership and reports of changes in ownership of common stock and other equity securities of the Company. All
Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting
Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to fiscal year 2024, except that, due to administrative oversight, two Form 4s were filed
10 days late on December 10, 2024 for Ms. Tressy and Mr. Francis G O'Neill, a former Section 16 officer. In addition, also due to administrative oversight, one Form 4 was filed 69 days late on February 12, 2025  for Mr. Templin.

Voya 2025 Proxy Statement	75

BENEFICIAL OWNERSHIP OF CERTAIN HOLDERS
The following table presents information as of March 26, 2025 regarding the beneficial ownership of our common stock by:
■All persons known by us to own beneficially more than 5% of our common stock;
■Each of our named executive officers, current directors and new director nominee as of such date; and
■All current executive officers, current directors and new director nominee as a group.
Unless otherwise indicated, the address of each beneficial owner presented in the table below is c/o Voya Financial, Inc., 200
Park Avenue, New York, New York 10166.

		Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owners	Number of Shares(6)	Options Exercisable within 60 days	Percentage of Class	Additional Underlying Stock Units(7)	Total Common Stock and Stock Units

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	11,640,253	—	11.83%
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	10,772,001	—	10.3%
The Bank of New York Mellon Corporation(4) 240 Greenwich Street New York, NY 10286	6,472,277	—	6.70%
Franklin Mutual Advisers, LLC(5) 101 John F. Kennedy Parkway Short Hills, NJ 07078	5,779,604	—	5.5%
Wellington Management Group LLP(3) 280 Congress Street Boston, MA 02210	5,231,860	—	5.40%
Named executive officers and current directors (16 persons)
Heather Lavallee	49,941	—	*	328,715	378,656
Donald Templin	3,468	—	*	78,674	82,142
Robert Grubka	42,880	—		83,389	126,269
Matthew Toms	18,426	—		59,976	78,402
Santhosh Keshavan	26,666	35587		105,551	132,217
Lynne Biggar	16,198	—	*	6,637	22,835
Stephen Bowman	527	—	*	4,220	4,747
Yvette S. Butler	—	—	*	1,431	1,431
Jane P. Chwick	7,539	—	*	18,848	26,387
Kathleen DeRose	—	—	*	12,173	12,173
Hikmet Ersek	2,692	—	*	2,055	4,747
Ruth Ann M. Gillis	7,162	—	*	30,438	37,600
Robert G. Leary	868	—	*	2055	2,923
Aylwin B. Lewis	486	—	*	8,441	8,927
William J. Mullaney	0	—		1,965	1,965
Joseph V. Tripodi	13,186	—	*	14,105	27,291
All current executive officers and directors (14 persons)	190,039	35,587	*	758,673	948,712
*Less than 1%

76	Voya 2025 Proxy Statement

(1)Based on information as of December 31, 2023, contained in a Schedule 13G/A filed with the SEC on January 31, 2024, by BlackRock,
Inc. The Schedule 13G/A indicates that BlackRock, Inc. has sole voting power with respect to 10,329,143 of these shares and sole dispositive power with respect to all 10,772,001 shares.
(2)Based on information as of September 30, 2024, contained in a Schedule 13G/A filed with the SEC on November 11, 2024, by The
Vanguard Group. The Schedule 13G/A indicates that The Vanguard Group has sole voting power with respect to none of these shares, shared voting power with respect to 46,515 of these shares, sole dispositive power with respect to 11,454,027 of these shares and shared dispositive power with respect to 186,226 of these shares.
(3)Based on information as of December 31, 2024, contained in a Schedule 13G/A filed with the SEC on February 10, 2025, by Wellington
Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP. The Schedule 13G/A
indicates that Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP
have sole voting power with respect to none of these shares, shared voting power with respect to 4,571,164 of these shares, sole dispositive power with respect to none of these shares and shared dispositive power with respect to all 5,231,860 shares.
(4)Based on information as of December 31, 2024, contained in a Schedule 13G/A filed with the SEC on January 23, 2025, by The Bank of
New York Mellon Corporation. The Schedule 13G/A indicates that The Bank of New York Mellon Corporation has sole voting power with respect to 6,323,854 of these shares, shared voting power with respect to 23,699 of these shares, sole dispositive power with respect to
4,094,799 of these shares and shared dispositive power with respect to 2,377,478 of these shares. The Schedule 13G/A indicates that
BNY Mellon IHC, LLC and MBC Investments Corp has sole voting power with respect to 4,944,358 of these shares, shared voting power with respect to none of these shares, sole dispositive power with respect to 2,711,343 of these shares and shared dispositive power with respect to 2,311,985 of these shares.
(5)Based on information as of December 31, 2023, contained in a Schedule 13G/A filed with the SEC on January 23, 2024, by Franklin
Mutual Advisers, LLC. The Schedule 13G/A indicates that Franklin Mutual Advisers, LLC has sole voting power and sole dispositive power with respect to all 5,779,604 shares.
(6)Amounts include, for directors, vested RSUs awarded as compensation. See “Part II: Compensation Matters-Non-Employee Director
Compensation-Director Equity Awards.”
(7)Amounts include, for directors and executive officers, unvested RSUs and deferred stock units issued pursuant to deferred compensation plan arrangements. For executive officers, amounts also include unvested PSUs. The ultimate number of common stock shares earned at vesting of PSUs is formulaically determined, with potential payout value ranging from 0% to 150% depending on the achievement of certain performance factors.

Voya 2025 Proxy Statement	77

Part V: Other Information
Frequently Asked Questions About our Annual Meeting
When and where is our Annual Meeting?
We will hold our Annual Meeting on Thursday, May 22, 2025, at 11:00 a.m., Eastern Daylight Time. The Annual Meeting will be conducted entirely over an internet website, at the following address: www.virtualshareholdermeeting.com/VOYA2025, thus facilitating maximum participation by our shareholders.
Who can participate in our Annual Meeting?
You are entitled to participate in our Annual Meeting if you were a shareholder of record of Voya as of the close of business on
March 26, 2025, which we refer to in this proxy statement as the “Record Date”, or if you hold a valid proxy for the Annual
Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you must request a legal proxy from your broker or nominee to participate and vote at the Annual Meeting.
How do I attend the Annual Meeting virtually?
You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting
www.virtualshareholdermeeting.com/VOYA2025 and using your 16-digit control number to enter the meeting.
What if I have trouble participating in the Annual Meeting?
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices
(desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 10:45 a.m.,
Eastern Daylight Time. If you encounter any difficulties accessing the virtual meeting during the check-in time or during the
Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/
VOYA2025.
How can I submit questions?
If you wish to submit a question, you may do so in a few ways. If you want to ask a question before the meeting, you may do so at www.proxyvote.com. You may also access copies of our proxy materials at www.proxyvote.com. If you want to submit your question during the Annual Meeting, you may submit your question by logging into the virtual meeting platform at
www.virtualshareholdermeeting.com/VOYA2025 and type your question into the “Ask a Question” field. Alternatively, a telephone number will be included on the virtual meeting platform and you may ask a question by calling that number.
What are the rules of conduct Q&As?
We have published rules of conduct Q&As for the Annual Meeting on www.virtualshareholdermeeting.com/VOYA2025. You will find in the rules of conduct:
1.What types of questions will be allowed and answered;
2.The number of questions allowed per shareholder;
3.Time guidelines for questions; and
4.What happens if we run out of time and there are unanswered questions.
Will you archive the meeting for future viewing?
Yes, we will archive the meeting on our investor relations website at investors.voya.com for future viewing.
Why did I receive this proxy statement?
The Board is soliciting proxies to be voted at the Annual Meeting. Under the NYSE rules, the stock exchange on which our common stock is listed, we are required to solicit proxies from our shareholders in connection with any meeting of our shareholders, including the Annual Meeting. Under the rules of the SEC, when our Board asks you for your proxy, it must provide you with a proxy statement and certain other materials (including an annual report to shareholders), containing certain required information. These materials will be first made available, sent or given to shareholders on or about April 10, 2025.

78	Voya 2025 Proxy Statement

What is included in our proxy materials?
Our proxy materials include:
■This proxy statement;
■A notice of our 2025 Annual Meeting of Shareholders (which is attached to this proxy statement); and
■Our Annual Report to Shareholders for 2024.
If you request to receive printed versions of these materials by mail (rather than through electronic delivery), these materials will also include a proxy card or voting instruction form. If you received or accessed these materials through the Internet, your proxy card or voting instruction form are available to be filled out and executed electronically.
Why didn’t I receive a paper copy of these materials?
SEC rules allow companies to deliver a notice of Internet availability of proxy materials to shareholders and provide Internet access to those proxy materials, in lieu of providing paper materials. Shareholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the notice of Internet availability of proxy materials.
What is “householding?”
We may satisfy SEC rules regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice of
Internet Availability of Proxy Materials by delivering a single copy of these documents to an address shared by two or more shareholders.
If you share the same address as multiple shareholders and would like the Company to send only one copy of future proxy materials, please contact Computershare Trust Company, N.A. (Computershare) at P.O. Box 43006, Providence, Rhode Island
02940-3006. You can also contact Computershare, via written notice directed to the address above or via oral request by contacting 1-877-373-6374 to receive individual copies of our proxy statement or the Notice of Internet Availability of Proxy
Materials or t request to receive separate such documents in the future. You may also contact the Corporate Secretary at Voya
Financial, Inc., 200 Park Avenue, New York, New York 10166, Office of the Corporate Secretary. Once a request is made following the above instructions, we will undertake to promptly deliver our proxy materials of the Notice of Internet Availability of Proxy Materials, as applicable.
What is a proxy?
It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. The Company has designated three of the Company’s officers to act as proxies at the Annual Meeting.
Who can vote by proxy at the Annual Meeting?
Persons who held stock as of the close of business on the Record Date, March 26, 2025 can vote their stock at the Annual
Meeting, either by participating in the online meeting or by executing (manually, telephonically, or electronically) a proxy card or voting instruction form.
What will shareholders vote on at the Annual Meeting?
At the Annual Meeting, our shareholders will be asked to cast votes on the following items of business:
■Election of the 12 directors who make up our Board;
■Advisory vote on the approval of executive compensation; and
■Vote to ratify the appointment of Ernst & Young LLP as the Company’s auditors for 2025.
Will there be any other items of business on the agenda?
We do not expect any other items of business because the deadline in our by-laws for shareholder director nominations and other proposals has passed. However, if any other matter should properly come before the meeting, the officers we have designated to act as proxies will vote the stock for which they have received a valid proxy according to their best judgment.

Voya 2025 Proxy Statement	79

How many votes do I have?
You will have one vote for every share of common stock of Voya that you owned at the close of business on the Record Date,
March 26, 2025.
What constitutes a quorum for the Annual Meeting?
A majority of the outstanding shares of common stock as of the Record Date must be present, in person or by proxy, at the
Annual Meeting for a quorum to exist. On the Record Date, there were 96,210,949 shares of common stock outstanding. A quorum must be present before any action can be taken at the Annual Meeting, except an action to adjourn the meeting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner of common stock held in “street name”?
Shareholder of Record: If your shares of common stock are registered directly in your name with our transfer agent,
Computershare, you are considered a “shareholder of record” of those shares.
Shares Held in “Street Name”: If your shares of common stock are held in an account at a brokerage firm, bank, broker- dealer or other similar organization (which we refer to in this proxy statement as a “financial intermediary”), then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the financial intermediary holding your account and, as a beneficial owner, you have the right to direct your financial intermediary as to how to vote the shares held in your account.
How do I vote?
The manner in which you cast your vote depends on whether you are a shareholder of record or you are a beneficial owner of shares held in “street name.” In order to vote your shares, you may vote:

	If you are a shareholder of record	If you hold your shares in “street name”

By Internet-Advance Voting:	www.proxyvote.com	www.proxyvote.com
By Internet at our Annual Meeting:	www.virtualshareholdermeeting.com/ VOYA2025	www.virtualshareholdermeeting.com/ VOYA2025
By Telephone	1-800-690-6903	1-800-690-6903
By Mail:	Return a properly executed and dated proxy card in the pre-paid envelope we have provided.	Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your financial intermediary makes available.
To be valid, your vote by Internet, telephone or mail must be received by the deadline specified on the proxy card or voting instruction form, as applicable.
How do I revoke my proxy?
If you hold your shares in street name, you must follow the instructions of your broker or bank to revoke your voting instructions. Otherwise, you can revoke your proxy by executing a new proxy, by voting at the meeting or by giving notice of revocation in writing to the Corporate Secretary.

80	Voya 2025 Proxy Statement

How do I vote my shares held in the Company’s 401(k) plans?
The trustee of the plans will vote your shares in accordance with the directions you provide by voting on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. If your proxy is not returned or is returned unsigned, the trustee will vote your shares in the same proportion as are all the shares held by the respective plan that are allocated to the participants of such plan for which voting instructions have been received.
How will my shares be voted if I do not give specific voting instructions?
The voting of shares for which a proxy has been executed, dated and delivered, but for which no specific voting instructions have been provided, depends on whether the shares are held by a shareholder of record or are held beneficially in “street name”, and if shares are held in “street name”, on the financial intermediary through which beneficial ownership is held.

Are you a Shareholder of Record?	Are you a Beneficial Owner of Shares Held in “Street Name”?

✔If you are a shareholder of record and you indicate that
you wish to vote as recommended by our Board or if
you sign, date and return a proxy card but do not give
specific voting instructions, then your shares will be
voted in the manner recommended by our Board on all
matters presented in this proxy statement, and the
proxy holders may vote in their discretion with respect
to any other matters properly presented for a vote at
our Annual Meeting.
✔While our Board does not anticipate that any of the
director nominees will be unable to stand for election
as a director nominee at our Annual Meeting, if that
occurs, proxies will be voted in favor of such other
person or persons as may be recommended by our
Nominating, Governance and Social Responsibility
Committee and nominated by our Board.

✔If you are a beneficial owner of shares and your
brokerage firm, bank, broker-dealer or other similar
organization does not receive voting instructions from
you, the manner in which your shares may be voted
differs, depending on the specific resolution being
voted upon.
✔Ratification of Auditors. For the resolution to ratify
the appointment of Ernst & Young LLP as the
Company’s independent registered public accounting
firm, NYSE rules provide that brokers that have not
received voting instructions from their customers at
least 10 days before the meeting date may vote their
customers’ shares in the brokers’ discretion. This is
called broker-discretionary voting. The foregoing rule
does not apply, however, if your broker is an affiliate of
our Company. In such a case, NYSE policy specifies
that, in the absence of your specific voting instructions,
your shares may be voted only in the same proportion
as are the other shares voted with respect to the
resolution.
✔All other matters. All other resolutions to be presented
at our Annual Meeting are considered “non-
discretionary matters” under NYSE rules, and your
brokerage firm, bank, broker-dealer or other similar
organization may not vote your shares without voting
instructions from you (“broker non-votes”). Therefore,
you must provide voting instructions in order for your
vote to be counted

Voya 2025 Proxy Statement	81

What vote is required for adoption or approval of each matter to be voted on?
The chart below sets forth each item of business that we expect to be put before our shareholders at the Annual Meeting, and for each such item: the voting options available, the vote required to adopt or approve, the voting recommendation of our
Board, the effect of abstaining from the vote, whether such item is a “discretionary matter” for which brokers may cast discretionary votes and the effect of broker non-votes.

Proposal	Voting Options	Vote Required	Directors’ Recommendation	Effect of Abstentions	Broker Discretionary Votes Allowed?	Effect of Broker Non-Votes

Election of Directors	You may vote FOR, AGAINST, or ABSTAIN for each nominee for director.	For each nominee, election requires a number of FOR votes that represents a majority of the votes cast FOR or AGAINST each nominee for director.	FOR all director nominees. Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the election of our director nominees.	Abstentions are not counted as a vote cast and will therefore have no effect on the vote.	No	No effect

Advisory Vote to Approve Executive Compensation	You may vote FOR, AGAINST, or ABSTAIN on the resolution to approve the executive compensation of our NEOs.	Approval requires a number of FOR votes that represents a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the matter.	FOR the resolution. Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the approval of the executive compensation of our NEOs.	Abstentions will have the same effect as a vote AGAINST the resolution.	No	No effect

Ratification of Appointment of Independent Registered Public Accounting Firm	You may vote FOR, AGAINST, or ABSTAIN on the resolution to ratify the appointment.	Approval requires a number of FOR votes that represents a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the matter.	FOR the ratification of the appointment. Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the ratification of the appointment.	Abstentions will have the same effect as a vote AGAINST the resolution.	Yes	N/A
Who counts the votes?
Votes will be counted by Computershare Trust Company, N.A.
How will the results of the votes taken at our Annual Meeting be reported?
We expect to announce the preliminary voting results at the Annual Meeting. The final voting results will be reported in a
Current Report on Form 8-K that will be filed with the SEC, and will be available at www.sec.gov and on our website at
www.voya.com.

82	Voya 2025 Proxy Statement

How do I submit a shareholder proposal or director nominations for the 2026 Annual Meeting?
Shareholder Proposals under SEC Rule 14a-8: Shareholders who wish to present proposals pursuant to SEC Rule 14a-8 for inclusion in the proxy materials to be distributed by us in connection with our 2026 Annual Meeting of Shareholders must submit their proposals to the Office of the Corporate Secretary, at Voya Financial, Inc., 200 Park Avenue, New York, New York
10166. Proposals must be received on or before April 11, 2025, unless our 2026 Annual Meeting of Shareholders is held more than 30 days before or after the anniversary date of the 2025 Annual Meeting, in which case proposals must be received a reasonable time before we begin to print and send proxy materials for the 2026 Annual Meeting of Shareholders. Submitting a
proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable limitations.
Proxy Access Director Nominations: Our by-laws provide for “proxy access”, which permits eligible shareholders to nominate directors for inclusion in our proxy materials. For a director nominee to be included in the Company's proxy statement for the
2026 Annual Meeting of Shareholders, a notice of the nomination must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not before November 11, 2025, and not later than December 11,
2025]. If, however, our 2026 Annual Meeting of Shareholders is held before the date that is 30 days before the anniversary date of the 2025 Annual Meeting, or after the date that is 30 days after the anniversary date of the 2025 Annual Meeting, then our by-laws provide that the deadline for such notice of the nomination will be the later of the close of business on (i) the date that is 180 days before the date of our 2026 Annual Meeting of Shareholders and (ii) the 10th day following the date on which the date of our 2026 Annual Meeting of Shareholders is first publicly announced or disclosed. Our by-laws also specify additional requirements that must be met (including eligibility requirements applicable to any nominator and any nominee) in order for a director nomination to be included in the Company's proxy statement for the 2026 Annual Meeting of Shareholders.
Advance Notice Bylaws for Proposals and Nominations Not Included in Our Proxy Statement: In accordance with our by-laws, for a proposal or director nomination not included in our proxy materials to be properly brought before the 2026 Annual
Meeting of Shareholders, a notice of the proposal or nomination must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not before January 22, 2026, and not later than February 21, 2026.
If, however, our 2026 Annual Meeting of Shareholders is held before the date that is 30 days before the anniversary date of the
2025 Annual Meeting, or after the date that is 60 days after the anniversary date of the 2025 Annual Meeting, then our by-laws provide that the deadline for such a notice will be the later of the close of business on (i) the date that is 90 days before the date of our 2026 Annual Meeting of Shareholders and (ii) the tenth day following the date on which the date of our 2026 Annual
Meeting of Shareholders is first publicly announced or disclosed. Our by-laws specify additional requirements in order for a shareholder to bring a proposal or nominate a director.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026, unless the by-laws provide for an alternative deadline due to the date of the 2026 Annual Meeting of Shareholders.
Who pays the expenses of this proxy solicitation?
Expenses for the preparation of these proxy materials and the solicitation of proxies for our Annual Meeting are paid by the
Company. In addition to the solicitation of proxies over the Internet or by mail, certain of our directors, officers or employees may solicit proxies in person, by telephone, or by other means of communication. Our directors, officers and employees will receive no additional compensation for any such solicitation. The Company has retained MacKenzie Partners, Inc. as proxy solicitor for a fee of $22,500 plus the reimbursement of any out-of-pocket expenses. We will reimburse brokers, including our affiliated brokers, and other similar institutions for costs incurred by them in mailing proxy materials to beneficial owners.
Where can I receive more information about the Company?
We file reports and other information with the SEC. This information is available on the Company’s website at www.voya.com and at the Internet site maintained by the SEC at www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The charters of our Audit; Compensation, Benefits and Talent Management; Nominating, Governance and Social Responsibility;
Executive; Risk; and Technology Committees, as well as the Company’s Corporate Governance Guidelines and the Corporate
Code of Business Conduct and Ethics are available on the Company’s investor relations website, investors.voya.com.
Communications with our Board
Any person who wishes to communicate with any of our directors, our Non-Executive Chairperson, our committee chairs or with our independent directors as a group should address communications to the Board or the particular director or directors, as the case may be, and mail to Voya Financial, Inc., 200 Park Avenue, New York, New York 10166, Office of the Corporate
Secretary or sent by electronic mail to CorporateSecretary@voya.com.

Voya 2025 Proxy Statement	83

Code of Ethics and Conduct
Our Board has adopted a code of ethics and a code of conduct as such terms are used in Item 406 of Regulation S-K and the
NYSE listing rules. A copy of our Code of Business Conduct and Ethics is available from our investor relations website at
investors.voya.com. The Company intends to satisfy any disclosure requirement under Item 5.05 of Form 8-K with respect to its code of ethics through a notice posted at investors.voya.com. Information from this website is not incorporated by reference into this proxy statement.

Voya 2025 Proxy Statement	A-1

Exhibit A
Non-GAAP Financial Measures
In this proxy statement, we present Adjusted Operating Earnings, Adjusted Operating Earnings Per Share, Adjusted Operating
Return on Allocated Capital and Adjusted Operating Return on Equity, each of which is a non-GAAP financial measure.
Adjusted Operating Earnings
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income
(loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
■Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses)
associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
■Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
■Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's
(“Allianz”) stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
■Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
■Other adjustments may include the following items:
■Income (loss) related to early extinguishment of debt;
■Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
■Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
■Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
■Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
Adjusted Operating Return on Allocated Capital
Adjusted Operating Return on Allocated Capital is defined as adjusted operating earnings for the Wealth Solutions, Health
Solutions and Investment Management Segments (tax-effected based on the actual operating effective tax rate for the period)
divided by the average capital allocated to these business segments for the period.

A-2	Voya 2025 Proxy Statement

Adjusted Operating Earnings Per Share
Adjusted Operating Earnings Per Share is defined as adjusted operating earnings after income taxes divided by average diluted common shares.
Adjusted Operating Return on Equity
Adjusted Operating Earnings Per Share is defined as adjusted operating earnings after income taxes divided by average common equity excluding AOCI.
Voya Financial, Inc.
Reconciliation of Adjusted Operating Earnings before income taxes to Income (Loss) before income taxes

	Full Year

($ in millions)	2024	2023

Income (loss) before income taxes	$799	$678
Less:
Net investment gains (losses)	50	(15)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(142)	(182)
Net income (loss) attributable to noncontrolling interests	75	104
Dividend payments made to preferred shareholders	41	36
Other adjustments[1]	(95)	(180)
Adjusted operating earnings before income taxes	$870	$916

Wealth Solutions	$820	$632
Health Solutions	40	315
Investment Management	213	177
Corporate	(203)	(207)
Adjusted operating earnings before income taxes	$870	$916
(1)Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the year ended December 31, 2024, also includes $15 million, pre-tax, of severance costs, a $15 million, pre-tax, write-off of an intangible asset related to a prior acquisition, a $10 million, pre-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, and $5 million, pre-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $26 million, pre-tax, net actuarial gain related to pension and other postretirement benefit obligations. For the year ended December 31, 2023, also includes $35 million, pre-tax, of severance costs, a $22 million, pre-tax, net favorable adjustment to certain acquisition-related assets and liabilities, and a $17 million, pre-tax, impairment related to a vacated leased building.

Voya 2025 Proxy Statement	A-3

Voya Financial, Inc.
Calculation and Reconciliation of Adjusted Operating Return on Allocated Capital

($ in millions, unless otherwise indicated)	Year ended December 31, 2024

Total Voya Financial, Inc. Shareholders' Equity — end of period	$4,005
Total Voya Financial, Inc. Shareholders' Equity — average for period	$4,254
Net income (loss) available to Voya Financial, Inc.’s common shareholders	$626
Return on Voya Financial, Inc. Equity	14.7%

Total Voya Financial, Inc. Shareholders' Equity — average for period	$4,254
Less: Accumulated Other Comprehensive Income (AOCI) — average for period	(2,324)
Plus: Total Voya Debt — average for period	2,251
Total Capitalization (Excluding AOCI) — average for period	$8,829
Less: Corporate Segment Capital — average for period	3,351
Total Allocated Capital — average for period, including quantitative adjustments	$5,478
Adjusted operating earnings after income taxes	736
Less: Corporate adjusted operating earnings after income taxes	(185)
Adjusted operating earnings after income taxes, excluding Corporate	$921
Quantitative Adjustments[1]	38
Adjusted Operating earnings after income taxes, excluding Corporate and including quantitative adjustments	$959
Adjusted Operating Return on Allocated Capital	17.5%
(1)Includes adjustments made by the Compensation, Benefits, and Talent Management Committee, primarily related to incentive compensation above or below target that is reported in Corporate and expenses which emerged in the segments which had been targeted for Corporate.

A-4	Voya 2025 Proxy Statement

Voya Financial, Inc.
Reconciliation of Adjusted Operating Return on Equity (ROE) and Adjusted Operating Earnings Per Share
(EPS)

	After Income Taxes		Per Share

($ in millions, except per share)	Full Year 2024	Full Year 2023	Full Year 2024	Full Year 2023

Net Income (loss) available to Voya Financial, Inc.'s common shareholders	$626	$589	$6.17	$5.42
Less:
Net investment gains (losses)	39	(2)	0.39	(0.02)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(75)	(44)	(0.74)	(0.40)
Other adjustments	(75)	(128)	(0.74)	(1.18)
Adjusted operating earnings	$736	$763	$7.25	$7.02
Average Common Equity excluding AOCI	$5,966	$5,925
Adjusted Operating Return on Equity (ROE)	12.3%	12.9%
2024 and 2023 Average Adjusted Operating ROE and EPS	12.6%		$7.14

Voya 2025 Proxy Statement	A-5

Voya Financial, Inc.
Reconciliation of Total Revenues to Adjusted Operating Revenue and Net Revenue

	Year Ended

($ in millions)	2024	2023

Total revenues	$8,050	$7,348
Less:
Net investment gains (losses)	22	(44)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	102	113
Revenues (loss) attributable to noncontrolling interests	243	247
Other adjustments	196	211
Total adjusted operating revenues	$7,487	$6,822

Wealth Solutions	$2,905	$2,776
Health Solutions	3,577	3,082
Investment Management	982	916
Corporate	23	48
Total adjusted operating revenues	$7,487	$6,822

Wealth Solutions - Adjusted operating revenues	$2,905	$2,776
Plus:
Interest credited and other benefits to contract owners/policyholders	(849)	(895)
Net Revenue	2,056	1,881
Less:
Alternative investment income and prepayment fees above (below) long-term expectations	(53)	(110)
Wealth Solutions - Net revenue excluding notable items	$2,109	$1,991

Health Solutions - Adjusted operating revenues	$3,577	$3,082
Plus:
Interest credited and other benefits to contract owners/policyholders	(2,602)	(1,895)
Net Revenue	975	1,185
Less:
Alternative investment income and prepayment fees above (below) long-term expectations	(7)	(10)
Other[1]	—	(16)
Health Solutions - Net revenue excluding notable items	$982	$1,212

Investment Management - Adjusted operating revenues	$982	$916
Net Revenue	982	916
Less:
Alternative investment income and prepayment fees above (below) long-term expectations	(9)	(2)
Investment Management - Net revenue excluding notable items	$991	$918
(1)In 2023, includes changes in certain legal and other reserves not expected to recur at the same level.

A-6	Voya 2025 Proxy Statement

Voya Financial, Inc.
Calculation and Reconciliation of Adjusted Operating Margin Excluding Notable Items

	Full Year

($ in millions)	2024	2023

Wealth Solutions - Adjusted operating earnings	$820	$632
Less:
Alternative investment income and prepayment fees above (below) long-term expectations	(53)	(110)
Wealth Solutions - Adjusted operating earnings excluding notable items	$873	$742

Wealth Solutions - Net revenue excluding notable items	$2,109	$1,991

Wealth Solutions - Adjusted operating margin excluding notable items	41.4%	37.3%

Investment Management - Adjusted operating earnings	$213	$177
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(8)	(3)
Plus:
Earnings attributable to noncontrolling interest	65	49
Investment Management - Adjusted operating earnings excluding notable items and including noncontrolling interest	$286	$228

Investment Management - Net revenue excluding notable items	$991	$918

Investment Management - Adjusted operating margin excluding notable items	28.9%	24.9%

Voya 2025 Proxy Statement	A-7

Voya Financial, Inc.
Calculation and Reconciliation of Financial Leverage excluding AOCI and debt maturing in 2025

($ in millions, unless otherwise indicated)	Year ended December 31, 2024

Financial Debt
Total financial debt	$2,502
Other financial obligations[1]	304
Total Financial Obligations	$2,806

Mezzanine Equity
Allianz Noncontrolling Interest	$219

Equity
Preferred equity[2]	$612
Common equity (Excluding AOCI)	5,855
Total Equity (Excluding AOCI)	6,467
Accumulated other comprehensive income (AOCI)	(2,462)
Total Voya Financial, Inc. Shareholders' Equity	4,005
Noncontrolling interest	1,783
Total Shareholders' Equity	$5,788

Capitalization[3]	$6,507
Debt-to-Capital Ratio[4]	38.5%
Plus:
Capital impact of adding noncontrolling interests	(9.1)%
Impact of adding other financial obligations and treatment of preferred stock[5]	9.4%
Capital impact of excluding AOCI	(8.5)%
Impact of excluding the $400 million of debt maturing in 2025[6]	(2.5)%
Financial leverage excluding AOCI and debt maturing in 2025[7]	27.8%
Adjusted Capitalization excluding AOCI and debt maturing in 2025[8]	$10,875
(1)Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2)Includes Preferred stock par value and additional paid-in-capital.
(3)Includes Total Financial Debt and Total Voya Financial, Inc. Shareholders' Equity.
(4)Includes Total Financial Debt divided by Capitalization.
(5)Includes the impact of eliminating equity treatment for preferred stock.
(6)Excludes the $400 million 3.976% Senior Notes maturing on February 15, 2025 from Total Financial Obligations and Adjusted
Capitalization due to $400 million of 5.000% Senior Notes due 2034 which were issued in third quarter of 2024 in anticipation of the maturity.
(7)Includes Total Financial Obligations and Preferred equity less the $400 million of debt maturing in 2025 divided by Adjusted Capitalization excluding AOCI and debt maturing in 2025.
(8)Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI and the $400 million of debt maturing in 2025.

A-8	Voya 2025 Proxy Statement

Forward-Looking and Other Cautionary Statements
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. The company does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-
looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) global market risks, including general economic conditions, our ability to manage such risks and interest rates; (ii) liquidity and credit risks, including financial strength or credit ratings downgrades, requirements to post collateral, and availability of funds through dividends from our subsidiaries or lending programs; (iii) strategic and business risks, including our ability to maintain market share, achieve desired results from our acquisitions and dispositions, or otherwise manage our third-party relationships; (iv)
investment risks, including the ability to achieve desired returns or liquidate certain assets; (v) operational risks, including cybersecurity and privacy failures and our dependence on third parties; (vi) tax, regulatory and legal risks, including limits on our ability to use deferred tax assets, changes in law, regulation or accounting standards, and our ability to comply with regulations. Factors that may cause actual results to differ from those in any forward-looking statement also include those described under “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition
(“MD&A”) - Trends and Uncertainties” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the
Securities and Exchange Commission on February 21, 2025.

Voya Financial
200 Park Avenue
New York, NY 10017
voya.com

Plan. Invest. Protect.